[front cover]


November 30, 2000

AMERICAN CENTURY
Annual Report

Strategic Allocation:
   Conservative
   Moderate
   Aggressive


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

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write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

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This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

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[left margin]

Strategic Allocation: Conservative
(TWSCX)
-----------------------------------

Strategic Allocation: Moderate
(TWSMX)
-----------------------------------

Strategic Allocation: Aggressive
(TWSAX)
-----------------------------------


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year ended November 30, 2000, was an unusual one in the global financial markets. Volatility stemming from high valuations and weakening corporate profits roiled stock markets worldwide, while bonds benefited from slowing economic growth and expectations of interest rate cuts.

     As a result, both bonds (as represented by the Lehman Aggregate Bond Index) and cash (the 90-day Treasury bill) outperformed stocks (the S&P 500), the first time that's happened in a decade. This performance disparity reinforces the importance of diversifying your investment portfolio among stocks, bonds, and cash.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We look forward to working with J.P. Morgan Chase (as the new enterprise will be called) for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
STRATEGIC ALLOCATION: CONSERVATIVE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
STRATEGIC ALLOCATION: MODERATE
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22
STRATEGIC ALLOCATION: AGGRESSIVE
   Performance Information ................................................   34
   Management Q&A .........................................................   35
   Schedule of Investments ................................................   38
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   49
   Statement of Operations ................................................   50
   Statement of Changes
      in Net Assets .......................................................   51
   Notes to Financial
      Statements ..........................................................   52
   Financial Highlights ...................................................   56
   Independent Auditors'
      Report ..............................................................   65
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   66
   Background Information
      Investment Philosophy
         and Policies .....................................................   67
      Comparative Indices .................................................   67
      Investment Team
         Leaders ..........................................................   67
      Neutral Asset Mixes .................................................   67
   Glossary ...............................................................   68


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*  Bonds outperformed stocks worldwide during the year ended November 30, 2000.

* U.S. stocks produced generally negative returns after the slowing economy led many companies to warn of lower profits going forward. Small- and mid-cap shares, as well as value stocks, held up best in this environment.

* Foreign stock market returns mirrored those in the U.S., but foreign currency weakness versus the U.S. dollar also had an adverse impact on performance.

* Bonds benefited from a slowing global economy and increased demand from investors shifting assets out of the stock market.

STRATEGIC ALLOCATION: CONSERVATIVE

* The fund performed best among the three Strategic Asset Allocation funds during the year ended November 30.

* The main theme in Strategic Conservative's portfolio was a shift from a more aggressive position (overweight stocks, underweight cash) to a more defensive position (underweight stocks, overweight bonds and cash).

* In the bond portfolio, we added more mortgage-backed securities and traded up in the credit quality of our corporate bonds.

* The fund's stock portfolio was overweight small- and mid-cap stocks early in the period, then overweight value stocks and underweight technology shares late in the period.

* Going forward, we expect to maintain Strategic Conservative's current defensive position.

STRATEGIC ALLOCATION: MODERATE

* The fund held up well despite the decline in stocks during the year ended November 30.

* The main theme in Strategic Moderate's portfolio was a shift from a more aggressive position (overweight stocks, underweight cash) to a more defensive position (underweight stocks, overweight bonds and cash).

* The fund's stock portfolio was overweight small- and mid-cap stocks, as well as value shares, and underweight technology and foreign stocks.

* In the bond portfolio, we added more mortgage-backed securities and traded up in the credit quality of our corporate bonds.

* Going forward, we expect to maintain Strategic Moderate's current defensive position.

STRATEGIC ALLOCATION: AGGRESSIVE

* The fund held up well despite the decline in stocks during the year ended November 30.

* The main theme in Strategic Aggressive's portfolio was a shift from a more aggressive position (overweight stocks, underweight cash) to a more defensive position (underweight stocks, overweight bonds and cash).

* The fund's stock portfolio was overweight small- and mid-cap stocks, as well as value shares, and underweight technology and foreign stocks.

* In the bond portfolio, we added more mortgage-backed securities and traded up in the credit quality of our corporate bonds.

* Going forward, we expect to maintain Strategic Aggressive's current defensive position.

[left margin]

                    CONSERVATIVE(1)
                        (TWSCX)
     TOTAL RETURNS:                 AS OF 11/30/00
        6 Months                             2.47%(2)
        1 Year                               6.74%
     INCEPTION DATE:                       2/15/96
     NET ASSETS:                    $183.3 million(3)

                      MODERATE(1)
                        (TWSMX)
     TOTAL RETURNS:                 AS OF 11/30/00
        6 Months                            -2.33%(2)
        1 Year                               5.20%
     INCEPTION DATE:                       2/15/96
     NET ASSETS:                    $490.8 million(3)

                     AGGRESSIVE(1)
                        (TWSAX)
     TOTAL RETURNS:                 AS OF 11/30/00
        6 Months                            -5.17%(2)
        1 Year                               5.14%
     INCEPTION DATE:                       2/15/96
     NET ASSETS:                    $358.3 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor, Advisor, and Institutional classes.

See Total Returns on pages 5, 18, and 34.
Investment terms are defined in the Glossary on pages 68-69.


2      1-800-345-2021


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

Jeff Tyler, senior vice president and lead manager of the Strategic Asset Allocation funds

REVERSAL OF FORTUNE

     During the year ended November 30, 2000, the global financial markets were characterized by shifting momentum and changing attitudes. In the U.S. stock market, investors rotated out of large-cap and technology stocks, looking for opportunities among smaller-company and value shares. Equity markets overseas took their cue from the U.S., although their negative returns were weakened further by foreign currency declines. The positive news came from the fixed-income market, where bonds were poised to have their best year since 1995 amid a global economic slowdown and falling interest rates.

U.S. STOCKS

     The major stock indexes entered 2000 at all-time highs after a late-1999 rally led by large-cap and technology shares. TMT stocks--"New Economy" companies in the technology, media, and telecommunications industries--continued to surge in early 2000, but investors began to rotate away from the larger stocks that dominated the market during the late '90s.

     Instead, they focused their attention on small- and mid-cap companies. Mid-cap stocks were especially popular among aggressive investors because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.

     By springtime, the market's attitude began to change. A series of interest rate increases by the Federal Reserve threatened to cool the hot U.S. economy. In addition, concerns surfaced about sustainability and profitability in the New Economy, especially among Internet and electronic-commerce companies.

     As a result, many investors turned away from high-flying growth stocks--sending them sharply lower--and looked for opportunities in undervalued sectors of the market, such as utilities, energy, and health care stocks. Overall, value stocks (up 4.5% for the one-year period) outperformed growth stocks (down 12.5%) for the first time since 1993.

     After a volatile summer, stocks fell steadily throughout the final three months of the period. The catalyst was an increasingly large number of profit warnings from high-profile companies, whose stock prices were swiftly punished. These firms pointed to slowing economic growth, both here and abroad, as the reason why they would be unable to meet earnings and revenue expectations.

     Most of these warnings came from the technology sector, which continued its freefall after peaking in March. By the end of November, the technology-dominated Nasdaq Composite Index had fallen 50% from its record high in mid-March.

FOREIGN STOCKS

     Equity performance internationally was mixed but generally mirrored that in the U.S. market. However, U.S. investors incurred losses as most foreign currencies weakened versus the U.S. dollar. MSCI's EAFE Index, a broad index of foreign stocks, posted a slight gain in local currencies but a substantial decline in U.S. dollars (see the table on page 3).

[right margin]

"MANY INVESTORS TURNED AWAY FROM HIGH-FLYING GROWTH STOCKS--SENDING THEM SHARPLY LOWER--AND LOOKED FOR OPPORTUNITIES IN UNDERVALUED SECTORS OF THE MARKET."

U.S. STOCK MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 2000
   S&P 500                         -4.24%
   S&P MIDCAP 400                  15.64%
   S&P SMALLCAP 600                 7.68%

FOREIGN STOCK MARKET PERFORMANCE
(IN U.S. DOLLARS)
FOR THE YEAR ENDED NOVEMBER 30, 2000
   MSCI EAFE(reg.tm) INDEX         -9.67%
   MSCI Europe Index               -5.52%
   MSCI Far East Index            -18.47%
   MSCI Emerging Markets
      Latin American Index         -4.35%
   MSCI EAFE(reg.tm) INDEX
      (IN LOCAL CURRENCIES)         1.83%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 67.


                                                www.americancentury.com      3


Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
                                                                    (Continued)

     European stocks performed the best. In fact, of the few markets that rose in the past year, most were in Europe, including Germany, France, Italy, and Denmark. The rest of the Continent, however, experienced moderate declines. As in the U.S., the central bank in Europe applied the brakes to economic growth by raising interest rates, and that led to concerns about corporate profit growth.

     Another reason for the European Central Bank's rate hikes was to prop up the flagging euro currency, which continued to fall against the dollar. Despite the ECB's efforts, higher interest rates in the U.S. sustained demand for dollar-denominated investments. The euro hit its lowest level ever versus the dollar in October and was down 15% for the one-year period.

     Japan's stock market fell 25% over the past year, giving back much of its gains from 1999. The country's decade-long economic troubles continued despite the Bank of Japan's "zero interest rate" policy. In addition to the stock market decline, the Japanese yen fell slightly against the dollar.

     Southeast Asian markets also performed poorly, with many producing losses of more than 35%. The region is a major supplier of components for the personal computer and telecommunications industries, and slowing global demand for these products hurt many Asian stocks.

     Other emerging markets struggled in the face of rising oil prices and slowing economic growth worldwide. The exception was Russia, where greater economic stability attracted investors and pushed stock prices up more than 50%.

U.S. BONDS

     Changing economic conditions proved to be good news for the bond market, which outperformed U.S. stocks and most foreign markets during the one-year period.

     Bonds initially struggled--in late 1999 and early 2000, the U.S. economy's strong growth, coupled with fears of rising inflation, led the Fed to raise interest rates several times.

     By summer, however, the manufacturing sector and consumer spending showed signs of slowing. Rising oil prices and the declining euro further threatened global demand for U.S. goods and services. As stocks staggered, investors sought safe haven elsewhere, and bonds got a boost from a combination of increased demand and the absence of further Fed rate hikes.

     Treasury bonds performed best, largely because of declining supply early in the period. The federal budget surplus enabled the U.S. Treasury to reduce new issuance and buy back some of its own bonds.

     The higher yields of mortgage-backed, government agency, and asset-backed bonds attracted investor demand late in the period. Fed inactivity helped, too--these securities tend to outperform Treasurys when interest rates are relatively stable.

     Corporate bonds lagged the rest of the bond market. Heavy issuance put pressure on bond prices, and demand waned as investors feared the slowing economy would weaken the financial health of corporate bond issuers.

[left margin]

"AS STOCKS STAGGERED, INVESTORS SOUGHT SAFE HAVEN ELSEWHERE, AND BONDS GOT A BOOST FROM A COMBINATION OF INCREASED DEMAND AND THE ABSENCE OF FURTHER FED RATE HIKES."

U.S. BOND MARKET PERFORMANCE
FOR THE YEAR ENDED NOVEMBER 30, 2000
   LEHMAN AGGREGATE BOND INDEX        9.06%
   Lehman Treasury Bond Index        10.65%
   Lehman Corporate Bond Index        6.52%
   Lehman Mortgage-Backed
      Securities Index                9.13%

Source: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 67.


4      1-800-345-2021


Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS (INCEPTION 2/15/96)

                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                  CONSERVATIVE      S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)          2.47%          -6.92%           7.58%           3.05%
1 YEAR               6.74%          -4.24%           9.06%           5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              8.19%          12.71%           6.07%           5.18%
LIFE OF FUND         8.88%          18.19%(2)        6.64%(2)        5.17%(2)

                            ADVISOR CLASS (INCEPTION 10/2/96)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                  CONSERVATIVE      S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)          2.35%          -6.92%           7.58%           3.05%
1 YEAR               6.49%          -4.24%           9.06%           5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              8.00%          12.71%           6.07%           5.18%
LIFE OF FUND         9.16%          18.58%(3)        7.17%(3)        5.18%(3)

                          INSTITUTIONAL CLASS (INCEPTION 8/1/00)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                  CONSERVATIVE      S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)           --              --              --              --
1 YEAR                --              --              --              --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS               --              --              --              --
LIFE OF FUND         1.10%(1)       -7.72%(1)        4.44%(1)        2.05%(1)


(1)  Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
S&P 500 Index               $22,119
Strategic: Conservative     $15,032
Lehman Aggregate
   Bond Index               $13,571
90-Day T-Bill Index         $12,715

                 Strategic                     Lehman Aggregate      90-Day
                Conservative       S&P 500        Bond Index      T-Bill Index
DATE               VALUE            VALUE           VALUE            VALUE
2/15/1996         $10,000          $10,000         $10,000          $10,000
3/31/1996          $9,920          $10,096          $9,930          $10,041
6/30/1996         $10,099          $10,549          $9,987          $10,168
9/30/1996         $10,316          $10,875         $10,171          $10,298
12/31/1996        $10,644          $11,781         $10,476          $10,426
3/31/1997         $10,509          $12,097         $10,418          $10,560
6/30/1997         $11,249          $14,210         $10,800          $10,694
9/30/1997         $11,909          $15,273         $11,159          $10,830
12/31/1997        $12,011          $15,712         $11,487          $10,969
3/31/1998         $12,720          $17,903         $11,666          $11,109
6/30/1998         $12,877          $18,494         $11,939          $11,248
9/30/1998         $12,498          $16,654         $12,444          $11,384
12/31/1998        $13,276          $20,201         $12,486          $11,506
3/31/1999         $13,207          $21,209         $12,424          $11,633
6/30/1999         $13,706          $22,707         $12,315          $11,764
9/30/1999         $13,490          $21,287         $12,398          $11,901
12/31/1999        $14,758          $24,455         $12,383          $12,052
3/31/2000         $15,190          $25,015         $12,657          $12,220
6/30/2000         $14,826          $24,350         $12,877          $12,396
9/30/2000         $15,299          $24,113         $13,265          $12,585
11/30/2000        $15,032          $22,119         $13,571          $12,715

$10,000 investment made 2/15/96(+)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) Index data since 2/29/96, the date nearest the class's inception for which data are available.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

               Strategic                       Lehman Aggregate      90-Day
              Conservative         S&P 500        Bond Index      T-Bill Index
DATE             RETURN            RETURN           RETURN           RETURN
11/30/96*         8.32%            20.18%            5.75%            3.82%
11/30/97         10.87%            28.56%            7.55%            5.17%
11/30/98          9.43%            23.66%            9.45%            4.56%
11/30/99          8.47%            20.92%           -0.04%            4.67%
11/30/00          6.74%            -4.24%            9.06%            5.94%

* From 2/29/96 (the date after the class's inception for which index data are available) to 11/30/96.


                                                www.americancentury.com      5


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]   [photo of Brian Howell]

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC CONSERVATIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 2000?

     The fund produced the best return of the three Strategic Asset Allocation funds, reflecting the outperformance of bonds over stocks. For the fiscal year, Strategic Conservative posted a total return of 6.74%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE OVER THE PAST YEAR?

     The main theme in the portfolio was a shift from a more aggressive position at the start of the fiscal year to a more defensive position by the end of the period. It's worth pointing out, though, that we're only talking about modest variations from Strategic Conservative's neutral asset mix of 45% bonds, 45% stocks, and 10% cash.

     The portfolio began the fiscal year overweight in stocks, both foreign and domestic, and underweight in cash. Starting in early 2000, we began to gradually cut back on the equity overweight until the portfolio returned to a neutral position at mid-year.

     In the last six months, the market environment changed, with bonds and cash outperforming stocks by a wide margin. As a result, the portfolio shifted to an underweight in stocks and overweights in bonds and cash--a much more defensive position.

DID THIS DEFENSIVE POSITIONING APPLY WITHIN THE STOCK AND BOND PORTIONS OF STRATEGIC CONSERVATIVE'S PORTFOLIO?

     Yes. For example, in our bond portfolio, we traded up in credit quality within our corporate bond holdings. We sold a number of lower-quality bonds, such as those issued by telecommunications and technology companies, as well as bonds issued by firms that we believe are vulnerable to an economic downturn. We replaced them with high-quality bonds in defensive industries, such as financials, health care, and utilities.

     Although we remained overweight in corporate bonds throughout the fiscal year, we shortened the duration (a measure of price volatility as interest rates change) of our corporate holdings as a further defensive maneuver.

WHAT OTHER CHANGES DID YOU MAKE TO THE BOND PORTFOLIO?

     In the last half of the period, we increased the fund's holdings of mortgage-backed securities, including those issued by government-sponsored home loan programs (such as Ginnie Mae, Fannie Mae, and Freddie Mac) and commercial mortgage-backed securities issued by banks and other financial institutions.

     At mid-year, the yields on mortgage-backed securities looked relatively attractive given the decline in Treasury bond yields, and mortgages also appeared poised to benefit from a stable interest rate environment.

* All fund returns referenced in this interview are for Investor Class shares. [left margin]

"THE MAIN THEME IN THE PORTFOLIO WAS A SHIFT FROM A MORE AGGRESSIVE POSITION AT THE START OF THE FISCAL YEAR TO A MORE DEFENSIVE POSITION BY THE END OF THE PERIOD."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS      AS OF NOVEMBER 30, 2000
U.S. BONDS                           49%
U.S. STOCKS                          36%
MONEY MARKET SECURITIES               8%
FOREIGN STOCKS                        7%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.

6           1-800-345-2021

Strategic Conservative--Q&A
--------------------------------------------------------------------------------
(Continued)

     Mortgage-backed securities represented nearly 40% of the bond portfolio by the end of September, but we've cut back on our holdings since then. Mortgage rates recently hit their lowest level since mid-1999, and we became concerned about an increase in mortgage refinancing activity, so we shifted some assets from mortgage-backed securities into Treasury bonds.

WHY TREASURY BONDS? AREN'T THEY LESS THAN ATTRACTIVE AFTER OUTPERFORMING ALL OTHER BONDS OVER THE PAST YEAR?

     That's true. Treasury yields are relatively low, and the market has aggressively priced in expectations of a significant economic slowdown, including interest rate cuts by the Federal Reserve. That's why we're currently underweight in Treasurys, albeit with a longer duration than we normally have.

     However, we're reluctant to underweight Treasurys any further. Investors often flock to the relative safety of Treasury bonds during periods of volatility and chaos in the markets. This "flight-to-quality" buying, which we saw in the last couple of months as the stock market declined, is an important reason for us to maintain at least a moderate position in Treasury securities.

SPEAKING OF THE DECLINING STOCK MARKET, HOW DID THE U.S. STOCK PORTION OF THE FUND BECOME MORE DEFENSIVE?

     This may not sound very defensive, but we were overweight small- and mid-cap stocks throughout the fiscal year. These are typically more aggressive investments, but they had lagged so far behind large-caps in 1998 and '99 that we viewed them as bargain-priced value stocks. Others evidently did, too, because small- and mid-caps posted the best returns among domestic stocks for the fiscal year.

     In the last six months, the portfolio has taken on a more traditional defensive appearance. The outperformance of value stocks, such as utilities and consumer staples (home products, food & beverages, etc.), over growth led to an overweight in value shares. In contrast, the decline of technology stocks left the portfolio underweight in this sector. Among growth-oriented stocks, our larger holdings included "defensive growth" stocks, such as financials and health care.

     Health care and utilities stocks were among the portfolio's best performers, while telephone, retail, and bank stocks were the worst.

WHAT ABOUT THE FUND'S FOREIGN STOCKS?

     Following the same defensive theme, the portfolio shifted from an overweight position early in the year to an underweight position by the end. Other than this underweight, however, the fund's foreign holdings remained largely the same.

     Most of our foreign investments are still in Europe, where we think the best investment opportunities are. The fund's five biggest foreign holdings are European companies.

     Although we've been--and intend to remain--underweight in Japan, we're selectively moving some assets back into the Japanese market. The significant market decline in the past year has created a few attractive opportunities.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC CONSERVATIVE'S ASSET ALLOCATION STRUCTURE?

     We expect to maintain the fund's defensive position in the coming months. That means underweight stocks and overweight bonds and cash relative to the fund's neutral asset mix of 45% bonds, 45% stocks, and 10% cash.

               [right margin]

"WITH THE ECONOMY CLEARLY SLOWING AND THE FED RECENTLY ADOPTING A BIAS TOWARD LOWER INTEREST RATES, WE THINK THE FED WILL PROBABLY CUT SHORT-TERM RATES IN THEFIRST QUARTER OF 2001."

FUND'S U.S. BONDS            AS OF NOVEMBER 30, 2000
NUMBER OF SECURITIES                     114
WEIGHTED AVERAGE MATURITY              7.8 YRS
AVERAGE DURATION                       5.1 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
MORTGAGE-BACKED SECURITIES               31%
CORPORATE SECURITIES                     30%
U.S. TREASURY SECURITIES                 16%
U.S. GOVT. AGENCY SECURITIES             13%
ASSET-BACKED SECURITIES                  10%


                                                www.americancentury.com      7


Strategic Conservative--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S THE OUTLOOK FOR BONDS?

   With the economy clearly slowing and the Fed recently adopting a bias toward lower interest rates, we think the Fed will probably cut short-term rates in the first quarter of 2001, possibly as early as January. The Treasury market has already priced in at least two rate cuts. We'll look to maintain our slightly underweight position in Treasury bonds, which would benefit from any rate cuts or flight-to-quality buying.

   We also intend to remain overweight in corporate bonds, which are offering the highest yields in the fixed-income market. We can handpick defensive issuers and industries so we're well positioned for a continued slowdown, but we also get healthy corporate exposure in case the economy lands softly and takes off again.

   Since mortgage rates appear likely to fall further, we may underweight mortgage-backed securities to minimize the negative effects of a wave of mortgage refinancing.

HOW DO YOU THINK STOCKS WILL HOLD UP?

   The stock market hates uncertainty, and there are a lot of uncertain factors plaguing the market right now--the sustainability of corporate profit growth amid a slowing economy, energy prices and their effect on inflation, and a new presidential administration. As a result, we intend to remain defensive, emphasizing value stocks and those that are likely to hold up best during an economic downturn.

WOULD STOCKS BENEFIT FROM A "SOFT LANDING"--SLOWING TO A MODERATE, SUSTAINABLE GROWTH RATE--FOR THE U.S. ECONOMY?

   Not necessarily. Capital spending has increased dramatically over the past two or three years, and we firmly believe that the resulting increase in productivity and output has given us a surplus of just about everything. Many industries go through cycles of boom and bust, but it's unusual to have excess capacity in virtually every part of the economy.

   With all this excess supply, even a modest decline in consumer demand could have a big negative impact on corporate earnings. In other words, you don't need a hard landing in the economy to bring about a hard landing in profitability, especially for technology and other growth stocks.

DO YOU SEE THE SAME THING HAPPENING OVERSEAS?

   Only to the extent that the companies are tied to the U.S. economy. Most foreign countries have not had the strong economic growth we've seen in the U.S., so they haven't had the need for a huge capacity build-out to meet domestic demand. But those firms that rely on exports to the U.S. could be subject to the same potential earnings slowdown.

[left margin]

FUND'S U.S. STOCKS
                         AS OF NOVEMBER 30, 2000
NUMBER OF COMPANIES               302
DIVIDEND YIELD                    1.6%
PRICE/EARNINGS RATIO              30.0

TOP 5 U.S. STOCKS
                               % OF FUND'S        % OF
                               U.S. STOCKS        FUND
VERIZON COMMUNICATIONS            2.8%            1.0%
CITIGROUP INC.                    2.7%            1.0%
SPRINT CORP.                      2.5%            0.9%
FIRST VIRGINIA BANKS, INC.        2.5%            0.9%
MINNESOTA MINING &
   MANUFACTURING CO.              2.3%            0.8%

FUND'S FOREIGN STOCKS
                         AS OF NOVEMBER 30, 2000
NUMBER OF COMPANIES               114
DIVIDEND YIELD                    1.3%

TOP 5 FOREIGN STOCKS
                                               % OF FUND'S    % OF
                                 COUNTRY     FOREIGN STOCKS   FUND
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES             NETHERLANDS       14.5%        1.0%
BP AMOCO PLC ADR                  U.K.            4.3%        0.3%
NOVARTIS AG ORD                SWITZERLAND        3.8%        0.3%
NOVO NORDISK A/S
   CL B ORD                      DENMARK          2.1%        0.2%
SUEZ LYONNAISE
   DES EAUX ORD                  FRANCE           2.1%        0.2%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                             85%
ASIA/PACIFIC                       11%
AMERICAS (EXCLUDING U.S.)           4%


8      1-800-345-2021


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 43.1%
AIRLINES(2)
                      200  AMR Corp.(1)                            $      6,688
                      100  Delta Air Lines Inc.                           4,750
                                                                   ------------
                                                                         11,438
                                                                   ------------
ALCOHOL -- 0.2%
                    5,000  Anheuser-Busch Companies, Inc.               237,187
                    1,200  Coors (Adolph) Co. Cl B                       90,000
                      482  Interbrew ORD(1)                              13,863
                                                                   ------------
                                                                        341,050
                                                                   ------------
APPAREL & TEXTILES(2)
                    1,000  Liz Claiborne, Inc.                           39,250
                                                                   ------------
BANKS -- 4.3%
                   34,650  Banca Intesa S.p.A. ORD                      151,298
                    2,500  Banco Popular Espanol SA ORD                  82,797
                   11,200  Bank of America Corp.                        447,300
                    1,000  Bank of New York Co., Inc. (The)              55,188
                      600  Bayerische Hypo-und Vereinsbank
                              AG ORD                                     29,781
                    3,200  Chase Manhattan Corp.                        118,000
                   34,600  Citigroup Inc.                             1,723,512
                    1,600  Comerica Inc.                                 83,300
                   15,700  UniCredito Italiano S.p.A. ORD               78,679
                    6,000  Den Danske Bank Group ORD                     98,163
                      308  Dexia ORD                                     49,607
                   22,400  First Union Corp.                            562,800
                   37,800  First Virginia Banks, Inc.                 1,637,212
                    6,500  Fleet Boston Financial Corp.                 243,750
                    8,489  HSBC Holdings plc ORD                        113,734
                   18,739  Nordic Baltic Holding AB ORD                 132,768
                    1,100  Northern Trust Corp.                          94,841
                    5,800  PNC Bank Corp.                               385,700
                    5,500  Royal Bank of Scotland Group plc
                              ORD                                       113,652
                      800  Silicon Valley Bancshares(1)                  27,625
                    6,000  Skandinaviska Enskilda Banken
                              ORD                                        64,365
                      900  Societe Generale Cl A ORD                     48,632
                    1,000  State Street Corp.                           129,000
                    9,300  SunTrust Banks, Inc.                         472,556
                    3,800  TCF Financial Corp.                          154,613
                    2,900  Toronto-Dominion Bank (The)
                              ORD                                        74,972
                   15,700  U.S. Bancorp                                 379,744
                    1,700  Zions Bancorporation                          92,809
                                                                   ------------
                                                                      7,646,398
                                                                   ------------
CHEMICALS -- 2.1%
                   10,700  Air Products & Chemicals, Inc.               368,481
                    8,900  Dow Chemical Co.                             272,006
                    6,500  du Pont (E.I.) de Nemours & Co.              275,031

Shares                                                                Value
--------------------------------------------------------------------------------

                   15,100  Minnesota Mining &
                              Manufacturing Co.                    $  1,508,113
                   26,000  Praxair, Inc.                                934,375
                   16,300  Rohm and Haas Co.                            484,925
                      293  Syngenta AG ORD(1)                            13,210
                                                                   ------------
                                                                      3,856,141
                                                                   ------------
CLOTHING STORES -- 0.2%
                    9,300  Abercrombie & Fitch Co. Cl A(1)              194,138
                    1,800  American Eagle Outfitters, Inc.(1)            79,256
                    1,000  Limited, Inc. (The)                           19,438
                      900  Talbots, Inc.                                 47,531
                    1,600  TJX Companies, Inc. (The)                     41,000
                                                                   ------------
                                                                        381,363
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.4%
                    8,600  Advanced Digital Information
                              Corp.(1)                                  127,119
                      700  Avocent Corp.(1)                              32,178
                      468  Brocade Communications
                              System(1)                                  78,609
                    9,200  Compaq Computer Corp.                        197,800
                    7,100  EMC Corp. (Mass.)(1)                         528,063
                    2,400  Hewlett-Packard Co.                           75,900
                    7,200  International Business Machines
                              Corp.                                     673,199
                    6,700  Pitney Bowes, Inc.                           194,719
                    7,100  Sun Microsystems, Inc.(1)                    540,044
                    1,200  Symbol Technologies, Inc.                     48,075
                                                                   ------------
                                                                      2,495,706
                                                                   ------------
COMPUTER SOFTWARE -- 1.4%
                    1,100  Acxiom Corp.(1)                               39,566
                    1,100  Adobe Systems Inc.                            69,678
                      600  Amdocs Ltd.(1)                                32,475
                   14,500  Autodesk, Inc.                               375,188
                      500  Business Objects S.A. ADR(1)                  30,750
                   25,000  Computer Associates
                              International, Inc.                       653,124
                    9,600  Microsoft Corp.(1)                           550,800
                   11,400  Oracle Corp.(1)                              302,456
                    3,900  PeopleSoft, Inc.(1)                          129,553
                       13  Per-Se Technologies, Inc.
                              Warrants(1)                                     1
                    1,100  Sabre Holdings Corp.                          39,256
                      400  Siebel Systems, Inc.(1)                       27,938
                    3,500  Sybase, Inc.(1)                               69,891
                      700  Symantec Corp.(1)                             25,178
                    2,200  Veritas Software Corp.(1)                    214,569
                                                                   ------------
                                                                      2,560,423
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                    7,700  Fluor Corp.(1)                               281,050
                    1,800  Lennar Corp.                                  57,038
                   20,000  Masco Corp.                                  386,250
                                                                   ------------
                                                                        724,338
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      9


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.1%
                    7,100  Pier 1 Imports, Inc.                    $     78,544
                    8,000  Sanyo Electric Company Ltd. ORD               62,457
                       97  Swatch Group AG ORD                          112,132
                                                                   ------------
                                                                        253,133
                                                                   ------------
DEFENSE/AEROSPACE -- 0.5%
                    6,200  Boeing Co.                                   428,188
                    2,700  Bombardier Inc. Cl B ORD                      39,258
                    3,400  European Aeronautic Defense
                              and Space Co. ORD(1)                       71,415
                    8,100  Lockheed Martin Corp.                        276,210
                      500  Northrop Grumman Corp.                        42,156
                                                                   ------------
                                                                        857,227
                                                                   ------------
DEPARTMENT STORES -- 0.8%
                    9,700  Family Dollar Stores, Inc.                   188,544
                    5,600  Federated Department Stores,
                              Inc.(1)                                   170,800
                    1,300  Kohl's Corp.(1)                               69,631
                    5,900  Next plc ORD                                  68,106
                      500  Pinault-Printemps-Redoute SA
                              ORD                                        90,641
                    1,600  Sears, Roebuck & Co.                          51,904
                   13,200  Target Corporation                           396,825
                    7,100  Wal-Mart Stores, Inc.                        370,531
                                                                   ------------
                                                                      1,406,982
                                                                   ------------
DRUGS -- 2.7%
                      500  Allergan, Inc.                                46,406
                    3,200  American Home Products Corp.                 192,400
                      700  AmeriSource Health Corp.(1)                   34,475
                    4,100  Amgen Inc.(1)                                260,863
                    3,100  Aventis SA ORD                               243,568
                    2,300  Bristol-Myers Squibb Co.                     159,419
                      700  Celgene Corp.(1)                              39,922
                    2,000  Eisai Company, Ltd. ORD                       68,753
                    2,200  Elan Corp., plc ADR(1)                       118,663
                    1,100  Enzon, Inc.(1)                                61,222
                      400  Forest Laboratories, Inc. Cl A(1)             54,200
                    1,100  Genentech, Inc.(1)                            74,869
                      400  Genzyme Corp.(1)                              35,125
                    1,500  IVAX Corp.(1)                                 61,605
                      750  King Pharmaceuticals, Inc.(1)                 36,563
                      600  Lilly (Eli) & Co.                             56,213
                    3,300  Merck & Co., Inc.                            305,869
                      306  Novartis AG ORD                              498,060
                    1,443  Novo Nordisk A/S Cl B ORD                    279,926
                    1,443  Novozymes A/S ORD(1)                          26,644
                   18,900  Pfizer, Inc.                                 837,505
                    3,800  Pharmacia Corporation                        231,800
                    5,000  Protein Design Labs, Inc.(1)                 386,094
                    1,900  QLT PhotoTherapeutics Inc.(1)                 83,481
                    1,732  Sanofi-Synthelabo S.A. ORD                   105,667
                    2,100  Schering AG ORD                              114,720
                    1,700  Schering-Plough Corp.                         95,306

Shares                                                                Value
--------------------------------------------------------------------------------

                    2,300  Shire Pharmaceuticals Group PLC
                              ADR(1)                               $    105,009
                    1,800  Serono SA ADR(1)                              38,475
                    2,000  Takeda Chemical Industries, Ltd.
                              ORD                                       124,118
                    3,500  Titan Pharmaceuticals, Inc.(1)               126,000
                                                                   ------------
                                                                      4,902,940
                                                                   ------------
ELECTRICAL EQUIPMENT -- 2.0%
                    6,400  Aeroflex Inc.(1)                             133,000
                    1,358  Alcatel Alsthom Compagnie
                              Generale ORD                               67,463
                      800  Amphenol Corp. Cl A(1)                        42,700
                    1,000  Anaren Microwave, Inc.(1)                     37,969
                    2,300  Artesyn Technologies Inc.(1)                  78,919
                    3,000  Canon, Inc. ORD                              118,057
                    3,000  Celestica Inc.(1)                            156,375
                   16,900  Cisco Systems Inc.(1)                        808,559
                      900  Comverse Technology, Inc.(1)                  77,597
                    1,100  Corning Inc.                                  64,350
                    2,700  DDi Corp.(1)                                  59,231
                    5,500  Ericsson (L.M.) Telephone Co.
                              ADR                                        62,734
                    1,300  Finisar Corporation(1)                        30,266
                    1,700  Flextronics International Ltd.
                              ADR(1)                                     42,553
                    9,000  Hitachi Ltd. ORD                              86,059
                    3,204  JDS Uniphase Corp.(1)                        160,801
                      600  Juniper Networks, Inc.(1)                     74,794
                    1,500  KEMET Corp.(1)                                26,250
                      200  Keyence Corp. ORD                             52,741
                    4,606  Koninklijke Philips Electronics NV           151,134
                    5,000  Litton Industries, Inc.(1)                   302,188
                   22,800  Motorola, Inc.                               457,425
                    2,800  Nokia Corp. Cl A ADR                         119,700
                    3,300  Nortel Networks Corp.                        124,575
                    2,800  POWER-ONE INC.(1)                            118,300
                      300  Scientific-Atlanta, Inc.                      12,113
                      600  Solectron Corp.(1)                            17,100
                      400  Sony Corp. ORD                                30,251
                    2,000  Technitrol, Inc.                              75,000
                    1,800  Tektronix, Inc.                               42,638
                    1,000  Vicor Corp.(1)                                31,281
                    1,350  Vishay Intertechnology, Inc.(1)               25,481
                                                                   ------------
                                                                      3,687,604
                                                                   ------------
ELECTRICAL UTILITIES -- 1.2%
                      800  ALLETE                                        18,300
                   10,000  Calpine Corp.(1)                             355,000
                      800  Exelon Corp.                                  53,000
                   13,000  FPL Group, Inc.                              861,250
                    2,500  PG&E Corp.                                    68,594
                    1,400  Public Service Enterprise Group
                              Inc.                                       59,850
                    2,300  Reliant Energy, Inc.                          90,275
                    1,700  Southern Co.                                  53,656


10      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                    1,500  Utilicorp United Inc.                   $     44,250
                   27,100  Wisconsin Energy Corp.                       577,569
                                                                   ------------
                                                                      2,181,744
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 3.2%
                    3,900  Amerada Hess Corp.                           238,875
                    1,600  Apache Corp.                                  83,600
                   11,700  BP Amoco Plc ADR                             555,019
                    4,700  Burlington Resources, Inc.                   191,819
                    9,800  Chevron Corp.                                802,375
                    4,100  EOG Resources Inc.                           173,994
                   13,812  Exxon Mobil Corp.                          1,215,421
                    3,000  Kerr-McGee Corp.                             182,438
                    2,000  Mitchell Energy & Development
                              Corp.                                      93,250
                    1,000  Newfield Exploration Company(1)               36,500
                    4,800  Occidental Petroleum Corp.                   103,800
                    1,200  Ocean Energy, Inc.(1)                         15,600
                   31,600  Royal Dutch Petroleum Co.
                              New York Shares                         1,886,124
                                                                   ------------
                                                                      5,578,815
                                                                   ------------
ENTERTAINMENT -- 0.2%
                   10,000  Disney (Walt) Co.(1)                         289,375
                                                                   ------------
FINANCIAL SERVICES -- 2.9%
                    2,200  Ambac Financial Group, Inc.                  168,025
                    3,800  American Express Co.                         208,763
                    1,000  AmeriCredit Corp.(1)                          20,813
                      200  Credit Suisse Group ORD                       34,969
                    3,200  Fannie Mae                                   252,800
                    2,800  Federal Home Loan Mortgage
                              Corporation                               169,225
                   21,800  General Electric Co. (U.S.)                1,080,463
                    3,501  ING Groep N.V. ORD                           252,586
                       48  Julius Baer Holding AG ORD                   220,288
                    1,255  Marschollek Lautenschlaeger und
                              Partner AG ORD                            125,732
                    1,200  Marsh & McLennan Companies,
                              Inc.                                      138,150
                    1,400  MBIA Inc.                                     96,425
                    1,100  Metris Companies Inc.                         26,606
                   12,900  MGIC Investment Corp.                        812,700
                      300  Orix Corp. ORD                                28,469
                    1,300  Providian Financial Corp.                    117,000
                    6,100  Skandia Forsakrings AB ORD                    93,134
                   22,500  USA Education Inc.                         1,302,187
                                                                   ------------
                                                                      5,148,335
                                                                   ------------
FOOD & BEVERAGE -- 1.6%
                   28,124  Archer-Daniels-Midland Co.                   358,581
                   12,326  Diageo plc ORD                               128,582
                    6,900  General Mills, Inc.                          283,763
                    3,400  Heineken NV ORD                              183,871
                      700  Hershey Foods Corp.                           44,275
                    1,500  Hormel Foods Corp.                            28,125

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,700  IBP, Inc.                               $     83,019
                    1,300  Koninklijke Numico NV ORD                     67,301
                      119  Nestle S.A. ORD                              259,309
                    8,800  PepsiCo, Inc.                                399,299
                    2,700  Quaker Oats Co. (The)                        234,731
                    3,100  Reckitt Benckiser PLC ORD(1)                  39,584
                    1,600  Suiza Foods Corp.(1)                          69,100
                   48,000  Tyson Foods, Inc. Cl A                       671,999
                                                                   ------------
                                                                      2,851,539
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.2%
                    6,667  International Paper Co.                      225,845
                    2,000  Westvaco Corp.                                55,125
                    1,400  Weyerhaeuser Co.                              61,250
                                                                   ------------
                                                                        342,220
                                                                   ------------
GAS & WATER UTILITIES -- 0.9%
                   25,000  AGL Resources Inc.                           562,501
                   50,642  Centrica plc ORD                             173,208
                      400  Equitable Resources Inc.                      22,300
                    1,100  Kinder Morgan, Inc.                           45,581
                    1,408  Scottish & Southern Energy PLC
                              ORD                                        12,992
                    1,600  Suez Lyonnaise des Eaux ORD                  271,505
                   20,300  WGL Holdings Inc.                            562,056
                                                                   ------------
                                                                      1,650,143
                                                                   ------------
GROCERY STORES -- 0.3%
                   11,500  Albertson's Inc.                             293,968
                    4,000  Koninklijke Ahold NV ORD                     128,432
                    1,800  Safeway Inc.(1)                              106,088
                                                                   ------------
                                                                        528,488
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                    1,155  ABB Ltd. ORD                                 105,479
                   18,500  Cooper Industries, Inc.                      755,031
                    1,600  Dover Corp.                                   65,500
                    7,700  Emerson Electric Co.                         561,138
                                                                   ------------
                                                                      1,487,148
                                                                   ------------
HEAVY MACHINERY -- 0.4%
                    1,500  Atlas Copco AB Cl A ORD                       30,686
                    1,009  Atlas Copco AB Cl B ORD(1)                    21,497
                   14,600  Deere & Co.                                  594,037
                                                                   ------------
                                                                        646,220
                                                                   ------------
HOME PRODUCTS -- 0.6%
                    1,200  Avon Products, Inc.                           49,950
                    9,500  Clorox Company                               424,531
                    1,500  Colgate-Palmolive Co.                         88,125
                      800  Fortune Brands, Inc.                          23,100
                    1,000  KAO Corp. ORD                                 30,758
                   19,000  Newell Co.                                   369,313
                    2,100  Ralston Purina Co.                            55,256
                    3,100  Tupperware Corp.                              56,575
                                                                   ------------
                                                                      1,097,608
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      11


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.3%
                    3,164  Assa Abloy AB Cl B ORD                  $     56,517
                    1,777  Illinois Tool Works Inc.                     100,067
                      400  United Technologies Corp.                     28,325
                   10,600  York International Corp.                     276,925
                                                                   ------------
                                                                        461,834
                                                                   ------------
INDUSTRIAL SERVICES -- 0.2%
                      179  Adecco SA ORD                                111,739
                    8,700  Capita Group plc ORD                          53,313
                    1,546  Hagemeyer N.V. ORD                            33,793
                    9,800  Hays plc ORD                                  48,881
                    1,900  ISS A/S ORD(1)                               117,679
                    1,200  Robert Half International Inc.(1)             35,850
                    3,000  Securitas AB Cl B ORD                         48,498
                                                                   ------------
                                                                        449,753
                                                                   ------------
INFORMATION SERVICES -- 1.1%
                      387  Altran Technologies SA ORD                    74,204
                      900  Applera Corp.                                 74,363
                    1,900  Automatic Data Processing, Inc.              125,400
                    3,600  CMG plc ORD                                   45,147
                   14,000  Computer Sciences Corp.(1)                   954,624
                    3,700  Electronic Data Systems Corp.                195,868
                    1,300  First Data Corp.                              66,544
                      800  Interpublic Group of Companies,
                              Inc.                                       31,250
                      300  Itochu Techno-Science
                              Corporation ORD                            67,849
                    2,600  Logica plc ORD                                51,911
                    8,100  Misys plc ORD                                 57,370
                    1,000  Omnicom Group Inc.                            78,625
                   13,000  Rentokil Initial plc ORD                      35,941
                      300  StorageNetworks, Inc.(1)                       8,813
                      700  SunGard Data Systems Inc.(1)                  34,344
                    1,300  TMP Worldwide Inc.(1)                         76,253
                                                                   ------------
                                                                      1,978,506
                                                                   ------------
INTERNET -- 0.2%
                    5,600  America Online, Inc.(1)                      227,415
                      900  BroadVision, Inc.(1)                          20,391
                      200  Digital Island(1)                                850
                    1,400  EXE Technologies Inc.(1)                      21,656
                      400  VeriSign, Inc.(1)                             34,663
                                                                   ------------
                                                                        304,975
                                                                   ------------
LEISURE -- 0.1%
                      500  Brunswick Corp.                                8,594
                    9,900  GTECH Holdings Corp.(1)                      188,100
                    1,200  International Game Technology(1)              53,550
                                                                   ------------
                                                                        250,244
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.4%
                    2,000  Aflac Inc.                                   140,750
                      700  American General Corp.                        52,456
                      900  CIGNA Corp.                                  118,575
                    3,100  Lincoln National Corp.                       140,081

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,900  Mediolanum SpA ORD                      $     46,907
                    4,900  Torchmark Corp.                              186,200
                                                                   ------------
                                                                        684,969
                                                                   ------------
MEDIA -- 0.6%
                    4,200  Charter Communications, Inc.(1)               82,950
                    2,200  Comcast Corp. Cl A(1)                         84,631
                    1,100  Cox Communications, Inc. Cl A(1)              43,794
                        2  Fuji Television Network, Inc. ORD             17,713
                    2,500  Infinity Broadcasting Corp. Cl A(1)           75,625
                    1,340  Modern Times Group MTG AB
                              Cl B ORD(1)                                37,040
                    7,300  Mondadori (Arnoldo) Editore SpA
                              ORD                                        73,548
                    4,900  Pearson plc ORD                              110,192
                    1,080  Prosieben S.A.T.1 Media AG
                              ORD(1)                                     31,768
                   19,200  Reed International PLC ORD                   172,927
                    2,100  Societe Television Francaise 1
                              ORD                                        92,245
                      300  Time Warner Inc.                              18,600
                    4,603  Viacom, Inc. Cl B(1)                         235,329
                    7,100  WPP Group plc ORD                             77,505
                                                                   ------------
                                                                      1,153,867
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
                    2,900  Abbott Laboratories                          159,681
                    4,600  Bard (C.R.), Inc.                            226,550
                      500  Beckman Coulter Inc.                          38,313
                   27,900  Becton Dickinson & Co.                       948,599
                      500  Guidant Corp.(1)                              26,969
                    1,000  Hoya Corp. ORD                                83,228
                    2,900  Johnson & Johnson                            290,000
                    4,600  Medtronic, Inc.                              244,950
                      700  Varian Medical Systems, Inc.(1)               41,213
                                                                   ------------
                                                                      2,059,503
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 0.8%
                    2,000  Apria Healthcare Group Inc.(1)                46,875
                    5,200  Coventry Health Care Inc.(1)                 109,850
                    4,400  First Health Group Corp.(1)                  206,938
                    5,500  HCA-The Healthcare Co.                       227,906
                    9,300  HEALTHSOUTH Corp.(1)                         129,619
                      700  Laboratory Corporation of
                              America Holdings(1)                        99,444
                    1,200  Lincare Holdings Inc.(1)                      52,913
                   10,900  Oxford Health Plans, Inc.(1)                 442,471
                    2,500  Sunrise Assisted Living, Inc.(1)              66,953
                      800  Wellpoint Health Networks Inc.(1)             86,250
                                                                   ------------
                                                                      1,469,219
                                                                   ------------
MINING & METALS -- 0.2%
                      600  Alcan Aluminium Ltd.                          18,225
                    9,100  Alcoa Inc.                                   256,506
                      300  Stillwater Mining Co.(1)                      10,107
                                                                   ------------
                                                                        284,838
                                                                   ------------


12      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
                   11,986  Ford Motor Company                      $    272,682
                      400  Johnson Controls, Inc.                        22,050
                   17,000  Superior Industries International,
                              Inc.                                      579,062
                      721  Visteon Corp.                                 10,725
                                                                   ------------
                                                                        884,519
                                                                   ------------
MULTI-INDUSTRY -- 0.4%
                   14,900  Hutchison Whampoa Limited ORD                178,136
                    9,150  Tyco International Ltd.                      482,662
                    1,227  Vivendi ORD                                   75,927
                                                                   ------------
                                                                        736,725
                                                                   ------------
OIL REFINING -- 0.1%
                      800  Total FinaElf SA Cl B ORD                    114,557
                    1,900  Valero Energy Corp.                           59,731
                                                                   ------------
                                                                        174,288
                                                                   ------------
OIL SERVICES -- 0.5%
                      400  BJ Services Co.(1)                            21,300
                    6,000  Diamond Offshore Drilling, Inc.              181,125
                    1,900  Ensco International Inc.                      46,194
                    5,800  Global Marine Inc.(1)                        127,238
                    4,300  Nabors Industries, Inc.(1)                   188,942
                    1,100  Noble Drilling Corp.(1)                       31,694
                    2,900  Patterson Energy, Inc.(1)                     67,606
                    7,300  R&B Falcon Corp.(1)                          138,700
                      500  Smith International, Inc.(1)                  29,031
                    3,900  Tidewater Inc.                               157,950
                                                                   ------------
                                                                        989,780
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 2.0%
                   14,400  Alleanza Assicurazioni ORD                   225,780
                    4,900  Allstate Corp.                               187,425
                    6,525  American International Group, Inc.           632,517
                    2,500  Assicurazioni Generali ORD                    91,404
                    1,752  Axa ORD                                      245,840
                   10,500  Chubb Corp.                                  855,749
                      500  Ergo Versicherungsgruppe AG
                              ORD(1)                                     69,768
                    3,600  Everest Reinsurance Holdings, Inc.           216,675
                    2,408  Fortis ORD                                    71,062
                      300  Gallagher (Arthur J.) & Co.                   17,700
                   35,200  Horace Mann Educators Corp.                  580,800
                      166  Muenchener Rueckversicher
                              ORD(1)                                     54,066
                    1,000  Old Republic International Corp.              26,063
                      500  Progressive Corp. (Ohio)                      46,781
                    1,100  Radian Group Inc.                             71,500
                    9,100  Royal & Sun Alliance Insurance
                              Group plc ORD                              69,900
                    5,000  Sun Life Financial Services of
                              Canada Inc. ORD                           106,768
                      119  Zurich Financial Services AG
                              ORD(1)                                     64,380
                                                                   ------------
                                                                      3,634,178
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
PUBLISHING -- 0.3%
                    8,200  Banta Corp.                             $    187,575
                      700  Deluxe Corp.                                  16,319
                    1,200  Dow Jones & Co., Inc.                         67,875
                      300  McGraw-Hill Companies, Inc. (The)             15,938
                      600  Reader's Digest Association, Inc.
                              (The)                                      22,838
                    4,900  VNU N.V. ORD                                 214,383
                                                                   ------------
                                                                        524,928
                                                                   ------------
RAILROADS -- 0.4%
                   14,300  Union Pacific Corp.                          664,950
                                                                   ------------
REAL ESTATE INVESTMENT TRUST(2)
                    5,000  City Developments Limited ORD                 22,814
                   27,000  Capitaland Ltd. ORD                           43,119
                                                                   ------------
                                                                         65,933
                                                                   ------------
RESTAURANTS -- 0.3%
                    1,700  Brinker International, Inc.(1)                69,488
                    2,000  Jack in the Box Inc.(1)                       54,000
                   14,000  Wendy's International, Inc.                  376,250
                                                                   ------------
                                                                        499,738
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                    7,200  Amvescap Plc ORD                             112,868
                    1,000  Lehman Brothers Holdings Inc.                 49,563
                    1,200  Merrill Lynch & Co., Inc.                     69,450
                    4,600  Morgan Stanley Dean Witter & Co.             291,524
                    2,000  Nomura Securities Co., Ltd. ORD               42,157
                                                                   ------------
                                                                        565,562
                                                                   ------------
SEMICONDUCTOR -- 0.7%
                    1,400  Analog Devices, Inc.(1)                       69,475
                    1,000  Applied Materials, Inc.(1)                    40,469
                    1,100  Applied Micro Circuits Corp.(1)               53,316
                    2,700  Atmel Corp.(1)                                26,114
                      300  Cirrus Logic, Inc.(1)                          7,097
                    1,300  Cypress Semiconductor Corp.(1)                27,463
                      900  GlobeSpan, Inc.(1)                            28,125
                    1,500  Integrated Device Technology,
                              Inc.(1)                                    44,578
                   10,800  Intel Corp.                                  411,412
                      700  International Rectifier Corp.(1)              21,175
                    1,000  Linear Technology Corp.                       47,344
                      500  Maxim Integrated Products, Inc.(1)            25,484
                      800  NVIDIA Corp.(1)                               32,400
                    1,600  Sawtek Inc.(1)                                82,200
                    1,000  SDL, Inc.(1)                                 181,750
                    1,600  Silicon Storage Technology Inc.(1)            19,250
                    1,400  STMicroelectronics N.V. New
                              York Shares                                57,050
                                                                   ------------
                                                                      1,174,702
                                                                   ------------
SPECIALTY STORES -- 0.1%
                      700  Best Buy Co., Inc.(1)                         18,025
                    1,900  Home Depot, Inc.                              74,457
                      850  Insight Enterprises, Inc.(1)                  18,673


See Notes to Financial Statements               www.americancentury.com      13


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

                      700  Tiffany & Co.                           $     23,931
                    2,000  Zale Corp.(1)                                 48,000
                                                                   ------------
                                                                        183,086
                                                                   ------------
TELEPHONE -- 3.3%
                   21,800  AT&T Corp.                                   427,825
                   13,900  BellSouth Corp.                              581,194
                    5,105  Cable & Wireless plc ORD                      63,439
                    1,200  Dycom Industries, Inc.(1)                     44,850
                   12,491  Energis plc ORD(1)                            80,015
                   26,900  McLeodUSA Inc. Cl A(1)                       363,991
                    1,200  Qwest Communications
                              International Inc.(1)                      45,300
                   10,400  SBC Communications Inc.                      571,350
                    1,202  Sonera Group Oyj ORD                          23,037
                   71,500  Sprint Corp.                               1,644,499
                    4,300  Telecom Italia SpA ORD                        49,844
                    6,504  Telefonica S.A. ORD(1)                       102,318
                   32,086  Verizon Communications                     1,802,831
                    2,100  WorldCom, Inc.(1)                             31,434
                                                                   ------------
                                                                      5,831,927
                                                                   ------------
THRIFTS -- 0.1%
                    2,100  Dime Bancorp, Inc.                            52,238
                    1,900  Golden West Financial Corp. (Del.)           111,268
                                                                   ------------
                                                                        163,506
                                                                   ------------
TOBACCO -- 0.3%
                      900  Universal Corp.                               28,463
                   24,200  UST Inc.                                     574,750
                                                                   ------------
                                                                        603,213
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT(2)
                      600  FedEx Corporation(1)                          28,752
                    2,600  Trico Marine Services, Inc.(1)                35,587
                    1,400  UTI Worldwide Inc.(1)                         22,969
                                                                   ------------
                                                                         87,308
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.4%
                      700  Nextel Communications, Inc.(1)                21,722
                        7  NTT Mobile Communications
                              Network, Inc. ORD                         179,211
                    5,600  QUALCOMM Inc.(1)                             449,576
                    2,300  Sprint PCS(1)                                 52,181
                   27,000  Vodafone Group plc ORD                        92,827
                                                                   ------------
                                                                        795,517
                                                                   ------------
TOTAL COMMON STOCKS                                                  77,643,196
                                                                   ------------
   (Cost $69,295,412)

MORTGAGE-BACKED SECURITIES(3) -- 15.0%
               $1,571,439  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                  1,605,353
                1,491,069  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                  1,478,196
                1,006,552  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                  1,010,312

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  362,128  FHLMC Pool #E68523, 6.50%,
                              12/1/12                              $    358,600
                   54,778  FNMA Pool #250576, 7.00%,
                              6/1/26                                     54,487
                1,961,852  FNMA Pool #253112, 7.00%,
                              3/1/30                                  1,944,455
                  769,649  FNMA Pool #323980, 6.00%,
                              4/1/14                                    750,100
                  452,159  FNMA Pool #341477, 6.50%,
                              5/1/11                                    449,081
                   25,246  FNMA Pool #343829, 6.50%,
                              4/1/11                                     25,075
                  150,816  FNMA Pool #346400, 6.50%,
                              5/1/11                                    149,790
                  249,068  FNMA Pool #346779, 6.50%,
                              5/1/11                                    247,372
                  132,106  FNMA Pool #369034, 6.50%,
                              2/1/12                                    130,937
                  392,667  FNMA Pool #373510, 7.50%,
                              3/1/27                                    396,208
                  237,443  FNMA Pool #377181, 6.50%,
                              4/1/12                                    235,341
                  489,545  FNMA Pool #378039, 6.50%,
                              4/1/12                                    485,211
                1,852,797  FNMA Pool #412562, 6.50%,
                              1/1/28                                  1,803,308
                  976,954  FNMA Pool #448031, 6.50%,
                              6/1/29                                    950,097
                  449,720  FNMA Pool #503915, 7.00%,
                              7/1/29                                    445,732
                  905,290  FNMA Pool #504748, 7.00%,
                              7/1/29                                    897,925
                  781,490  FNMA Pool #527077, 7.50%,
                              6/1/15                                    793,304
                  397,685  FNMA Pool #537234, 7.00%,
                              5/1/30                                    394,004
                2,894,325  FNMA Pool #542599, 7.50%,
                              8/1/30                                  2,915,776
                  783,253  FNMA Pool #546716, 8.00%,
                              7/1/30                                    799,178
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   689,168
                   72,896  GNMA Pool #001991, 9.00%,
                              4/20/25                                    75,557
                   67,554  GNMA Pool #002273, 9.00%,
                              8/20/26                                    69,948
                  144,937  GNMA Pool #009297, 8.25%,
                              7/20/25                                   146,799
                  392,272  GNMA Pool #256771, 6.50%,
                              3/15/28                                   383,059
                  227,683  GNMA Pool #351417, 7.00%,
                              1/15/24                                   227,473
                  139,903  GNMA Pool #355903, 8.00%,
                              9/15/24                                   143,684
                   77,942  GNMA Pool #361446, 8.00%,
                              7/15/24                                    80,048
                  115,979  GNMA Pool #372335, 7.50%,
                              4/15/26                                   117,463
                  105,447  GNMA Pool #377238, 8.50%,
                              7/20/24                                   108,354


14      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $    30,013  GNMA Pool #392995, 8.75%,
                              3/15/25                              $     30,879
                   82,881  GNMA Pool #402680, 8.00%,
                              5/15/26                                    84,980
                   39,118  GNMA Pool #402682, 7.50%,
                              6/15/26                                    39,618
                  350,464  GNMA Pool #404303, 8.25%,
                              10/15/24                                  358,396
                  531,792  GNMA Pool #404525, 6.50%,
                              2/15/28                                   519,302
                  354,159  GNMA Pool #412177, 7.00%,
                              9/15/25                                   353,388
                  303,341  GNMA Pool #416856, 7.50%,
                              10/25/25                                  307,300
                  185,383  GNMA Pool #417068, 8.00%,
                              5/15/26                                   190,078
                   19,150  GNMA Pool #417549, 6.00%,
                              4/15/26                                    18,385
                  153,753  GNMA Pool #422006, 7.50%,
                              5/15/26                                   155,719
                  160,519  GNMA Pool #425081, 7.50%,
                              2/15/26                                   162,572
                  548,511  GNMA Pool #431942, 8.25%,
                              7/15/26                                   560,118
                  392,968  GNMA Pool #433786, 6.00%,
                              5/15/28                                   375,385
                  442,448  GNMA Pool #436196, 6.50%,
                              2/15/28                                   432,056
                  467,255  GNMA Pool #456569, 7.50%,
                              11/15/27                                  473,134
                1,167,082  GNMA Pool #457351, 7.00%,
                              12/15/27                                1,162,990
                  317,686  GNMA Pool #461658, 6.50%,
                              3/15/28                                   310,224
                  348,048  GNMA Pool #462615, 6.50%,
                              3/15/28                                   339,874
                   45,803  GNMA Pool #463081, 6.50%,
                              2/15/28                                    44,728
                  436,115  GNMA Pool #473140, 6.00%,
                              10/15/28                                  416,602
                   41,430  GNMA Pool #474216, 6.50%,
                              4/15/28                                    40,457
                  389,864  GNMA Pool #481773, 6.00%,
                              7/15/28                                   372,421
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     27,110,001
                                                                   ------------
   (Cost $26,923,680)

CORPORATE BONDS -- 14.7%
BANKS -- 2.7%
                1,000,000  Bank of America Corp., 6.125%,
                              7/15/04                                   975,665
                1,200,000  Bank of America N.A., VRN,
                              6.78%, 5/3/01, resets quarterly
                              off the 3-month LIBOR plus
                              0.02% with no caps                      1,200,534
                  550,000  CitiCorp Inc., 7.125%, 5/15/06               556,049
                1,200,000  CitiCorp Inc., 7.25%, 10/1/10              1,193,455

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  500,000  First Bank System Inc., 7.625%,
                              5/1/05                               $    513,365
                  350,000  Fleet National Bank,
                              5.75%, 1/15/09                            313,728
                                                                   ------------
                                                                      4,752,796
                                                                   ------------
DEFENSE/AEROSPACE -- 0.4%
                  800,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                           796,032
                                                                   ------------
ELECTRICAL UTILITIES -- 0.4%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09               729,257
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 2.0%
                1,100,000  Duke Energy Field Services,
                              7.875%, 8/16/10                         1,138,272
                  900,000  El Paso Energy Corporation MTN,
                              8.05%, 10/15/30                           918,167
                  700,000  EOG Resources Inc., 6.70%,
                              11/15/06                                  687,070
                  900,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                  823,633
                                                                   ------------
                                                                      3,567,142
                                                                   ------------
FINANCIAL SERVICES -- 1.5%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                   960,770
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                 1,008,358
                  800,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 3/10/03,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps             798,703
                                                                   ------------
                                                                      2,767,831
                                                                   ------------
FOOD & BEVERAGE -- 0.4%
                  800,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99, Cost
                              $794,560)(4)                              762,226
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.7%
                  400,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                    392,972
                  850,000  Fort James Corp., 6.625%,
                              9/15/04                                   783,597
                                                                   ------------
                                                                      1,176,569
                                                                   ------------
GAS & WATER UTILITIES -- 0.5%
                  900,000  KeySpan Corporation, 7.25%,
                              11/15/05                                  915,097
                                                                   ------------
GOLD -- 0.2%
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                    297,511
                                                                   ------------
GROCERY STORES -- 0.4%
                  800,000  Kroger Co., 7.65%, 4/15/07                   811,336
                                                                   ------------
HOTELS -- 0.4%
                  800,000  MGM Mirage, 8.50%, 3/15/10                   803,664
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      15


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.3%
               $  500,000  UnitedHealth Group Inc., 7.50%,
                              11/15/05                             $    504,049
                                                                   ------------
MEDIA -- 0.2%
                  400,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                   375,260
                                                                   ------------
MULTI-INDUSTRY -- 0.5%
                  900,000  Tyco International Group SA,
                              6.875%, 9/5/02                            899,296
                                                                   ------------
OIL REFINING -- 0.4%
                  800,000  USX Corp., 6.65%, 2/1/06                     786,803
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
                  800,000  EOP Operating LP, 6.75%,
                              2/15/08                                   757,435
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 2.5%
                  800,000  AXA Financial Inc., 7.75%,
                              8/1/10                                    822,054
                  900,000  Goldman Sachs Group, VRN,
                              6.94%, 1/25/01, resets
                              quarterly off the 3-month
                              LIBOR plus 0.18% with no caps             900,229
                1,000,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                          1,029,878
                1,600,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                 1,612,070
                                                                   ------------
                                                                      4,364,231
                                                                   ------------
TELEPHONE -- 0.8%
                  800,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  729,496
                  800,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $799,224)(4)                800,006
                                                                   ------------
                                                                      1,529,502
                                                                   ------------
TOTAL CORPORATE BONDS                                                26,596,037
                                                                   ------------
   (Cost $26,507,920)

U.S. TREASURY SECURITIES -- 8.0%
                4,075,000  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(5)                               889,875
                2,500,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 2,716,684
                  600,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                   657,001
                2,300,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                 2,289,363
                5,300,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                 5,562,980
                1,400,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                1,421,657
                  800,000  U.S. Treasury Notes, 5.75%,
                              8/15/10                                   818,001
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       14,355,561
                                                                   ------------
   (Cost $14,075,374)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(6) -- 6.1%
               $  720,000  Aegon Funding Corp., 6.50%,
                              12/18/00                             $    717,659
                  900,000  American Family Financial
                              Services, 6.53%, 3/1/01                   885,216
                  900,000  Chevron U.K. Investment PLC,
                              6.54%, 1/11/01                            893,133
                  900,000  Citicorp, 6.56%, 1/12/01
                              (Acquired 10/12/00, Cost
                              $885,076)(4)                              892,969
                  900,000  Credit Suisse First Boston Inc.,
                              6.51%, 1/25/01                            890,844
                  900,000  Gannett Co. Inc., 6.49%, 2/26/01
                              (Acquired 11/7/00, Cost
                              $881,990)(4)                              885,694
                  900,000  Newcastle Certificates, 6.55%,
                              12/15/00 (Acquired
                              10/11/00, Cost $889,520)(4)               897,570
                  900,000  Park Avenue Receivables Corp.,
                              6.54%, 1/19/01 (Acquired
                              10/27/00, Cost $886,266)(4)               891,825
                  769,000  Receivables Capital Corp., 6.52%,
                              2/1/01 (Acquired 11/2/00,
                              Cost $756,326)(4)                         760,203
                  900,000  Reed Elsevier Inc., 6.48%,
                              12/6/00 (Acquired 9/8/00,
                              Cost $885,582)(4)                         899,025
                  900,000  Sand Dollar Funding LLC, 6.51%,
                              12/11/00 (Acquired 8/24/00,
                              Cost $882,260)(4)                         898,216
                  700,000  Spintab-Swedmortgage AB,
                              6.54%, 1/29/01                            692,370
                  900,000  Tannehill Capital Company LLC,
                              6.61%, 1/11/01 (Acquired
                              11/10/00, Cost $889,755)(4)               893,133
                                                                   ------------
TOTAL COMMERCIAL PAPER                                               11,097,857
                                                                   ------------
   (Cost $11,099,785)

U.S. GOVERNMENT AGENCY SECURITIES -- 6.1%
                1,100,000  FHLMC MTN, 6.50%, 1/19/01                  1,099,677
                  700,000  FNMA, 7.25%, 5/25/01                         702,487
                2,600,000  FNMA, 5.25%, 1/15/03                       2,554,959
                1,700,000  FNMA, 7.125%, 2/15/05                      1,755,956
                2,500,000  FNMA MTN, 6.23%, 7/21/08                   2,441,983
                  900,000  FNMA MTN, Series B, VRN,
                              6.41%, 12/15/00, resets
                              monthly off the 1-month LIBOR
                              minus 0.21% with no caps                  899,970
                1,550,000  FNMA, Series B, 7.25%, 1/15/10             1,637,842
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                           11,092,874
                                                                   ------------
   (Cost $10,917,037)


16      1-800-345-2021                         See Notes to Financial Statements


Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3) -- 5.1%
               $  600,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                              $    607,635
                1,100,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                1,126,029
                  800,000  Delta Airlines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                  817,566
                  800,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                           791,620
                1,200,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                 1,151,185
                   50,447  Money Store (The) Home Equity
                              Trust, Series 1995 C, Class A9
                              SEQ, 6.375%, 9/15/11                       50,332
                  500,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                       500,312
                  820,658  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                            815,986
                  611,506  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  599,251

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                             $    972,333
                1,700,000  Residential Asset Securities Corp.,
                              Series 1999 KS3, Class AI2,
                              7.08%, 9/25/20                          1,701,051
                   27,781  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $27,744)(4)                           27,778
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         9,161,078
                                                                   ------------
   (Cost $9,205,604)

PREFERRED STOCK(2)
DRUGS(2)
                       79  Fresenius AG ORD                              20,655
                                                                   ------------
   (Cost $20,255)

TEMPORARY CASH INVESTMENTS -- 1.9%
   Repurchase Agreement, Deutsche Bank, (U.S.
    Treasury obligations), in a joint trading account
    at 6.45%, dated 11/30/00, due 12/1/00
    (Delivery value $3,400,609)                                       3,400,000
                                                                   ------------
   (Cost $3,400,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $180,477,259
                                                                   ============
   (Cost $171,445,067)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1)  Non-income producing.

(2)  Industry or category is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $8,608,645 which represented 4.7% of net assets.

(5) Zero-coupon bond. The yield to maturity at purchase is indicated. These securities are purchased at a substantial discount from their value at maturity.

(6)  The rates for commercial paper are the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      17


Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS (INCEPTION 2/15/96)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   MODERATE        S&P 500         BOND INDEX        INDEX
================================================================================
6 MONTHS(1)        -2.33%          -6.92%            7.58%           3.05%
1 YEAR              5.20%          -4.24%            9.06%           5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            10.71%          12.71%            6.07%           5.18%
LIFE OF FUND       11.53%          18.19%(2)         6.64%(2)        5.17%(2)

                           ADVISOR CLASS (INCEPTION 10/2/96)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   MODERATE        S&P 500         BOND INDEX        INDEX
================================================================================
6 MONTHS(1)        -2.45%          -6.92%            7.58%           3.05%
1 YEAR              4.95%          -4.24%            9.06%           5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            10.50%          12.71%            6.07%           5.18%
LIFE OF FUND       11.47%          18.58%(3)         7.17%(3)        5.18%(3)

                         INSTITUTIONAL CLASS (INCEPTION 8/1/00)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   MODERATE        S&P 500         BOND INDEX        INDEX
================================================================================
6 MONTHS(1)          --              --               --               --
1 YEAR               --              --               --               --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              --              --               --               --
LIFE OF FUND      -3.53%(1)       -7.72%(1)         4.44%(1)         2.05%(1)

(1)  Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
S&P 500 Index               $22,119
Strategic: Moderate         $16,863
Lehman Aggregate
   Bond Index               $13,571
90-Day T-Bill Index         $12,715

                 Strategic                     Lehman Aggregate      90-Day
                 Moderate          S&P 500        Bond Index      T-Bill Index
DATE               VALUE            VALUE           VALUE            VALUE
2/15/1996         $10,000          $10,000         $10,000          $10,000
3/31/1996         $10,000          $10,096          $9,930          $10,041
6/30/1996         $10,327          $10,549          $9,987          $10,168
9/30/1996         $10,565          $10,875         $10,171          $10,298
12/31/1996        $10,930          $11,781         $10,476          $10,426
3/31/1997         $10,737          $12,097         $10,418          $10,560
6/30/1997         $11,754          $14,210         $10,800          $10,694
9/30/1997         $12,607          $15,273         $11,159          $10,830
12/31/1997        $12,595          $15,712         $11,487          $10,969
3/31/1998         $13,706          $17,903         $11,666          $11,109
6/30/1998         $13,969          $18,494         $11,939          $11,248
9/30/1998         $12,908          $16,654         $12,444          $11,384
12/31/1998        $14,200          $20,201         $12,486          $11,506
3/31/1999         $14,195          $21,209         $12,424          $11,633
6/30/1999         $15,012          $22,707         $12,315          $11,764
9/30/1999         $14,793          $21,287         $12,398          $11,901
12/31/1999        $17,363          $24,455         $12,383          $12,052
3/31/2000         $18,345          $25,015         $12,657          $12,220
6/30/2000         $17,607          $24,350         $12,877          $12,396
9/30/2000         $17,883          $24,113         $13,265          $12,585
11/30/2000        $16,863          $22,119         $13,571          $12,715

$10,000 investment made 2/15/96(+)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) Index data since 2/29/96, the date nearest the class's inception for which data are available.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

               Strategic                       Lehman Aggregate      90-Day
                Moderate           S&P 500         Bond Index      T-Bill Index
DATE             RETURN            RETURN           RETURN           RETURN
11/30/96*        10.80%            20.18%            5.75%            3.82%
11/30/97         13.02%            28.56%            7.55%            5.17%
11/30/98         10.32%            23.66%            9.45%            4.56%
11/30/99         16.97%            20.92%           -0.04%            4.67%
11/30/00          5.20%            -4.24%            9.06%            5.94%

* From 2/29/96 (the date after the class's inception for which index data are available) to 11/30/96.


18      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC MODERATE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 2000?

     The fund held up well despite the outperformance of bonds over stocks. For the fiscal year, Strategic Moderate posted a total return of 5.20%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE OVER THE PAST YEAR?

     The main theme in the portfolio was a shift from a more aggressive position at the start of the fiscal year to a more defensive position by the end of the period. It's worth pointing out, though, that we're only talking about modest variations from Strategic Moderate's neutral asset mix of 63% stocks, 31% bonds, and 6% cash.

     The portfolio began the fiscal year overweight in stocks, both foreign and domestic, and underweight in cash. Starting in early 2000, we began to gradually cut back on the equity overweight until the portfolio returned to a neutral position at mid-year.

     In the last six months, the market environment changed, with bonds and cash outperforming stocks by a wide margin. As a result, the portfolio shifted to an underweight in stocks and overweights in bonds and cash--a much more defensive position.

DID THIS DEFENSIVE POSITIONING APPLY WITHIN THE STOCK AND BOND PORTIONS OF THE PORTFOLIO?

     Yes. For example, in our stock portfolio, we were overweight small- and mid-cap stocks throughout the fiscal year. This may not sound very defensive because these are typically more aggressive investments, but they had lagged so far behind large-caps in 1998 and '99 that we viewed them as bargain-priced value stocks. Others evidently did, too, because small- and mid-caps posted the best returns among domestic stocks for the fiscal year.

     In the last six months, the portfolio has taken on a more traditional defensive appearance. The outperformance of value stocks, such as utilities and consumer staples (home products, food & beverages, etc.), over growth led to an overweight in value shares. In contrast, the decline of technology stocks left the portfolio underweight in this sector. Among growth-oriented stocks, our larger holdings included "defensive growth" stocks, such as financials and health care.

WHAT STOCKS HAD A SIGNIFICANT IMPACT  ON PERFORMANCE?

     Health care stocks were among the portfolio's best performers. The large drug companies were popular as defensive stocks, and biotechnology shares performed very well thanks to the excitement generated by the near-completion of the human genome project.

     Another good area for the portfolio was utilities stocks, especially electric utilities. We focused on electric power generators--with demand for electricity outstripping supply, companies that generate and sell power were in a better competitive position than those that needed to buy power.

     On the negative side, telephone stocks were the worst performers in the portfolio, especially the long-distance carriers. Long-distance providers struggled with increased competition and a lack of pricing power. Other poor performers included retailers, banks, and much of the technology sector.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE MAIN THEME IN THE PORTFOLIO WAS A SHIFT FROM A MORE AGGRESSIVE POSITION AT THE START OF THE FISCAL YEAR TO A MORE DEFENSIVE POSITION BY THE END OF THE PERIOD."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                           AS OF NOVEMBER 30, 2000
U.S. STOCKS                           46%
U.S. BONDS                            33%
FOREIGN STOCKS                        12%
MONEY MARKET SECURITIES                9%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.


                                                www.americancentury.com      19


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU MAKE THE BOND PORTION OF THE FUND MORE DEFENSIVE?

   One way was to trade up in credit quality within our corporate bond holdings. We sold a number of lower-quality bonds, such as those issued by telecommunications and technology companies, as well as bonds issued by firms that we believe are vulnerable to an economic downturn. We replaced them with high-quality bonds in defensive industries, such as financials, health care, and utilities.

   Although we remained overweight in corporate bonds throughout the fiscal year, we shortened the duration (a measure of price volatility as interest rates change) of our corporate holdings as a further defensive maneuver.

WHAT OTHER CHANGES DID YOU MAKE TO THE BOND PORTFOLIO?

   In the last half of the period, we increased the fund's holdings of mortgage-backed securities, including those issued by government-sponsored home loan programs (such as Ginnie Mae, Fannie Mae, and Freddie Mac) and commercial mortgage-backed securities issued by banks and other financial institutions.

   At mid-year, the yields on mortgage-backed securities looked relatively attractive given the decline in Treasury bond yields, and mortgages also appeared poised to benefit from a stable interest rate environment.

   Mortgage-backed securities represented nearly 40% of the bond portfolio by the end of September, but we've cut back on our holdings since then. Mortgage rates recently hit their lowest level since mid-1999, and we became concerned about an increase in mortgage refinancing activity, so we shifted some assets from mortgage-backed securities into Treasury bonds.

WHY TREASURY BONDS? AREN'T THEY LESS THAN ATTRACTIVE AFTER OUTPERFORMING ALL OTHER BONDS OVER THE PAST YEAR?

   Yes, and we still have an underweight in Treasurys, but we're reluctant to underweight them any further. Investors often flock to the relative safety of Treasury bonds during periods of volatility and chaos in the markets. This "flight-to-quality" buying, which we saw in the last couple of months as the stock market declined, is an important reason for us to maintain at least a moderate position in Treasury securities.

[left margin]

FUND'S U.S. STOCKS
                        AS OF NOVEMBER 30, 200
NUMBER OF COMPANIES              304
DIVIDEND YIELD                   1.4%
PRICE/EARNINGS RATIO             33.7

TOP 5 U.S. STOCKS
                              % OF FUND'S         % OF
                              U.S. STOCKS         FUND
CITIGROUP INC.                   2.7%             1.2%
GENERAL ELECTRIC CO. (U.S.)      2.4%             1.1%
VERIZON COMMUNICATIONS           2.2%             1.0%
PFIZER, INC.                     1.9%             0.9%
CISCO SYSTEMS INC.               1.8%             0.8%


FUND'S FOREIGN STOCKS
                        AS OF NOVEMBER 30, 2000
NUMBER OF COMPANIES              206
DIVIDEND YIELD                   1.3%

TOP 5 FOREIGN STOCKS
                                               % OF FUND'S    % OF
                                 COUNTRY     FOREIGN STOCKS   FUND
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES             NETHERLANDS        8.0%        1.0%
NOVARTIS AG ORD                SWITZERLAND        3.1%        0.4%
BP AMOCO PLC ADR                  U.K.            2.2%        0.3%
NESTLE S.A. ORD                SWITZERLAND        1.9%        0.2%
PETROLEO BRASILEIRO
   S.A. ORD                      BRAZIL           1.7%        0.2%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                            67%
ASIA/PACIFIC                      15%
AMERICAS (EXCLUDING U.S.)         14%
MIDDLE EAST                        2%
SOUTH AFRICA                       2%


20      1-800-345-2021


Strategic Moderate--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT THE FUND'S FOREIGN STOCKS?

     Following the same defensive theme, the portfolio shifted from an overweight position early in the year to an underweight position by the end. Other than this underweight, however, the fund's foreign holdings remained largely the same.

     Most of our foreign investments are still in Europe, where we think the best investment opportunities are. Four of our five biggest foreign holdings are European companies.

     Although we've been--and intend to remain--underweight in Japan, we're selectively moving some assets back into the Japanese market. The significant market decline in the past year has created a few attractive opportunities.

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC MODERATE'S ASSET ALLOCATION STRUCTURE?

     We expect to maintain the fund's defensive position in the coming months. That means underweight stocks and overweight bonds and cash relative to the fund's neutral asset mix of 63% stocks, 31% bonds, and 6% cash.

     The stock market hates uncertainty, and there are a lot of uncertain factors plaguing the market right now--the sustainability of corporate profit growth amid a slowing economy, energy prices and their effect on inflation, and a new presidential administration. As a result, we intend to remain defensive, emphasizing value stocks and those that are likely to hold up best during an economic downturn.

WOULD STOCKS BENEFIT FROM A "SOFT LANDING"--SLOWING TO A MODERATE, SUSTAINABLE GROWTH RATE--FOR THE U.S. ECONOMY?

     Not necessarily. Capital spending has increased dramatically over the past two or three years, and we firmly believe that the resulting increase in productivity and output has given us a surplus of just about everything. Many industries go through cycles of boom and bust, but it's unusual to have excess capacity in virtually every part of the economy.

     With all this excess supply, even a modest decline in consumer demand could have a big negative impact on corporate earnings. In other words, you don't need a hard landing in the economy to bring about a hard landing in profitability, especially for technology and other growth stocks.

DO YOU SEE THE SAME THING HAPPENING OVERSEAS?

     Only to the extent that the companies are tied to the U.S. economy. Most foreign countries have not had the strong economic growth we've seen in the U.S., so they haven't had the need for a huge capacity build-out to meet domestic demand. But those firms that rely on exports to the U.S. could be subject to the same potential earnings slowdown.

WHAT'S THE OUTLOOK FOR BONDS?

     With the economy clearly slowing and the Federal Reserve recently adopting a bias toward lower interest rates, we think the Fed will probably cut short-term rates in the first quarter of 2001, possibly as early as January. The Treasury market has already priced in at least two rate cuts. We'll look to maintain our slightly underweight position in Treasury bonds, which would benefit from any rate cuts or flight-to-quality buying.

     We also intend to remain overweight in corporate bonds, which are offering the highest yields in the fixed-income market. We can handpick defensive issuers and industries so we're well positioned for a continued slowdown, but we also get healthy corporate exposure in case the economy lands softly and takes off again.

[right margin]

"THE STOCK MARKET HATES UNCERTAINTY, AND THERE ARE A LOT OF UNCERTAIN FACTORS PLAGUING THE MARKET RIGHT NOW."

FUND'S U.S. BONDS
                               AS OF NOVEMBER 30, 2000
NUMBER OF SECURITIES                     154
WEIGHTED AVERAGE MATURITY              7.1 YRS
AVERAGE DURATION                       5.2 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                     32%
MORTGAGE-BACKED SECURITIES               28%
U.S. TREASURY SECURITIES                 19%
U.S. GOVT. AGENCY SECURITIES             12%
ASSET-BACKED SECURITIES                   8%
OTHER                                     1%


                                                www.americancentury.com      21


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 57.8%
AIRLINES -- 0.1%
                      900  AMR Corp.(1)                            $     30,094
                      900  Delta Air Lines Inc.                          42,750
                   12,000  Grupo Aeroportuario del Sureste
                              SA ADR(1)                                 172,500
                                                                   ------------
                                                                        245,344
                                                                   ------------
ALCOHOL -- 0.4%
                   24,300  Anheuser-Busch Companies, Inc.             1,152,732
                    5,700  Coors (Adolph) Co. Cl B                      427,500
                   12,900  Hartwall Oyj Abp ORD                         233,854
                    1,723  Interbrew ORD(1)                              49,555
                                                                   ------------
                                                                      1,863,641
                                                                   ------------
APPAREL & TEXTILES(2)
                    4,800  Liz Claiborne, Inc.                          188,400
                                                                   ------------
BANKS -- 5.1%
                  111,917  Banca Intesa S.p.A. ORD                      488,682
               19,000,000  Banco Bradesco SA ORD                        129,838
                    8,800  Banco Popular Espanol SA ORD                 291,446
                   31,200  Bank of America Corp.                      1,246,050
                    5,000  Bank of New York Co., Inc. (The)             275,938
                    2,000  Bayerische Hypo-und Vereinsbank
                              AG ORD                                     99,270
                   16,100  Chase Manhattan Corp.                        593,688
                  120,633  Citigroup Inc.                             6,009,030
                    8,200  Comerica Inc.                                426,913
                   56,300  Credito Italiano ORD                         282,143
                   19,000  Danske Bank Group ORD                        310,849
                    1,108  Dexia ORD                                    178,457
                    4,000  EFG Eurobank ORD                              89,578
                   53,200  First Union Corp.                          1,336,649
                   90,000  First Virginia Banks, Inc.                 3,898,124
                   32,100  Fleet Boston Financial Corp.               1,203,750
                   12,915  Hansabank Ltd. ORD                            97,096
                   31,878  HSBC Holdings plc ORD                        427,094
                   11,200  Kookmin Bank ORD                             124,854
                   10,000  Nedcor Limited ORD                           202,581
                   58,184  Nordic Baltic Holding AB ORD                 412,241
                    4,400  Northern Trust Corp.                         379,363
                   13,400  PNC Bank Corp.                               891,100
                   17,500  Royal Bank of Scotland Group plc
                              ORD                                       361,619
                    3,800  Silicon Valley Bancshares(1)                 131,219
                   21,500  Skandinaviska Enskilda Banken
                              ORD                                       230,641
                    3,300  Societe Generale Cl A ORD                    178,319
                    4,700  State Street Corp.                           606,300
                   22,800  SunTrust Banks, Inc.                       1,158,525
                   16,000  TCF Financial Corp.                          651,000
                   10,400  Toronto-Dominion Bank (The)
                              ORD                                       268,866
                   37,900  U.S. Bancorp                                 916,706

Shares                                                                Value
--------------------------------------------------------------------------------

                    5,500  Wing Hang Bank Ltd. ORD                 $     18,016
                    7,600  Zions Bancorporation                         414,913
                                                                   ------------
                                                                     24,330,858
                                                                   ------------
CHEMICALS -- 2.1%
                   25,700  Air Products & Chemicals, Inc.               885,044
                   27,400  Dow Chemical Co.                             837,413
                   16,300  du Pont (E.I.) de Nemours & Co.              689,694
                    3,700  Hankuk Electric Glass ORD(1)                 213,081
                   38,200  Minnesota Mining &
                              Manufacturing Co.                       3,815,225
                   62,800  Praxair, Inc.                              2,256,875
                   38,800  Rohm and Haas Co.                          1,154,300
                    1,016  Syngenta AG ORD(1)                            45,805
                  123,228  Unipetrol A.S. ORD(1)                        191,092
                                                                   ------------
                                                                     10,088,529
                                                                   ------------
CLOTHING STORES -- 0.4%
                   41,400  Abercrombie & Fitch Co. Cl A(1)              864,225
                    8,800  American Eagle Outfitters, Inc.(1)           387,475
                    5,200  Limited, Inc. (The)                          101,075
                    4,500  Talbots, Inc.                                237,656
                    7,200  TJX Companies, Inc. (The)                    184,500
                                                                   ------------
                                                                      1,774,931
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.2%
                   39,400  Advanced Digital Information
                              Corp.(1)                                  582,381
                    9,200  Asustek Computer Inc. ORD                     38,856
                    3,300  Avocent Corp.(1)                             151,697
                    2,800  Brocade Communications
                              System(1)                                 470,313
                   24,200  Compaq Computer Corp.                        520,300
                   34,800  EMC Corp. (Mass.)(1)                       2,588,250
                   12,000  Hewlett-Packard Co.                          379,500
                   22,700  Hon Hai Precision Industry ORD               129,204
                   25,200  International Business Machines
                              Corp.                                   2,356,200
                   55,800  OMNI Industries Limited ORD                   85,929
                   15,700  Pitney Bowes, Inc.                           456,281
                   36,100  Sun Microsystems, Inc.(1)                  2,745,855
                    5,000  Symbol Technologies, Inc.                    200,313
                                                                   ------------
                                                                     10,705,079
                                                                   ------------
COMPUTER SOFTWARE -- 2.2%
                    5,500  Acxiom Corp.(1)                              197,828
                    5,200  Adobe Systems Inc.                           329,388
                    2,200  Amdocs Ltd.(1)                               119,075
                   34,600  Autodesk, Inc.                               895,275
                    1,900  Business Objects S.A. ADR(1)                 116,850
                    7,500  Check Point Software
                              Technologies Ltd.(1)                      769,922
                   59,500  Computer Associates
                              International, Inc.                     1,554,437
                   47,700  Microsoft Corp.(1)                         2,736,787
                   56,100  Oracle Corp.(1)                            1,488,402
                   17,200  PeopleSoft, Inc.(1)                          571,363


22      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                       62  Per-Se Technologies, Inc.
                              Warrants(1)                          $          3
                    5,400  Sabre Holdings Corp.                         192,713
                    1,900  Siebel Systems, Inc.(1)                      132,703
                   17,600  Sybase, Inc.(1)                              351,450
                    3,500  Symantec Corp.(1)                            125,891
                   10,900  Veritas Software Corp.(1)                  1,063,091
                                                                   ------------
                                                                     10,645,178
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   17,900  Fluor Corp.                                  653,350
                    8,900  Lennar Corp.                                 282,019
                   50,500  Masco Corp.                                  975,281
                   29,077  Mostostal Zabrze-Holding S.A.
                              ORD                                        63,514
                                                                   ------------
                                                                      1,974,164
                                                                   ------------
CONSUMER DURABLES -- 0.2%
                   32,800  Pier 1 Imports, Inc.                         362,849
                   29,000  Sanyo Electric Company Ltd.
                              ORD                                       226,407
                      297  Swatch Group AG ORD                          343,333
                  490,000  Vestel Elektronik Sanayi ORD(1)               66,386
                                                                   ------------
                                                                        998,975
                                                                   ------------
DEFENSE/AEROSPACE -- 0.6%
                   22,900  Boeing Co.                                 1,581,530
                    9,800  Bombardier Inc. Cl B ORD                     142,492
                   12,300  European Aeronautic Defense &
                              Space Co. ORD(1)                          258,354
                   20,800  Lockheed Martin Corp.                        709,280
                    2,600  Northrop Grumman Corp.                       219,213
                                                                   ------------
                                                                      2,910,869
                                                                   ------------
DEPARTMENT STORES -- 1.1%
                    7,200  Companhia Brasileira de
                              Distribuicao Grupo Pao de
                              Acucar ADR                                242,550
                   22,200  Family Dollar Stores, Inc.                   431,513
                   14,200  Federated Department Stores,
                              Inc.(1)                                   433,100
                    6,900  Kohl's Corp.(1)                              369,581
                   21,300  Next plc ORD                                 245,873
                    1,400  Pinault-Printemps-Redoute SA
                              ORD                                       253,795
                    7,700  Sears, Roebuck & Co.                         249,788
                   30,800  Target Corp.                                 925,925
                  128,000  Wal-Mart de Mexico SA de CV
                              Series V ORD(1)                           280,000
                   35,700  Wal-Mart Stores, Inc.                      1,863,093
                                                                   ------------
                                                                      5,295,218
                                                                   ------------
DRUGS -- 4.5%
                    2,400  Allergan, Inc.                               222,750
                   13,500  American Home Products Corp.                 811,688
                    3,600  AmeriSource Health Corp.(1)                  177,300
                   18,500  Amgen Inc.(1)                              1,177,063
                   10,600  Aventis SA ORD                               832,844

Shares                                                                Value
--------------------------------------------------------------------------------

                   11,600  Bristol-Myers Squibb Co.                $    804,025
                    3,500  Celgene Corp.(1)                             199,609
                    2,500  Egis Gyogszergyar Rt.
                              ORD                                        86,831
                    7,000  Eisai Company, Ltd. ORD                      240,637
                    8,400  Elan Corp., plc ADR(1)                       453,075
                    3,200  Enzon, Inc.(1)                               178,100
                    1,700  Forest Laboratories, Inc. Cl A(1)            230,350
                    4,000  Genentech, Inc.(1)                           272,250
                    1,700  Genzyme Corp.(1)                             149,281
                    7,300  IVAX Corp.(1)                                299,811
                    3,525  King Pharmaceuticals, Inc.(1)                171,844
                    3,000  Lilly (Eli) & Co.                            281,063
                   16,400  Merck & Co., Inc.                          1,520,075
                    1,159  Novartis AG ORD                            1,886,447
                    4,342  Novo Nordisk A/S Cl B ORD                    842,299
                    4,342  Novozymes A/S ORD(1)                          80,171
                   93,825  Pfizer, Inc.                               4,157,619
                   18,600  Pharmacia Corp.                            1,134,600
                   31,100  Pliva D.D. GDR                               352,985
                   22,400  Protein Design Labs, Inc.(1)               1,729,699
                    4,600  QLT PhotoTherapeutics Inc.(1)                202,113
                    3,100  Richter Gedeon Rt. ORD                       143,917
                    6,210  Sanofi-Synthelabo S.A. ORD                   378,863
                    6,400  Schering AG ORD                              349,624
                    8,100  Schering-Plough Corp.                        454,106
                    9,900  Shire Pharmaceuticals Group
                              PLC ADR(1)                                451,997
                   10,100  Serono SA ADR(1)                             215,888
                    7,000  Takeda Chemical Industries, Ltd.
                              ORD                                       434,413
                    1,800  Teva Pharmaceutical Industries
                              Ltd. ADR                                  118,463
                   14,500  Titan Pharmaceuticals, Inc.(1)               522,000
                                                                   ------------
                                                                     21,563,800
                                                                   ------------
ELECTRICAL EQUIPMENT -- 3.0%
                   27,800  Aeroflex Inc.(1)                             577,719
                    4,885  Alcatel Alsthom Compagnie
                              Generale ORD                              242,679
                    4,000  Amphenol Corp. Cl A(1)                       213,500
                    4,000  Anaren Microwave, Inc.(1)                    151,875
                   10,000  Artesyn Technologies Inc.(1)                 343,125
                   11,000  Canon, Inc. ORD                              432,875
                   10,900  Celestica Inc.(1)                            568,163
                   82,900  Cisco Systems Inc.(1)                      3,966,246
                    4,100  Comverse Technology, Inc.(1)                 353,497
                    5,200  Corning Inc.                                 304,200
                   12,000  Ddi CORP.(1)                                 263,250
                   19,600  Ericsson (L.M.) Telephone Co.
                              ADR                                       223,563
                    6,300  Finisar Corporation(1)                       146,672
                    8,200  Flextronics International Ltd.
                              ADR(1)                                    205,256
                   34,000  Hitachi Ltd. ORD                             325,113
                   12,370  JDS Uniphase Corp.(1)                        620,819


See Notes to Financial Statements               www.americancentury.com      23


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,000  Juniper Networks, Inc.(1)               $    373,969
                    7,100  KEMET Corp.(1)                               124,250
                      500  Keyence Corp. ORD                            131,853
                   11,300  Litton Industries, Inc.(1)                   682,944
                   54,400  Motorola, Inc.                             1,091,399
                   10,000  Nokia Corp. Cl A ADR                         427,500
                   14,800  Nortel Networks Corp.                        558,700
                    2,750  Orbotech Ltd.(1)                             122,461
                   16,671  Philips Electronics N.V.  New
                              York Shares                               547,017
                   12,400  POWER-ONE INC.(1)                            523,900
                    1,800  Scientific-Atlanta, Inc.                      72,675
                    3,300  Solectron Corp.(1)                            94,050
                    1,400  Sony Corp. ORD                               105,880
                    9,600  Technitrol, Inc.                             360,000
                    9,200  Tektronix, Inc.                              217,925
                   12,624  Unisystems Information Systems
                              S.A. ORD                                  116,153
                    4,200  Vicor Corp.(1)                               131,381
                    6,300  Vishay Intertechnology, Inc.(1)              118,913
                                                                   ------------
                                                                     14,739,522
                                                                   ------------
ELECTRICAL UTILITIES -- 1.5%
                    3,900  ALLETE                                        89,213
                   45,900  Calpine Corp.(1)                           1,629,450
               27,388,000  Companhia de Transmissao de
                              Energia Eletrica Paulista
                              ORD(1)                                     84,782
                8,963,000  Empresa Paulista de Transmissao
                              de Energia SA ORD                          57,804
                    4,100  Exelon Corp.                                 271,625
                   30,300  FPL Group, Inc.                            2,007,374
                   15,200  PG&E Corp.                                   417,050
                    6,700  Public Service Enterprise Group
                               Inc.                                     286,425
                   10,900  Reliant Energy, Inc.                         427,825
                    7,800  Southern Co.                                 246,188
                   11,500  Unified Energy Systems ADR                    92,000
                    7,100  Utilicorp United Inc.                        209,450
                   67,000  Wisconsin Energy Corp.                     1,427,938
                                                                   ------------
                                                                      7,247,124
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 3.6%
                   19,000  Amerada Hess Corp.                         1,163,750
                    6,800  Apache Corp.                                 355,300
                   27,900  BP Amoco Plc ADR                           1,323,506
                   11,000  Burlington Resources, Inc.                   448,938
                   30,100  Chevron Corp.                              2,464,438
                   23,500  EOG Resources Inc.                           997,281
                   43,700  Exxon Mobil Corp.                          3,845,600
                   14,900  Kerr-McGee Corp.                             906,106
                    8,200  Mitchell Energy & Development
                              Corp.                                     382,325
                    4,400  Newfield Exploration Company(1)              160,600
                   21,800  Occidental Petroleum Corp.                   471,425
                    7,000  Ocean Energy, Inc.(1)                         91,000
                    5,200  PetroChina Co. Ltd. ADR                       89,050

Shares                                                                Value
--------------------------------------------------------------------------------

                   80,800  Royal Dutch Petroleum Co. New
                              York Shares                          $  4,822,749
                   11,000  Surgutneftegaz ADR(1)                        104,638
                                                                   ------------
                                                                     17,626,706
                                                                   ------------
ENTERTAINMENT -- 0.3%
                   94,900  Corporacion Interamericana de
                              Entretenimiento S.A. Cl B
                              ORD(1)                                    387,039
                   33,300  Disney (Walt) Co.(1)                         963,619
                                                                   ------------
                                                                      1,350,658
                                                                   ------------
FINANCIAL SERVICES -- 4.0%
                   10,100  Ambac Financial Group, Inc.                  771,388
                   17,900  American Express Co.                         983,381
                    5,500  AmeriCredit Corp.(1)                         114,469
                   16,183  Bank Pekao S.A. ORD(1)                       205,601
                      700  Credit Suisse Group ORD                      122,392
                   16,700  Fannie Mae                                 1,319,300
                   13,600  Federal Home Loan Mortgage
                              Corporation                               821,950
                  106,800  General Electric Co. (U.S.)                5,293,274
                   13,000  Hellenic Exchanges S.A. ORD(1)               123,272
                   11,173  ING Groep N.V. ORD                           806,097
                      151  Julius Baer Holding AG ORD                   692,989
                    8,000  Kookmin Credit Card Company
                              Ltd. ORD(1)                               156,972
                    3,670  Marschollek Lautenschlaeger und
                              Partner AG ORD                            367,678
                    5,700  Marsh & McLennan Companies,
                              Inc.                                      656,213
                    5,900  MBIA Inc.                                    406,363
                    5,300  Metris Companies Inc.                        128,194
                   38,600  MGIC Investment Corp.                      2,431,800
                    1,000  Orix Corp. ORD                                94,898
                    6,600  Providian Financial Corp.                    594,000
                   21,900  Skandia Forsakrings AB ORD                   334,368
                   55,900  USA Education Inc.                         3,235,212
                                                                   ------------
                                                                     19,659,811
                                                                   ------------
FOOD & BEVERAGE -- 2.2%
                   73,635  Archer-Daniels-Midland Co.                   938,846
                    4,100  Cia de Bebidas das Americas
                              ADR                                        86,613
                   43,602  Diageo plc ORD                               454,844
                   41,000  Fomento Economico Mexica
                              UBD ORD                                   141,155
                   16,100  General Mills, Inc.                          662,113
                  108,500  Grupo Modelo S.A. de C.V.
                              Series C ORD                              263,204
                   15,000  Heineken NV ORD                              811,195
                    3,300  Hershey Foods Corp.                          208,725
                    7,300  Hormel Foods Corp.                           136,875
                   18,300  IBP, Inc.                                    410,606
                    4,400  Koninklijke Numico NV ORD                    227,788
                      513  Nestle S.A. ORD                            1,117,860
                   43,000  PepsiCo, Inc.                              1,951,125
                   13,200  Quaker Oats Co. (The)                      1,147,575


24      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                   11,300  Reckitt Benckiser PLC ORD(1)            $    144,289
                    8,200  Suiza Foods Corp.(1)                         354,138
                  114,400  Tyson Foods, Inc. Cl A                     1,601,600
                                                                   ------------
                                                                     10,658,551
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.3%
                      600  Chesapeake Corp.                              10,050
                   17,358  International Paper Co.                      588,003
                   21,900  Sappi Limited ORD                            139,877
                   10,500  Westvaco Corp.                               289,406
                    7,200  Weyerhaeuser Co.                             315,000
                                                                   ------------
                                                                      1,342,336
                                                                   ------------
GAS & WATER UTILITIES -- 1.0%
                   59,500  AGL Resources Inc.                         1,338,750
                  167,739  Centrica plc ORD                             573,708
                3,430,000  Cia Energetica de Minas Gerais
                              ORD                                        43,721
                  120,500  Czeske Energeticke Zavody a.s.
                              ORD(1)                                    248,633
                    2,500  Enersis S.A. ADR(1)                           43,125
                    1,800  Equitable Resources Inc.                     100,350
                    4,800  Kinder Morgan, Inc.                          198,900
                    5,038  Scottish & Southern Energy PLC
                              ORD                                        46,488
                1,909,000  Shandong International Power &
                              Development Company Ltd.
                              ORD                                       283,910
                    4,600  Suez Lyonnaise des Eaux ORD                  780,578
                   49,900  WGL Holdings Inc.                          1,381,606
                                                                   ------------
                                                                      5,039,769
                                                                   ------------
GROCERY STORES -- 0.3%
                   26,700  Albertson's Inc.                             682,518
                   14,500  Koninklijke Ahold NV ORD                     465,565
                    8,800  Safeway Inc.(1)                              518,650
                                                                   ------------
                                                                      1,666,733
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                    4,293  ABB Ltd. ORD                                 392,055
                   43,100  Cooper Industries, Inc.                    1,759,018
                    7,900  Dover Corp.                                  323,406
                   17,900  Emerson Electric Co.                       1,304,463
                                                                   ------------
                                                                      3,778,942
                                                                   ------------
HEAVY MACHINERY -- 0.3%
                    4,300  Atlas Copco AB Cl A ORD                       87,965
                    2,838  Atlas Copco AB Cl B ORD(1)                    60,464
                   34,800  Deere & Co.                                1,415,926
                   34,000  Samsung Heavy Industries
                              ORD(1)                                    124,755
                                                                   ------------
                                                                      1,689,110
                                                                   ------------
HOME PRODUCTS -- 0.7%
                    5,900  Avon Products, Inc.                          245,588
                   24,800  Clorox Company                             1,108,249
                    7,500  Colgate-Palmolive Co.                        440,625
                    4,100  Fortune Brands, Inc.                         118,388
                    3,000  KAO Corp. ORD                                 92,274

Shares                                                                Value
--------------------------------------------------------------------------------

                   46,200  Newell Co.                              $    898,013
                   10,300  Ralston Purina Co.                           271,019
                   14,100  Tupperware Corp.                             257,325
                                                                   ------------
                                                                      3,431,481
                                                                   ------------
INDUSTRIAL PARTS -- 0.3%
                   11,276  Assa Abloy AB Cl B ORD                       201,417
                    9,000  Illinois Tool Works Inc.                     506,813
                   12,800  Maillis ORD                                  120,721
                    2,300  United Technologies Corp.                    162,869
                   25,600  York International Corp.                     668,799
                                                                   ------------
                                                                      1,660,619
                                                                   ------------
INDUSTRIAL SERVICES -- 0.3%
                      594  Adecco SA ORD                                370,800
                   26,600  Capita Group plc ORD                         163,003
                    5,537  Hagemeyer N.V. ORD                           121,030
                   35,200  Hays plc ORD                                 175,572
                    5,600  ISS A/S ORD(1)                               346,842
                    6,300  Robert Half International Inc.(1)            188,213
                   10,700  Securitas AB Cl B ORD                        172,977
                                                                   ------------
                                                                      1,538,437
                                                                   ------------
INFORMATION SERVICES -- 1.4%
                    1,438  Altran Technologies SA ORD                   275,724
                    4,300  Applera Corp.-Applied Biosystems
                              Group                                     355,288
                    9,000  Automatic Data Processing, Inc.              593,999
                   12,900  CMG plc ORD                                  161,777
                1,200,000  Companhia de Saneamento
                              Basico do Estado de Sao Paulo
                              ORD                                        92,656
                   33,500  Computer Sciences Corp.(1)                 2,284,280
                   28,280  Datacraft Asia Limited ORD                   172,508
                    8,700  Electronic Data Systems Corp.                460,556
                    6,200  First Data Corp.                             317,363
                    4,400  Interpublic Group of Companies,
                              Inc.                                      171,875
                    1,200  Itochu Techno-Science
                              Corporation ORD                           271,395
                    9,500  Logica plc ORD                               189,674
                   27,900  Misys plc ORD                                197,609
                    5,600  Omnicom Group Inc.                           440,300
                   46,800  Rentokil Initial plc ORD                     129,388
                    1,700  StorageNetworks, Inc.(1)                      49,938
                    3,800  SunGard Data Systems Inc.(1)                 186,438
                    5,800  TMP Worldwide Inc.(1)                        340,206
                                                                   ------------
                                                                      6,690,974
                                                                   ------------
INTERNET -- 0.3%
                   27,300  America Online, Inc.(1)                    1,108,653
                    4,300  BroadVision, Inc.(1)                          97,422
                      700  Digital Island(1)                              2,975
                    6,200  EXE Technologies Inc.(1)                      95,906
                    1,700  VeriSign, Inc.(1)                            147,316
                                                                   ------------
                                                                      1,452,272
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      25


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
LEISURE -- 0.2%
                    2,600  Brunswick Corp.                         $     44,688
                   26,000  GTECH Holdings Corp.(1)                      493,999
                    6,300  International Game Technology(1)             281,138
                                                                   ------------
                                                                        819,825
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.6%
                    6,400  Aflac Inc.                                   450,400
                    3,300  American General Corp.                       247,294
                    4,500  CIGNA Corp.                                  592,875
                   15,500  Lincoln National Corp.                       700,406
                   13,800  Mediolanum SpA ORD                           165,978
                   21,800  Torchmark Corp.                              828,400
                                                                   ------------
                                                                      2,985,353
                                                                   ------------
MEDIA -- 1.0%
                   20,400  Charter Communications, Inc.(1)              402,900
                   10,400  Comcast Corp. Cl A(1)                        400,075
                    5,500  Cox Communications, Inc. Cl A(1)             218,969
                        8  Fuji Television Network, Inc. ORD             70,852
                   12,000  Infinity Broadcasting Corp. Cl A(1)          363,000
                    4,300  Modern Times Group MTG AB
                              Cl B ORD(1)                               118,860
                   24,400  Mondadori (Arnoldo) Editore SpA
                              ORD                                       245,833
                   14,554  Pearson plc ORD                              327,291
                    4,092  Prosieben SAT.1 Media AG ORD(1)              120,365
                   67,400  Reed International PLC ORD                   607,047
                    7,000  Societe Television Francaise 1
                              ORD                                       307,483
                    1,900  Time Warner Inc.                             117,800
                   22,375  Viacom, Inc. Cl B(1)                       1,143,923
                   23,300  WPP Group plc ORD                            254,349
                                                                   ------------
                                                                      4,698,747
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.5%
                   14,600  Abbott Laboratories                          803,913
                   13,200  Bard (C.R.), Inc.                            650,100
                    2,500  Beckman Coulter Inc.                         191,563
                   66,400  Becton Dickinson & Co.                     2,257,599
                    2,200  Guidant Corp.(1)                             118,663
                    3,000  Hoya Corp. ORD                               249,683
                   14,100  Johnson & Johnson                          1,410,000
                   23,400  Medtronic, Inc.                            1,246,050
                    4,000  Varian Medical Systems, Inc.(1)              235,500
                                                                   ------------
                                                                      7,163,071
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 1.4%
                    9,600  Apria Healthcare Group Inc.(1)               225,000
                   23,900  Coventry Health Care Inc.(1)                 504,888
                   19,300  First Health Group Corp.(1)                  907,703
                   15,400  HCA-The Healthcare Co.                       638,138
                   62,600  HEALTHSOUTH Corp.(1)                         872,488
                    3,700  Laboratory Corporation of
                              America Holdings(1)                       525,631

Shares                                                                Value
--------------------------------------------------------------------------------

                    4,800  Lincare Holdings Inc.(1)                $    211,650
                   53,000  Oxford Health Plans, Inc.(1)               2,151,468
                   11,500  Sunrise Assisted Living, Inc.(1)             307,984
                    3,700  Wellpoint Health Networks Inc.(1)            398,906
                                                                   ------------
                                                                      6,743,856
                                                                   ------------
MINING & METALS -- 0.6%
                    2,600  Alcan Aluminium Ltd.                          78,975
                   25,200  Alcoa Inc.                                   710,325
                2,611,000  Angang New Steel Co. Ltd. Cl H
                              ORD(1)                                    220,936
                    3,300  Anglo American Platinum Corp.
                              Limited ORD                               132,852
                   24,000  Antofagasta Holdings plc ORD                 132,021
                1,701,100  Caemi Mineracao e Metalurgica
                              ORD                                       184,996
                5,455,000  Companhia Siderurgica Nacional
                              ORD                                       142,100
                    7,000  Impala Platinum Holdings Limited
                              ORD                                       328,955
                   41,000  KGHM Polska Miedz S.A. ORD(1)                229,377
                  116,000  Siderca S.A.I.C. ORD                         232,044
                    1,300  Stillwater Mining Co.(1)                      43,797
                   24,700  Tubos de Acero de Mexico, SA
                              ADR                                       334,685
                                                                   ------------
                                                                      2,771,063
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.8%
                1,771,000  Brisa Bridgestone Sabanci Lastik
                              San. Ve Tic A.S. ORD                       71,333
                1,900,000  Denway Motors Ltd. ORD(1)                    304,495
                   13,700  Empresa Bras de Aeronautica
                              ADR                                       377,606
                   39,283  Ford Motor Co.                               893,688
                   27,400  Hyundai Motor Co. Ltd. ORD                   293,048
                    1,900  Johnson Controls, Inc.                       104,738
                    7,020  North American Bus Industries
                              Rt. ORD(1)                                115,907
                   24,000  Raba Rt. ORD(1)                              189,843
                   39,600  Superior Industries International,
                              Inc.                                    1,348,875
                    1,572  Visteon Corp.                                 23,384
                                                                   ------------
                                                                      3,722,917
                                                                   ------------
MULTI-INDUSTRY -- 0.7%
                   15,422  Compagnie Financiere Richemont
                              AG Depositary Receipts ORD                423,458
                   62,700  Hutchison Whampoa Limited
                              ORD                                       749,606
                   36,165  Tyco International Ltd.                    1,907,704
                    4,209  Vivendi ORD                                  260,453
                                                                   ------------
                                                                      3,341,221
                                                                   ------------
OIL REFINING -- 0.2%
                    3,000  Total FinaElf SA Cl B ORD                    429,587
                   10,400  Valero Energy Corp.                          326,950
                                                                   ------------
                                                                        756,537
                                                                   ------------


26      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
OIL SERVICES -- 1.0%
                    2,000  BJ Services Co.(1)                      $    106,500
                  700,000  China Petroleum & Chemical Corp.
                              ORD(1)                                    122,952
                   14,300  Diamond Offshore Drilling, Inc.              431,681
                    9,100  Ensco International Inc.                     221,244
                   25,200  Global Marine Inc.(1)                        552,825
                    4,900  Gulf Indonesia Resources Ltd.(1)              39,813
                    5,500  Lukoil Holding ADR                           198,000
                   12,200  MOL Magyar Olaj-es Gazipari Rt.
                              ORD                                       160,505
                   19,600  Nabors Industries, Inc.(1)                   861,223
                      700  Noble Drilling Corp.(1)                       20,169
                   11,500  Patterson Energy, Inc.(1)                    268,094
                   28,200  R&B Falcon Corp.(1)                          535,800
                    2,700  Smith International, Inc.(1)                 156,769
                   17,500  Tidewater Inc.                               708,749
                  175,900  Yukos Oil Co. ORD                            308,705
                                                                   ------------
                                                                      4,693,029
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 2.5%
                    9,800  Ace, Ltd.                                    387,100
                   47,200  Alleanza Assicurazioni ORD                   740,058
                   11,400  Allstate Corp.                               436,050
                   27,050  American International Group, Inc.         2,622,159
                    8,800  Assicurazioni Generali ORD                   321,741
                    5,421  AXA ORD                                      760,672
                   25,000  Chubb Corp. (The)                          2,037,500
                    1,800  Ergo Versicherungsgruppe AG
                              ORD(1)                                    251,163
                   11,300  Everest Reinsurance Holdings, Inc.           680,119
                    7,983  Fortis AG (B) ORD                            235,584
                    1,100  Gallagher (Arthur J.) & Co.                   64,900
                   81,200  Horace Mann Educators Corp.                1,339,800
                      598  Muenchener Rueckversicher
                              ORD(1)                                    194,768
                    5,800  Old Republic International Corp.             151,163
                    4,100  PartnerRe Ltd.                               216,275
                    2,100  Progressive Corp. (Ohio)                     196,481
                    5,200  Radian Group Inc.                            338,000
                    2,900  Renaissancere Holdings Ltd.                  210,250
                   32,600  Royal & Sun Alliance Insurance
                              Group plc ORD                             250,410
                   18,200  Sun Life Financial Services of
                              Canada Inc. ORD                           388,635
                      429  Zurich Financial Services AG
                              ORD(1)                                    232,093
                                                                   ------------
                                                                     12,054,921
                                                                   ------------
PUBLISHING -- 0.3%
                   17,800  Banta Corp.                                  407,175
                    3,700  Deluxe Corp.                                  86,256
                    5,800  Dow Jones & Co., Inc.                        328,063
                    1,500  McGraw-Hill Companies, Inc. (The)             79,688

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,000  Reader's Digest Association, Inc.
                              (The)                                $    114,188
                   14,300  VNU N.V. ORD                                 625,650
                                                                   ------------
                                                                      1,641,020
                                                                   ------------
RAILROADS -- 0.3%
                   35,300  Union Pacific Corp.                        1,641,450
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
                   18,000  City Developments Limited ORD                 82,131
                   71,000  Corporacion GEO, S.A. de C.V.
                              Series B ORD(1)                            76,716
                   85,000  Capitaland Ltd. ORD                          135,744
                                                                   ------------
                                                                        294,591
                                                                   ------------
RESTAURANTS -- 0.3%
                    8,400  Brinker International, Inc.(1)               343,350
                    9,300  Jack in the Box Inc.(1)                      251,100
                   33,400  Wendy's International, Inc.                  897,625
                                                                   ------------
                                                                      1,492,075
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
                   25,800  Amvescap Plc ORD                             404,443
                    4,800  Lehman Brothers Holdings Inc.                237,900
                    6,000  Merrill Lynch & Co., Inc.                    347,250
                   16,200  Morgan Stanley Dean Witter & Co.           1,026,675
                    6,000  Nomura Securities Co., Ltd. ORD              126,470
                                                                   ------------
                                                                      2,142,738
                                                                   ------------
SEMICONDUCTOR -- 1.2%
                    7,200  Analog Devices, Inc.(1)                      357,300
                    4,600  Applied Materials, Inc.(1)                   186,156
                    5,100  Applied Micro Circuits Corp.(1)              247,191
                   13,700  Atmel Corp.(1)                               132,505
                    1,600  Cirrus Logic, Inc.(1)                         37,850
                   95,000  Compal Electronics Inc. ORD                  148,123
                   21,000  Compeq Manufacturing Co.
                              ORD(1)                                     91,871
                    6,300  Cypress Semiconductor Corp.(1)               133,088
                    4,200  GlobeSpan, Inc.(1)                           131,250
                   77,500  Grupo Elektra S.A. ORD(1)                     76,351
                    7,300  Integrated Device Technology,
                              Inc.(1)                                   216,947
                   52,900  Intel Corp.                                2,015,158
                    3,800  International Rectifier Corp.(1)             114,950
                    5,000  Linear Technology Corp.                      236,719
                   26,000  Macronix International Co. Ltd.
                              ORD(1)                                     42,113
                    2,600  Maxim Integrated Products, Inc.(1)           132,519
                    3,400  NVIDIA Corp.(1)                              137,700
                      593  Samsung Electronics ORD                       79,034
                    7,000  Sawtek Inc.(1)                               359,625
                    4,600  SDL, Inc.(1)                                 836,050
                    8,200  Silicon Storage Technology Inc.(1)            98,656
                    4,900  STMicroelectronics N.V. New
                              York Shares                               199,675
                                                                   ------------
                                                                      6,010,831
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      27


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.3%
                    3,500  Best Buy Co., Inc.(1)                   $     90,125
                   17,900  Folli-Follie Abee ORD                        336,954
                    9,400  Home Depot, Inc.                             368,362
                    4,300  Insight Enterprises, Inc.(1)                  94,466
                   84,912  President Chain Store Corp. ORD              228,797
                  140,200  Profurn Limited ORD                           50,653
                    3,500  Tiffany & Co.                                119,656
                    9,700  Zale Corp.(1)                                232,800
                                                                   ------------
                                                                      1,521,813
                                                                   ------------
TELEPHONE -- 3.5%
                   56,200  AT&T Corp.                                 1,102,925
                   44,300  BellSouth Corp.                            1,852,294
                   19,338  Cable & Wireless plc ORD                     240,311
                    6,000  Dycom Industries, Inc.(1)                    224,250
                   47,307  Energis plc ORD(1)                           303,040
                    5,500  Korea Telecom ADR                            149,875
                   67,500  McLeod USA Inc. Cl A(1)                      913,359
                   32,000  Orascom Telecom Holding S.A.E
                              GDR ORD(1)                                242,400
                    6,100  Qwest Communications
                              nternational Inc.(1)                      230,275
                   38,500  SBC Communications Inc.                    2,115,094
                    3,975  Sonera Group Oyj ORD                          76,182
                  170,100  Sprint Corp.                               3,912,300
                   15,300  Telecom Italia SpA ORD                       177,352
                   20,012  Telefonica S.A. ORD(1)                       314,818
                    7,100  Telefonos de Mexico, S.A. Cl L
                              ADR                                       332,813
                    9,428  Telekomunikacja Polska S.A. ORD               51,064
                   85,962  Verizon Communications                     4,829,990
                   10,200  WorldCom, Inc.(1)                            152,681
                        1  XO Communications Inc.(1)                         15
                                                                   ------------
                                                                     17,221,038
                                                                   ------------
THRIFTS -- 0.1%
                    9,300  Dime Bancorp, Inc.                           231,338
                    8,200  Golden West Financial Corp. (Del.)           480,212
                                                                   ------------
                                                                        711,550
                                                                   ------------
TOBACCO -- 0.3%
                    4,700  Universal Corp.                              148,638
                   56,400  UST Inc.                                   1,339,500
                                                                   ------------
                                                                      1,488,138
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    3,300  FedEx Corporation(1)                         158,136
                   11,600  Trico Marine Services, Inc.(1)               158,775
                    6,000  UTI Worldwide Inc.(1)                         98,438
                                                                   ------------
                                                                        415,349
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
                   86,500  China Telecom (Hong Kong) Ltd.
                              ORD(1)                                    472,435
                  101,100  Eastern Communications Co., Ltd.
                              Cl B ORD                                  100,493

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

                    3,200  Netia Holdings S.A. ADR(1)              $     41,800
                    3,600  Nextel Communications, Inc.(1)               111,713
                       37  NTT DoCoMo, Inc. ORD                         947,259
                   19,400  QUALCOMM Inc.(1)                           1,557,456
                    3,800  SK Telecom Co. Ltd. ADR                       80,988
                   11,100  Sprint PCS(1)                                251,831
                    7,500  Cesky Telecom a.s. ORD(1)                     72,003
                   96,155  Vodafone Group PLC ORD                       330,586
                                                                   ------------
                                                                      3,966,564
                                                                   ------------
TOTAL COMMON STOCKS                                                 280,455,728
                                                                   ------------
   (Cost $259,230,529)

CORPORATE BONDS -- 10.5%
AIRLINES -- 0.1%
               $  250,000  Atlas Air, Inc., 10.75%, 8/1/05              257,500
                                                                   ------------
BANKS -- 1.0%
                  500,000  Bank of America Corp., 6.125%,
                              7/15/04                                   487,833
                2,000,000  Bank of America N.A., VRN,
                              6.78%, 2/5/01, resets quarterly
                              off the 3-month LIBOR plus
                              0.02% with no caps                      2,000,891
                  400,000  CitiCorp Inc., 7.125%, 5/15/06               404,399
                1,300,000  CitiCorp Inc., 7.25%, 10/1/10              1,292,910
                  650,000  First Bank System Inc., 7.625%,
                              5/1/05                                    667,375
                                                                   ------------
                                                                      4,853,408
                                                                   ------------
CHEMICALS(2)
                  500,000  Huntsman ICI Chemicals,
                              11.80%, 12/31/09(3)                       137,500
                  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99-2/1/00, Cost
                              $440,625)(4)                              277,500
                                                                   ------------
                                                                        415,000
                                                                   ------------
DEFENSE/AEROSPACE -- 0.3%
                1,300,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                         1,293,552
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.2%
                  250,000  Fisher Scientific International Inc.,
                              7.125%, 12/15/05                          225,789
                  250,000  Fisher Scientific International Inc.,
                              9.00%, 2/1/08                             225,000
                  500,000  Flextronics International Ltd.,
                              9.875%, 7/1/10 (Acquired
                              10/5/00, Cost $513,750)(4)                480,000
                                                                   ------------
                                                                        930,789
                                                                   ------------
ELECTRICAL UTILITY -- 0.2%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09               729,257
                                                                   ------------


28      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.2%
               $  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                              $    233,750
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            252,500
                1,600,000  Duke Energy Field Services,
                              7.875%, 8/16/10                         1,655,669
                1,600,000  EL Paso Energy Corporation MTN,
                              8.05%, 10/15/30                         1,632,296
                1,100,000  EOG Resources Inc., 6.70%,
                              11/15/06                                1,079,681
                1,300,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                1,189,692
                                                                   ------------
                                                                      6,043,588
                                                                   ------------
ENTERTAINMENT -- 0.1%
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                   495,000
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
                  500,000  Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09                  430,000
                                                                   ------------
FINANCIAL SERVICES -- 0.9%
                1,600,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                 1,537,232
                1,450,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                 1,462,119
                1,200,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps           1,198,055
                                                                   ------------
                                                                      4,197,406
                                                                   ------------
FOOD & BEVERAGE -- 0.2%
                1,000,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99-6/9/00,
                              Cost $953,888)(4)                         952,783
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.5%
                  800,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                    785,944
                  600,000  Fort James Corp., 6.625%,
                              9/15/04                                   553,127
                1,000,000  Repap New Brunswick, 10.625%,
                              4/15/05                                 1,036,250
                  250,000  Riverwood International, 10.875%,
                              4/1/08                                    221,250
                                                                   ------------
                                                                      2,596,571
                                                                   ------------
GAS & WATER UTILITIES -- 0.3%
                1,500,000  KeySpan Corporation, 7.25%,
                              11/15/05                                1,525,161
                                                                   ------------
GOLD -- 0.1%
                  300,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                    297,511
                                                                   ------------
GROCERY STORES -- 0.3%
                1,400,000  Kroger Co., 7.65%, 4/15/07                 1,419,838
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
HOTELS -- 0.4%
               $  750,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                               $    768,750
                1,400,000  MGM Mirage, 8.50%, 3/15/10                 1,406,412
                                                                   ------------
                                                                      2,175,162
                                                                   ------------
INDUSTRIAL PARTS(2)
                  250,000  Graham Packaging Co., Series B,
                              12.915%, 1/15/03(5)                       103,750
                                                                   ------------
INFORMATION SERVICES -- 0.1%
                  500,000  KPNQwest B.V., 8.125%, 6/1/09                432,500
                                                                   ------------
INTERNET -- 0.1%
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                          400,000
                  500,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                   152,500
                                                                   ------------
                                                                        552,500
                                                                   ------------
LEISURE -- 0.1%
                  250,000  Imax Corp., 7.875%, 12/1/05                  146,250
                  500,000  Station Casinos Inc., 9.75%,
                              4/15/07                                   503,125
                                                                   ------------
                                                                        649,375
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.2%
                  900,000  UnitedHealth Group Incorporated,
                              7.50%, 11/15/05                           907,287
                                                                   ------------
MEDIA -- 0.7%
                  250,000  Adelphia Communications, 9.25%,
                              10/1/02                                   230,000
                  500,000  AMFM Inc., 8.00%, 11/1/08                    492,500
                  650,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                   609,798
                  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(4)                              427,500
                1,500,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                         1,495,345
                                                                   ------------
                                                                      3,255,143
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.1%
                 500,000   Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/25/00, Cost $475,000)(4)                377,500
                                                                   ------------
MULTI-INDUSTRY -- 0.3%
                1,400,000  Tyco International Group SA,
                              6.875%, 9/5/02                          1,398,905
                                                                   ------------
OIL REFINING -- 0.1%
                  600,000  USX Corp., 6.65%, 2/1/06                     590,102
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                1,200,000  EOP Operating LP, 6.75%,
                              2/15/08                                 1,136,153
                  300,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                  298,561
                                                                   ------------
                                                                      1,434,714
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      29


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.5%
               $1,500,000  AXA Financial Inc., 7.75%,
                              8/1/10                               $  1,541,352
                1,300,000  Goldman Sachs Group LP, VRN,
                              6.94%, 1/25/01, resets
                              quarterly off the 3-month
                              LIBOR plus 0.18% with no caps           1,300,330
                1,500,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                          1,544,817
                2,500,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                 2,518,860
                                                                   ------------
                                                                      6,905,359
                                                                   ------------
SEMICONDUCTOR -- 0.1%
                  500,000  Amkor Technology Inc., 9.25%,
                              5/1/06                                    467,500
                                                                   ------------
TELEPHONE -- 0.7%
                  250,000  Caprock Communications Corp.,
                              12.00%, 7/15/08                           236,250
                  750,000  Covad Communications Group,
                              12.00%, 2/15/10 (Acquired
                              1/21/00-6/20/00, Cost
                              $655,000)(4)                              206,250
                  500,000  Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                           427,500
                  550,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  501,529
                  250,000  NTL Inc., 9.174%, 2/1/01(5)                  211,250
                1,200,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $1,198,836)(4)            1,200,008
                  500,000  RCN Corp., 10.076%,
                              10/15/02(5)                               192,500
                  750,000  Viatel, Inc., 11.25%, 4/15/08                258,750
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                    365,000
                                                                   ------------
                                                                      3,599,037
                                                                   ------------
THRIFTS(2)
                  250,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                   171,250
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
                  250,000  AT&T Canada Inc., 8.57%,
                              6/15/03(5)                                205,414
                  250,000  Crown Castle International Corp.,
                              9.00%, 5/15/11                            235,000
                  750,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                          646,875
                  500,000  Telecorp PCS Inc., 10.216%,
                              4/15/04(5)                                307,500
                                                                   ------------
                                                                      1,394,789
                                                                   ------------
TOTAL CORPORATE BONDS                                                50,852,237
                                                                   ------------
   (Cost $53,058,526)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(6) -- 9.0%
              $    36,611  FHLMC Pool #C00465, 8.00%,
                              6/1/26                               $     37,456
                5,205,391  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                  5,317,733
                2,377,325  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                  2,398,516
                  473,397  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                    469,708
                4,684,996  FHLMC Pool #C42464, 7.00%,
                              9/1/30                                  4,644,549
                  155,014  FHLMC Pool #D72306, 8.00%,
                              6/1/26                                    158,594
                   66,478  FHLMC Pool #D72431, 8.00%,
                              6/1/26                                     68,013
                  101,469  FHLMC Pool #D72499, 8.00%,
                              7/1/26                                    103,812
                  671,035  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                    673,542
                  181,064  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                   179,300
                  109,657  FNMA Pool #125477, 6.50%,
                              4/1/12                                    108,687
                  219,113  FNMA Pool #250576, 7.00%,
                              6/1/26                                    217,948
                2,009,627  FNMA Pool #252645, 6.50%,
                              8/1/29                                  1,954,381
                2,942,778  FNMA Pool #253112, 7.00%,
                              3/1/30                                  2,916,684
                1,924,122  FNMA Pool #323980, 6.00%,
                              4/1/14                                  1,875,249
                  137,249  FNMA Pool #341078, 7.00%,
                              5/1/26                                    136,520
                  508,821  FNMA Pool #369085, 6.50%,
                              4/1/12                                    504,317
                  392,667  FNMA Pool #373510, 7.50%,
                              3/1/27                                    396,208
                  605,087  FNMA Pool #373899, 6.50%,
                              3/1/12                                    599,730
                   29,556  FNMA Pool #377181, 6.50%,
                              4/1/12                                     29,294
                  303,089  FNMA Pool #377379, 6.50%,
                              4/1/12                                    300,406
                  886,121  FNMA Pool #412562, 6.50%,
                              1/1/28                                    862,452
                  976,954  FNMA Pool #448031, 6.50%,
                              6/1/29                                    950,097
                  690,743  FNMA Pool #453124, 6.00%,
                              12/1/13                                   673,199
                1,056,942  FNMA Pool #484974, 6.50%,
                           `  6/1/29                                  1,027,886
                  939,209  FNMA Pool #492315, 6.50%,
                              4/1/29                                    913,389
                3,421,310  FNMA Pool #492740, 6.00%,
                              5/1/29                                  3,252,547
                  899,440  FNMA Pool #503915, 7.00%,
                              7/1/29                                    891,465


30      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  362,116  FNMA Pool #504748, 7.00%,
                              7/1/29                               $    359,170
                2,344,469  FNMA Pool #527077, 7.50%,
                              6/1/15                                  2,379,911
                2,937,199  FNMA Pool #546716, 8.00%,
                              7/1/30                                  2,996,918
                  700,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   689,168
                   72,896  GNMA Pool #001991, 9.00%,
                              4/20/25                                    75,557
                   24,251  GNMA Pool #373704, 6.00%,
                              4/15/26                                    23,283
                   50,022  GNMA Pool #392995, 8.75%,
                              3/15/25                                    51,466
                   31,013  GNMA Pool #397233, 9.50%,
                              2/20/25                                    32,378
                  296,779  GNMA Pool #403868, 6.50%,
                              5/15/28                                   289,808
                   57,495  GNMA Pool #403912, 6.50%,
                              5/15/28                                    56,145
                  170,268  GNMA Pool #416761, 7.50%,
                              6/15/26                                   172,446
                  165,459  GNMA Pool #416856, 7.50%,
                              10/25/25                                  167,618
                  103,571  GNMA Pool #421254, 7.50%,
                              11/15/25                                  104,923
                   25,641  GNMA Pool #421388, 6.00%,
                              4/15/26                                    24,618
                  487,651  GNMA Pool #438917, 6.00%,
                              8/15/28                                   465,832
                  913,812  GNMA Pool #449491, 7.50%,
                              12/15/27                                  925,310
                  518,454  GNMA Pool #450628, 6.50%,
                              3/15/28                                   506,277
                  412,215  GNMA Pool #454559, 6.00%,
                              5/15/28                                   393,771
                  467,255  GNMA Pool #456569, 7.50%,
                              11/15/27                                  473,134
                  833,630  GNMA Pool #457351, 7.00%,
                              12/15/27                                  830,707
                  355,597  GNMA Pool #461623, 6.50%,
                              1/15/28                                   347,245
                   53,043  GNMA Pool #465798, 6.50%,
                              5/15/28                                    51,797
                  411,439  GNMA Pool #474782, 6.00%,
                              5/15/28                                   393,030
                  432,316  GNMA Pool #475802, 6.00%,
                              7/15/28                                   412,973
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     43,885,167
                                                                   ------------
   (Cost $43,183,677)

U.S. TREASURY SECURITIES -- 6.2%
                6,500,000  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(3)                             1,419,433
                3,200,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 3,477,357

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  400,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                             $    421,614
                3,000,000  U.S. Treasury Bonds, 6.25%,
                              5/15/30                                 3,285,003
                6,450,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                 6,420,168
                5,600,000  U.S. Treasury Notes, 6.375%,
                              1/31/02                                 5,624,807
                4,200,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                 4,408,400
                2,100,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                2,132,485
                3,000,000  U.S. Treasury Notes, 5.75%,
                              8/15/10                                 3,067,503
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       30,256,770
                                                                   ------------
   (Cost $29,626,945)

U.S. GOVERNMENT AGENCY SECURITIES -- 3.9%
                1,700,000  FHLMC MTN, 6.50%, 1/19/01                  1,699,500
                1,000,000  FNMA, 7.25%, 5/25/01                       1,003,553
                3,600,000  FNMA, 5.25%, 1/15/03                       3,537,637
                1,300,000  FNMA, 7.125%, 2/15/05                      1,342,790
                3,300,000  FNMA MTN, 6.23%, 7/21/08                   3,223,417
                1,300,000  FNMA MTN, Series B, VRN,
                              6.41%, 12/15/00, resets
                              monthly off the 1-month LIBOR
                              minus 0.21% with no caps                1,299,957
                6,500,000  FNMA, Series B, 7.25%,
                              1/15/10                                 6,868,368
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                           18,975,222
                                                                   ------------
   (Cost $18,630,464)

COMMERCIAL PAPER(7) -- 3.1%
                1,040,000  AEGON Funding Corp., 6.50%,
                              12/18/00                                1,036,618
                1,300,000  American Family Financial
                              Services, 6.53%, 3/1/01                 1,278,645
                1,300,000  Chevron U.K. Investment PLC,
                              6.54%, 1/11/01                          1,290,081
                1,300,000  Credit Suisse First Boston Inc.,
                              6.51%, 1/25/01                          1,286,775
                1,300,000  Dakota Certificates (Citibank),
                              6.56%, 1/12/01 (Acquired
                              10/12/00, Cost $1,278,443)(4)           1,289,844
                1,300,000  Gannett Co. Inc., 6.49%, 2/26/01
                              (Acquired 11/7/00, Cost
                              $1,273,986)(4)                          1,279,335
                1,300,000  National Rural Utilities
                              Cooperative Finance Corp.,
                              6.46%, 2/23/01                          1,280,027
                1,300,000  Newcastle Certificates, 6.55%,
                              12/15/00 (Acquired
                              10/11/00, Cost $1,284,862)(4)           1,296,490
                1,300,000  Park Avenue Receivables Corp.,
                              6.54%, 1/19/01 (Acquired
                              10/27/00, Cost $1,280,162)(4)           1,288,192


See Notes to Financial Statements               www.americancentury.com      31


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $1,300,000  Reed Elsevier Inc., 6.48%,
                              12/6/00 (Acquired 9/8/00,
                              Cost $1,279,174)(4)                  $  1,298,593
                1,300,000  Sand Dollar Funding LLC, 6.51%,
                              12/11/00 (Acquired 8/24/00,
                              Cost $1,274,376)(4)                     1,297,423
                1,300,000  Tannehill Capital Company LLC,
                              6.61%, 1/11/01 (Acquired
                              11/10/00, Cost $1,285,201)(4)           1,290,081
                                                                   ------------
TOTAL COMMERCIAL PAPER                                               15,212,104
                                                                   ------------
   (Cost $15,214,849)

ASSET-BACKED SECURITIES(6) -- 2.5%
                  900,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                   911,453
                  500,000  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                   500,013
                1,900,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                1,944,960
                1,500,000  Delta Airlines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                1,532,937
                1,800,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                         1,781,145
                  900,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                   863,389
                   33,631  Money Store (The) Home Equity
                              Trust, Series 1995 C,
                              Class A9 SEQ, 6.375%,
                              9/15/11                                    33,555
                  300,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                       300,187
                  492,395  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                            489,591
                  349,432  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                  342,429
                  300,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                  291,700
                2,600,000  Residential Asset Securities Corp.,
                              Series 1999 KS3, Cl AI2,
                              7.08%, 9/25/20                          2,601,606
                   13,890  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $13,872)(4)                           13,889

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  700,000  Morgan Stanley Capital I, Series
                              1998-WF1, Class A2, 6.55%,
                              12/15/07                             $    693,046
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                        12,299,900
                                                                   ------------
   (Cost $12,228,224)

SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.5%
                1,500,000  Province of Quebec, 5.75%,
                              2/15/09                                 1,405,605
                  800,000  United Mexican States, 9.875%,
                              2/1/10                                    834,400
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
AND AGENCIES                                                          2,240,005
                                                                   ------------
   (Cost $2,147,973)

PREFERRED STOCK -- 0.4%
BANKS(2)
                2,220,000  Banco Itau S.A. ORD                          168,437
                                                                   ------------
DRUGS(2)
                      282  Fresenius AG ORD                              73,731
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.3%
                   41,400  Petroleo Brasileiro S.A. ORD                 994,689
                                                                   ------------
GAS & WATER UTILITIES(2)
               16,600,000  Companhia Paranaense de
                              Energia-Copel ORD                         130,986
                                                                   ------------
MINING & METALS(2)
                   22,000  Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                       89,024
                                                                   ------------
TELEPHONE -- 0.1%
               12,790,586  Tele Norte Leste Participacoes
                              S.A. ORD                                  231,615
                      266  XO Communications Inc.,
                              Series B, PIK, 13.50%, 6/1/10             107,065
                                                                   ------------
                                                                        338,680
                                                                   ------------
TOTAL PREFERRED STOCK                                                 1,795,547
                                                                   ------------
   (Cost $1,912,584)

TEMPORARY CASH INVESTMENTS -- 6.1%
   Repurchase Agreement, Morgan Stanley, Inc.
    (U.S. Treasury obligations) in a joint trading
    account at 6.40%, dated 11/30/00, due
    12/01/00 (Delivery value $4,900,871)                              4,900,000
   Repurchase Agreement, State Street Bank,
    (U.S. Treasury obligations) in a joint trading
    account at 6.44%, dated 11/30/00, due
    12/01/00 (Delivery value $24,704,419)                            24,700,000
                                                                   ------------

TOTAL TEMPORARY CASH INVESTMENTS                                     29,600,000
                                                                   ------------
   (Cost $29,600,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $485,572,680
                                                                   ============
   (Cost $464,833,771)


32      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3) Zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $12,975,388 which represented 2.6% of net assets.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(7)  The rates for commercial paper are the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      33


Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS (INCEPTION 2/15/96)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   AGGRESSIVE       S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)         -5.17%          -6.92%          7.58%            3.05%
1 YEAR               5.14%          -4.24%          9.06%            5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS             13.23%          12.71%          6.07%            5.18%
LIFE OF FUND        13.44%          18.19%(2)       6.64%(2)         5.17%(2)

                            ADVISOR CLASS (INCEPTION 10/2/96)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   AGGRESSIVE       S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)         -5.42%          -6.92%          7.58%            3.05%
1 YEAR               4.78%          -4.24%          9.06%            5.94%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS             12.94%          12.71%          6.07%            5.18%
LIFE OF FUND        13.34%          18.58%(3)       7.17%(3)         5.18%(3)

                         INSTITUTIONAL CLASS (INCEPTION 8/1/00)
                                                    LEHMAN           90-DAY
                   STRATEGIC                       AGGREGATE         T-BILL
                   AGGRESSIVE       S&P 500        BOND INDEX        INDEX
================================================================================
6 MONTHS(1)           --              --              --              --
1 YEAR                --              --              --              --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS               --              --              --              --
LIFE OF FUND        -7.18%(1)       -7.72%(1)       4.44%(1)         2.05%(1)

(1)  Returns for periods less than one year are not annualized.

(2) Index data since 2/29/96, the date nearest the class's inception for which data are available.

(3) Index data since 9/30/96, the date nearest the class's inception for which data are available.

See pages 66-68 for information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 11/30/00
S&P 500 Index               $22,119
Strategic Aggressive        $18,291
Lehman Aggregate
   Bond Index               $13,571
90-Day T-Bill Index         $12,715

                 Strategic                     Lehman Aggregate      90-Day
                 Aggressive        S&P 500        Bond Index      T-Bill Index
DATE               VALUE            VALUE           VALUE            VALUE
2/15/1996         $10,000          $10,000         $10,000          $10,000
3/31/1996         $10,020          $10,096          $9,930          $10,041
6/30/1996         $10,440          $10,549          $9,987          $10,168
9/30/1996         $10,680          $10,875         $10,171          $10,298
12/31/1996        $10,979          $11,781         $10,476          $10,426
3/31/1997         $10,717          $12,097         $10,418          $10,560
6/30/1997         $11,965          $14,210         $10,800          $10,694
9/30/1997         $12,973          $15,273         $11,159          $10,830
12/31/1997        $12,761          $15,712         $11,487          $10,969
3/31/1998         $14,179          $17,903         $11,666          $11,109
6/30/1998         $14,496          $18,494         $11,939          $11,248
9/30/1998         $12,889          $16,654         $12,444          $11,384
12/31/1998        $14,523          $20,201         $12,486          $11,506
3/31/1999         $14,626          $21,209         $12,424          $11,633
6/30/1999         $15,638          $22,707         $12,315          $11,764
9/30/1999         $15,507          $21,287         $12,398          $11,901
12/31/1999        $19,436          $24,455         $12,383          $12,052
3/31/2000         $21,052          $25,015         $12,657          $12,220
6/30/2000         $19,938          $24,350         $12,877          $12,396
9/30/2000         $20,147          $24,113         $13,265          $12,585
11/30/2000        $18,291          $22,119         $13,571          $12,715

$10,000 investment made 2/15/96(+)

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

(+) Index data since 2/29/96, the date nearest the class's inception for which data are available.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

               Strategic                       Lehman Aggregate      90-Day
               Aggressive          S&P 500        Bond Index      T-Bill Index
DATE             RETURN            RETURN           RETURN           RETURN
11/30/96*        11.49%            20.18%            5.75%            3.82%
11/30/97         13.84%            28.56%            7.55%            5.17%
11/30/98          9.93%            23.66%            9.45%            4.56%
11/30/99         25.69%            20.92%           -0.04%            4.67%
11/30/00          5.14%            -4.24%            9.06%            5.94%

* From 2/29/96 (the date after the class's inception for which index data are available) to 11/30/96.


34      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Tyler and Brian Howell, portfolio managers on the American Century Strategic Asset Allocation funds management team.

HOW DID STRATEGIC AGGRESSIVE PERFORM DURING THE YEAR ENDED NOVEMBER 30, 2000?

     The fund held up well despite the outperformance of bonds over stocks. For the fiscal year, Strategic Aggressive posted a total return of 5.14%.* (See the previous page for other fund performance information.)

HOW DID THE FUND'S ASSET MIX CHANGE OVER THE PAST YEAR?

     The main theme in the portfolio was a shift from a more aggressive position at the start of the fiscal year to a more defensive position by the end of the period. It's worth pointing out, though, that we're only talking about modest variations from Strategic Aggressive's neutral asset mix of 78% stocks, 20% bonds, and 2% cash.

     The portfolio began the fiscal year overweight in stocks, both foreign and domestic, and underweight in cash. Starting in early 2000, we began to gradually cut back on the equity overweight until the portfolio returned to a neutral position at mid-year.

     In the last six months, the market environment changed, with bonds and cash outperforming stocks by a wide margin. As a result, the portfolio shifted to an underweight in stocks and overweights in bonds and cash--a much more defensive position.

DID THIS DEFENSIVE POSITIONING APPLY WITHIN THE STOCK AND BOND PORTIONS OF THE PORTFOLIO?

     Yes. For example, in our stock portfolio, we were overweight small- and mid-cap stocks throughout the fiscal year. This may not sound very defensive because these are typically more aggressive investments, but they had lagged so far behind large-caps in 1998 and '99 that we viewed them as bargain-priced value stocks. Others evidently did, too, because small- and mid-caps posted the best returns among domestic stocks for the fiscal year.

     In the last six months, the portfolio has taken on a more traditional defensive appearance. The outperformance of value stocks, such as utilities and consumer staples (home products, food & beverages, etc.), over growth led to an overweight in value shares. In contrast, the decline of technology stocks left the portfolio underweight in this sector. Among growth-oriented stocks, our larger holdings included "defensive growth" stocks, such as financials and health care.

WERE THESE "DEFENSIVE GROWTH" STOCKS THE BEST PERFORMERS IN THE PORTFOLIO?

     Actually, semiconductor stocks turned out to be the biggest positive contributor to fund performance for the fiscal year despite the plunge in technology. During the first half of the year, semiconductors were one of our largest industry holdings and performed very well, even during the spring when many tech stocks were starting to slide.

     In the summer, though, we reduced our holdings somewhat, and when these stocks went into freefall during the last few months of the year, our underweight limited the fund's losses.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE MAIN THEME IN THE PORTFOLIO WAS A SHIFT FROM A MORE AGGRESSIVE POSITION AT THE START OF THE FISCAL YEAR TO A MORE DEFENSIVE POSITION BY THE END OF THE PERIOD."

[pie chart - data below]

ASSET ALLOCATION
% OF FUND INVESTMENTS
                          AS OF NOVEMBER 30, 2000
U.S. STOCKS                           54%
U.S. BONDS                            21%
FOREIGN STOCKS                        19%
MONEY MARKET SECURITIES                6%

See page 67 for the fund's neutral asset mix.

Investment terms are defined in the Glossary on pages 68-69.


                                                www.americancentury.com      35


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER STOCKS HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

   Health care stocks were among the portfolio's best performers. The large drug companies were popular as defensive stocks, and biotechnology shares performed very well thanks to the excitement generated by the near-completion of the human genome project.

   Another good area for the portfolio was utilities stocks, especially electric utilities. We focused on electric power generators--with demand for electricity outstripping supply, companies that generate and sell power were in a better competitive position than those that needed to buy power.

   On the negative side, telephone stocks were the worst performers in the portfolio, especially the long-distance carriers. Long-distance providers struggled with increased competition and a lack of pricing power. Other poor performers included retailers, banks, and much of the technology sector.

WHAT ABOUT THE FUND'S FOREIGN STOCKS?

   Following the same defensive theme, the portfolio shifted from an overweight position early in the year to an underweight position by the end. Other than this underweight, however, the fund's foreign holdings remained largely the same.

   Most of our foreign investments are still in Europe, where we think the best investment opportunities are. Four of our five biggest foreign holdings are European companies.

   Although we've been--and intend to remain--underweight in Japan, we're selectively moving some assets back into the Japanese market. The significant market decline in the past year has created a few attractive opportunities.

WHAT CHANGES DID YOU MAKE TO THE BOND PORTFOLIO?

   We traded up in credit quality within our corporate bond holdings. We sold a number of lower-quality bonds, such as those issued by telecommunications and technology companies, as well as bonds issued by firms that we believe are vulnerable to an economic downturn. We replaced them with high-quality bonds in defensive industries, such as financials, health care, and utilities.

   In the last half of the period, we increased the fund's holdings of mortgage-backed securities, including those issued by government-sponsored home loan programs (such as Ginnie Mae, Fannie Mae, and Freddie Mac) and commercial mortgage-backed securities issued by banks and other financial institutions.

   At mid-year, the yields on mortgage-backed securities looked relatively attractive given the decline in Treasury bond yields, and mortgages also appeared poised to benefit from a stable interest rate environment.

[left margin]

FUND'S U.S. STOCKS
                        AS OF NOVEMBER 30, 2000
NUMBER OF COMPANIES              303
DIVIDEND YIELD                   1.2%
PRICE/EARNINGS RATIO             39.0

TOP 5 U.S. STOCKS
                              % OF FUND'S        % OF
                              U.S. STOCKS        FUND
CITIGROUP INC.                   2.4%            1.3%
GENERAL ELECTRIC CO. (U.S.)      2.4%            1.3%
PFIZER, INC.                     2.1%            1.1%
CISCO SYSTEMS INC.               1.8%            1.0%
VERIZON COMMUNICATIONS           1.7%            1.0%

FUND'S FOREIGN STOCKS
                        AS OF NOVEMBER 30, 2000
NUMBER OF COMPANIES              207
DIVIDEND YIELD                   1.3%

TOP 5 FOREIGN STOCKS
                                              % OF FUND'S    % OF
                                COUNTRY     FOREIGN STOCKS   FUND
ROYAL DUTCH
   PETROLEUM CO.
   NEW YORK SHARES            NETHERLANDS        5.5%        1.0%
NOVARTIS AG ORD               SWITZERLAND        3.6%        0.7%
NESTLE S.A. ORD               SWITZERLAND        2.1%        0.4%
NTT MOBILE COMM.
   NETWORK, INC. ORD             JAPAN           1.8%        0.3%
AVENTIS SA ORD                  FRANCE           1.6%        0.3%

[pie chart - data below]

% OF FUND'S FOREIGN STOCKS
EUROPE                            64%
ASIA/PACIFIC                      16%
AMERICAS (EXCLUDING U.S.)         15%
SOUTH AFRICA                       3%
MIDDLE EAST                        2%


36      1-800-345-2021


Strategic Aggressive--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD, WHAT ARE YOUR PLANS FOR STRATEGIC AGGRESSIVE'S ASSET ALLOCATION STRUCTURE?

     We expect to maintain the fund's defensive position in the coming months. That means underweight stocks and overweight bonds and cash relative to the fund's neutral asset mix of 78% stocks, 20% bonds, and 2% cash.

     The stock market hates uncertainty, and there are a lot of uncertain factors plaguing the market right now--the sustainability of corporate profit growth amid a slowing economy, energy prices and their effect on inflation, and a new presidential administration. As a result, we intend to remain defensive, emphasizing value stocks and those that are likely to hold up best during an economic downturn.

WOULD STOCKS BENEFIT FROM A "SOFT LANDING"--SLOWING TO A MODERATE, SUSTAINABLE GROWTH RATE--FOR THE U.S. ECONOMY?

     Not necessarily. Capital spending has increased dramatically over the past two or three years, and we firmly believe that the resulting increase in productivity and output has given us a surplus of just about everything. Many industries go through cycles of boom and bust, but it's unusual to have excess capacity in virtually every part of the economy.

     With all this excess supply, even a modest decline in consumer demand could have a big negative impact on corporate earnings. In other words, you don't need a hard landing in the economy to bring about a hard landing in profitability, especially for technology and other growth stocks.

DO YOU SEE THE SAME THING HAPPENING OVERSEAS?

     Only to the extent that the companies are tied to the U.S. economy. Most foreign countries have not had the strong economic growth we've seen in the U.S., so they haven't had the need for a huge capacity build-out to meet domestic demand. But those firms that rely on exports to the U.S. could be subject to the same potential earnings slowdown.

WHAT'S THE OUTLOOK FOR BONDS?

     With the economy clearly slowing and the Federal Reserve recently adopting a bias toward lower interest rates, we think the Fed will probably cut short-term rates in the first quarter of 2001, possibly as early as January. The Treasury market has already priced in at least two rate cuts. We'll look to maintain our slightly underweight position in Treasury bonds, which would benefit from any rate cuts or flight-to-quality buying.

     We also intend to remain overweight in corporate bonds, which are offering the highest yields in the fixed-income market. We can handpick defensive issuers and industries so we're well positioned for a continued slowdown, but we also get healthy corporate exposure in case the economy lands softly and takes off again.

[right margin]

"THE STOCK MARKET HATES UNCERTAINTY, AND THERE ARE A LOT OF UNCERTAIN FACTORS PLAGUING THE MARKET RIGHT NOW."


FUND'S U.S. BONDS
                               AS OF NOVEMBER 30, 2000
NUMBER OF SECURITIES                     132
WEIGHTED AVERAGE MATURITY              6.6 YRS
AVERAGE DURATION                       5.1 YRS

[pie chart - data below]

% OF FUND'S U.S. BONDS
CORPORATE SECURITIES                     38%
MORTGAGE-BACKED SECURITIES               26%
U.S. TREASURY SECURITIES                 18%
U.S. GOVT. AGENCY SECURITIES             11%
ASSET-BACKED SECURITIES                   6%
OTHER                                     1%


                                                www.americancentury.com      37


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS & WARRANTS -- 72.6%
AIRLINES -- 0.1%
                      600  AMR Corp.(1)                            $     20,063
                      500  Delta Air Lines Inc.                          23,750
                   15,000  Grupo Aeroportuario del Sureste
                              SA ADR(1)                                 215,625
                                                                   ------------
                                                                        259,438
                                                                   ------------
ALCOHOL -- 0.6%
                   25,100  Anheuser-Busch Companies, Inc.             1,190,681
                    5,900  Coors (Adolph) Co. Cl B                      442,500
                   18,800  Hartwall Oyj Abp ORD                         340,811
                    1,707  Interbrew ORD(1)                              49,095
                                                                   ------------
                                                                      2,023,087
                                                                   ------------
APPAREL & TEXTILES(2)
                    3,300  Liz Claiborne, Inc.                          129,525
                                                                   ------------
BANKS -- 5.7%
                  124,860  Banca Intesa S.p.A. ORD                      545,197
               23,000,000  Banco Bradesco SA ORD                        157,172
                    8,600  Banco Popular Espanol SA ORD                 284,823
                   22,900  Bank of America Corp.                        914,569
                    3,400  Bank of New York Co., Inc. (The)             187,638
                    2,000  Bayerische Hypo-und Vereinsbank
                              AG ORD                                     99,270
                    9,800  Chase Manhattan Corp.                        361,375
                   94,400  Citigroup Inc.                             4,702,356
                    5,400  Comerica Inc.                                281,138
                   56,200  Credito Italiano ORD                         281,641
                   20,000  Danske Bank Group ORD                        327,210
                    1,100  Dexia ORD                                    177,169
                    5,000  EFG Eurobank ORD                             111,973
                   38,200  First Union Corp.                            959,774
                   64,900  First Virginia Banks, Inc.                 2,810,980
                   21,700  Fleet Boston Financial Corp.                 813,750
                   17,920  Hansabank Ltd. ORD                           134,723
                   31,078  HSBC Holdings plc ORD                        416,376
                   13,500  Kookmin Bank ORD                             150,494
                   13,800  Nedcor Limited ORD                           279,561
                   70,846  Nordic Baltic Holding AB ORD                 501,953
                    5,600  Northern Trust Corp.                         482,825
                    9,400  PNC Bank Corp.                               625,100
                   20,700  Royal Bank of Scotland Group plc
                              ORD                                       427,744
                    2,600  Silicon Valley Bancshares(1)                  89,781
                   21,500  Skandinaviska Enskilda Banken
                              ORD                                       230,641
                    3,100  Societe Generale Cl A ORD                    167,512
                    6,100  State Street Corp.                           786,900
                   15,800  SunTrust Banks, Inc.                         802,838
                   23,200  TCF Financial Corp.                          943,949
                   10,400  Toronto-Dominion Bank (The)
                              ORD                                       268,866
                   26,600  U.S. Bancorp                                 643,388

Shares                                                                Value
--------------------------------------------------------------------------------

                    6,500  Wing Hang Bank Ltd. ORD                 $     21,292
                    9,600  Zions Bancorporation                         524,100
                                                                   ------------
                                                                     20,514,078
                                                                   ------------
CHEMICALS -- 2.1%
                   18,900  Air Products & Chemicals, Inc.               650,869
                   18,600  Dow Chemical Co.                             568,463
                   11,700  du Pont (E.I.) de Nemours & Co.              495,056
                    5,800  Hankuk Electric Glass ORD(1)                 334,019
                   27,400  Minnesota Mining &
                              Manufacturing Co.                       2,736,574
                   44,400  Praxair, Inc.                              1,595,625
                   27,900  Rohm and Haas Co.                            830,025
                    1,351  Syngenta AG ORD(1)                            60,909
                  185,786  Unipetrol A.S. ORD(1)                        288,102
                                                                   ------------
                                                                      7,559,642
                                                                   ------------
CLOTHING STORES -- 0.6%
                   49,600  Abercrombie & Fitch Co. Cl A(1)            1,035,400
                   12,000  American Eagle Outfitters, Inc.(1)           528,375
                    3,500  Limited, Inc. (The)                           68,031
                    3,000  Talbots, Inc.                                158,438
                   10,200  TJX Companies, Inc. (The)                    261,375
                                                                   ------------
                                                                      2,051,619
                                                                   ------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.9%
                   56,200  Advanced Digital Information
                              Corp.(1)                                  830,706
                   13,760  Asustek Computer Inc. ORD                     58,114
                    4,600  Avocent Corp.(1)                             211,456
                    3,400  Brocade Communications System(1)             571,094
                   17,100  Compaq Computer Corp.                        367,650
                   33,200  EMC Corp. (Mass.)(1)                       2,469,250
                    7,800  Hewlett-Packard Co.                          246,675
                   26,900  Hon Hai Precision Industry ORD               153,109
                   21,400  International Business Machines
                              Corp.                                   2,000,900
                   77,300  OMNI Industries Limited ORD                  119,038
                   10,800  Pitney Bowes, Inc.                           313,875
                   35,100  Sun Microsystems, Inc.(1)                  2,669,795
                    6,400  Symbol Technologies, Inc.                    256,400
                                                                   ------------
                                                                     10,268,062
                                                                   ------------
COMPUTER SOFTWARE -- 2.7%
                    7,700  Acxiom Corp.(1)                              276,959
                    3,500  Adobe Systems Inc.                           221,703
                    2,100  Amdocs Ltd.(1)                               113,663
                   24,900  Autodesk, Inc.                               644,288
                    1,900  Business Objects S.A. ADR(1)                 116,850
                    8,000  Check Point Software
                              Technologies Ltd.(1)                      821,250
                   42,700  Computer Associates
                              International, Inc.                     1,115,538
                   41,700  Microsoft Corp.(1)                         2,392,537
                   43,100  Oracle Corp.(1)                            1,143,497
                   24,700  PeopleSoft, Inc.(1)                          820,503


38      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                       75  Per-Se Technologies, Inc.
                              Warrants(1)                          $          4
                    7,400  Sabre Holdings Corp.                         264,088
                    1,300  Siebel Systems, Inc.(1)                       90,797
                   12,100  Sybase, Inc.(1)                              241,622
                    2,400  Symantec Corp.(1)                             86,325
                   12,000  Veritas Software Corp.(1)                  1,170,374
                                                                   ------------
                                                                      9,519,998
                                                                   ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                   12,400  Fluor Corp.(1)                               452,600
                    6,100  Lennar Corp.                                 193,294
                   33,900  Masco Corp.                                  654,693
                   33,336  Mostostal Zabrze-Holding S.A.
                              ORD                                        72,817
                                                                   ------------
                                                                      1,373,404
                                                                   ------------
CONSUMER DURABLES -- 0.3%
                   41,000  Pier 1 Imports, Inc.                         453,562
                   29,000  Sanyo Electric Company Ltd. ORD              226,407
                      335  Swatch Group AG ORD                          387,261
                  589,500  Vestel Elektronik Sanayi ORD(1)               79,866
                                                                   ------------
                                                                      1,147,096
                                                                   ------------
DEFENSE/AEROSPACE -- 0.6%
                   15,400  Boeing Co.                                 1,063,563
                    9,700  Bombardier Inc. Cl B ORD                     141,038
                   12,200  European Aeronautic Defense &
                              Space Co. ORD(1)                          256,253
                   14,400  Lockheed Martin Corp.                        491,040
                    1,700  Northrop Grumman Corp.                       143,331
                                                                   ------------
                                                                      2,095,225
                                                                   ------------
DEPARTMENT STORES -- 1.3%
                    8,300  Companhia Brasileira de
                              Distribuicao Grupo Pao de
                              Acucar ADR                                279,606
                   16,100  Family Dollar Stores, Inc.                   312,944
                   10,200  Federated Department Stores,
                              Inc.(1)                                   311,100
                    6,300  Kohl's Corp.(1)                              337,444
                   21,200  Next plc ORD                                 244,718
                    1,600  Pinault-Printemps-Redoute SA
                              ORD                                       290,052
                    5,200  Sears, Roebuck & Co.                         168,688
                   21,300  Target Corp.                                 640,331
                  192,000  Wal-Mart de Mexico SA de CV
                              Series V ORD(1)                           420,000
                   27,800  Wal-Mart Stores, Inc.                      1,450,813
                                                                   ------------
                                                                      4,455,696
                                                                   ------------
DRUGS -- 6.4%
                    1,600  Allergan, Inc.                               148,500
                   17,000  American Home Products Corp.               1,022,125
                    2,500  AmeriSource Health Corp.(1)                  123,125
                   17,200  Amgen Inc.(1)                              1,094,349
                   13,200  Aventis SA ORD                             1,037,127
                    7,800  Bristol-Myers Squibb Co.                     540,638
                    4,800  Celgene Corp.(1)                             273,750

Shares                                                                Value
--------------------------------------------------------------------------------

                    3,000  Egis Gyogszergyar Rt. ORD               $    104,197
                    7,000  Eisai Company, Ltd. ORD                      240,637
                    8,200  Elan Corp., plc ADR(1)                       442,288
                    4,300  Enzon, Inc.(1)                               239,322
                    1,200  Forest Laboratories, Inc. Cl A(1)            162,600
                    4,300  Genentech, Inc.(1)                           292,669
                    2,200  Genzyme Corp.(1)                             193,188
                    4,900  IVAX Corp.(1)                                201,243
                    2,287  King Pharmaceuticals, Inc.(1)                111,491
                    4,000  Lilly (Eli) & Co.                            374,750
                   11,000  Merck & Co., Inc.                          1,019,563
                    1,475  Novartis AG ORD                            2,400,785
                    4,877  Novo Nordisk A/S Cl B ORD                    946,083
                    4,877  Novozymes A/S ORD(1)                          90,049
                   91,500  Pfizer, Inc.                               4,054,593
                   18,300  Pharmacia Corp.                            1,116,299
                   36,121  Pliva D.D. GDR                               409,973
                   29,400  Protein Design Labs, Inc.(1)               2,270,230
                    6,100  QLT PhotoTherapeutics Inc.(1)                268,019
                    4,750  Richter Gedeon Rt. ORD                       220,518
                    6,196  Sanofi-Synthelabo S.A. ORD                   378,009
                    8,000  Schering AG ORD                              437,030
                    8,300  Schering-Plough Corp.                        465,319
                   14,200  Shire Pharmaceuticals Group
                              PLC ADR(1)                                648,319
                   12,400  Serono SA ADR(1)                             265,050
                    8,000  Takeda Chemical Industries, Ltd.
                              ORD                                       496,472
                    1,900  Teva Pharmaceutical Industries
                              Ltd. ADR                                  125,044
                   22,200  Titan Pharmaceuticals, Inc.(1)               799,200
                                                                   ------------
                                                                     23,012,554
                                                                   ------------
ELECTRICAL EQUIPMENT -- 4.1%
                   39,800  Aeroflex Inc.(1)                             827,093
                    4,844  Alcatel Alsthom Compagnie
                              Generale ORD                              240,642
                    2,600  Amphenol Corp. Cl A(1)                       138,775
                    5,400  Anaren Microwave, Inc.(1)                    205,031
                   27,300  Artesyn Technologies Inc.(1)                 936,730
                   12,000  Canon, Inc. ORD                              472,227
                   10,900  Celestica Inc.(1)                            568,163
                   74,700  Cisco Systems Inc.(1)                      3,573,927
                    4,800  Comverse Technology, Inc.(1)                 413,850
                    3,500  Corning Inc.                                 204,750
                   15,900  DDi Corp.(1)                                 348,806
                   19,500  Ericsson (L.M.) Telephone Co.
                              ADR                                       222,422
                    8,700  Finisar Corporation(1)                       202,547
                    5,500  Flextronics International Ltd.
                              ADR(1)                                    137,672
                   34,000  Hitachi Ltd. ORD                             325,113
                   16,020  JDS Uniphase Corp.(1)                        804,004
                    3,800  Juniper Networks, Inc.(1)                    473,694
                    4,800  KEMET Corp.(1)                                84,000
                      500  Keyence Corp. ORD                            131,853
                    7,800  Litton Industries, Inc.(1)                   471,413


See Notes to Financial Statements               www.americancentury.com      39


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                   39,100  Motorola, Inc.                          $    784,444
                    9,900  Nokia Corp. Cl A ADR                         423,225
                   11,200  Nortel Networks Corp.                        422,800
                    3,350  Orbotech Ltd.(1)                             149,180
                   16,485  Philips Electronics N.V.  New York
                              Shares                                    540,914
                   16,900  POWER-ONE INC.(1)                            714,025
                    1,100  Scientific-Atlanta, Inc.                      44,413
                    2,100  Solectron Corp.(1)                            59,850
                    1,400  Sony Corp. ORD                               105,880
                    6,600  Technitrol, Inc.                             247,500
                    5,800  Tektronix, Inc.                              137,388
                   15,466  Unisystems Information Systems
                              S.A. ORD                                  142,302
                    5,800  Vicor Corp.(1)                               181,431
                    4,300  Vishay Intertechnology, Inc.(1)               81,163
                                                                   ------------
                                                                     14,817,227
                                                                   ------------
ELECTRICAL UTILITIES -- 1.7%
                    2,700  ALLETE                                        61,763
                   51,000  Calpine Corp.(1)                           1,810,499
               27,337,000  Companhia de Transmissao de
                              Energia Eletrica Paulista ORD(1)           84,624
                8,947,000  Empresa Paulista de Transmissao
                              de Energia SA ORD                          57,701
                    2,900  Exelon Corp.                                 192,125
                   22,000  FPL Group, Inc.                            1,457,500
                    9,000  PG&E Corp.                                   246,938
                    4,200  Public Service Enterprise Group
                              Inc.                                      179,550
                    7,500  Reliant Energy, Inc.                         294,375
                    5,500  Southern Co.                                 173,594
                   12,700  Unified Energy Systems ADR                   101,600
                    9,700  Utilicorp United Inc.                        286,150
                   46,900  Wisconsin Energy Corp.                       999,556
                                                                   ------------
                                                                      5,945,975
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 4.2%
                   12,800  Amerada Hess Corp.                           784,000
                   17,200  Apache Corp.                                 898,700
                   20,100  BP Amoco Plc ADR                             953,494
                    7,600  Burlington Resources, Inc.                   310,175
                   26,900  Chevron Corp.                              2,202,437
                   29,200  EOG Resources Inc.                         1,239,175
                   36,816  Exxon Mobil Corp.                          3,239,807
                   10,200  Kerr-McGee Corp.                             620,288
                   11,800  Mitchell Energy & Development
                              Corp.                                     550,175
                    6,700  Newfield Exploration Company(1)              244,550
                   14,900  Occidental Petroleum Corp.                   322,213
                    4,200  Ocean Energy, Inc.(1)                         54,600
                    6,300  PetroChina Co. Ltd. ADR                      107,888
                   61,000  Royal Dutch Petroleum Co. New
                              York Shares                             3,640,937
                   13,000  Surgutneftegaz ADR(1)                        123,663
                                                                   ------------
                                                                     15,292,102
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
                  136,800  Corporacion Interamericana de
                              Entretenimiento S.A. Cl B ORD(1)     $    557,924
                   23,900  Disney (Walt) Co.(1)                         691,606
                                                                   ------------
                                                                      1,249,530
                                                                   ------------
FINANCIAL SERVICES -- 5.3%
                   13,500  Ambac Financial Group, Inc.                1,031,063
                   22,900  American Express Co.                       1,258,069
                    3,500  AmeriCredit Corp.(1)                          72,844
                   20,965  Bank Pekao S.A. ORD(1)                       266,356
                      700  Credit Suisse Group ORD                      122,392
                   15,900  Fannie Mae                                 1,256,100
                   15,300  Federal Home Loan Mortgage
                              Corporation                               924,694
                   94,700  General Electric Co. (U.S.)                4,693,568
                   16,000  Hellenic Exchanges S.A. ORD(1)               151,720
                   13,339  ING Groep N.V. ORD                           962,368
                      182  Julius Baer Holding AG ORD                   835,258
                    9,251  Kookmin Credit Card Company
                              Ltd. ORD(1)                               181,519
                    4,137  Marschollek Lautenschlaeger und
                              Partner AG ORD                            414,464
                    7,200  Marsh & McLennan Companies,
                              Inc.                                      828,900
                    8,000  MBIA Inc.                                    551,000
                    3,500  Metris Companies Inc.                         84,656
                   32,700  MGIC Investment Corp.                      2,060,100
                    1,000  Orix Corp. ORD                                94,898
                    4,500  Providian Financial Corp.                    405,000
                   21,700  Skandia Forsakrings AB ORD                   331,314
                   45,200  USA Education Inc.                         2,615,949
                                                                   ------------
                                                                     19,142,232
                                                                   ------------
FOOD & BEVERAGE -- 2.8%
                   51,469  Archer-Daniels-Midland Co.                   656,230
                    5,700  Cia de Bebidas das Americas
                              ADR                                       120,413
                   46,902  Diageo plc ORD                               489,269
                   65,000  Fomento Economico Mexica
                              UBD ORD                                   223,782
                   11,100  General Mills, Inc.                          456,488
                  148,400  Grupo Modelo S.A. de C.V.
                              Series C ORD                              359,996
                   17,500  Heineken NV ORD                              946,394
                    4,500  Hershey Foods Corp.                          284,625
                    4,800  Hormel Foods Corp.                            90,000
                   12,300  IBP, Inc.                                    275,981
                    5,000  Koninklijke Numico NV ORD                    258,850
                      628  Nestle S.A. ORD                            1,368,452
                   43,000  PepsiCo, Inc.                              1,951,124
                    8,900  Quaker Oats Co. (The)                        773,744
                   11,200  Reckitt Benckiser PLC ORD(1)                 143,012
                    5,400  Suiza Foods Corp.(1)                         233,213
                   84,300  Tyson Foods, Inc. Cl A                     1,180,200
                                                                   ------------
                                                                      9,811,773
                                                                   ------------


40      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.3%
                   11,827  International Paper Co.                 $    400,639
                   26,300  Sappi Limited ORD                            167,981
                    7,200  Westvaco Corp.                               198,450
                    4,800  Weyerhaeuser Co.                             210,000
                                                                   ------------
                                                                        977,070
                                                                   ------------
GAS & WATER UTILITIES -- 1.3%
                   44,100  AGL Resources Inc.                           992,250
                  190,649  Centrica plc ORD                             652,065
                4,000,000  Cia Energetica de Minas Gerais
                              ORD                                        50,986
                  150,100  Czeske Energeticke Zavody a.s.
                              ORD(1)                                    309,709
                    3,000  Enersis S.A. ADR(1)                           51,750
                    1,300  Equitable Resources Inc.                      72,475
                    6,300  Kinder Morgan, Inc.                          261,056
                    4,992  Scottish & Southern Energy PLC
                              ORD                                        46,064
                2,912,000  Shandong International Power &
                              Development Company Ltd.
                              ORD                                       433,078
                    5,200  Suez Lyonnaise des Eaux ORD                  882,392
                   34,600  WGL Holdings Inc.                            957,988
                                                                   ------------
                                                                      4,709,813
                                                                   ------------
GROCERY STORES -- 0.4%
                   18,600  Albertson's Inc.                             475,463
                   14,400  Koninklijke Ahold NV ORD                     462,354
                    5,900  Safeway Inc.(1)                              347,731
                                                                   ------------
                                                                      1,285,548
                                                                   ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
                    4,171  ABB Ltd. ORD                                 380,913
                   31,300  Cooper Industries, Inc.                    1,277,430
                    5,400  Dover Corp.                                  221,063
                   13,100  Emerson Electric Co.                         954,663
                                                                   ------------
                                                                      2,834,069
                                                                   ------------
HEAVY MACHINERY -- 0.4%
                    4,800  Atlas Copco AB Cl A ORD                       98,194
                    2,374  Atlas Copco AB Cl B ORD(1)                    50,579
                   24,700  Deere & Co.                                1,004,981
                   41,000  Samsung Heavy Industries ORD(1)              150,440
                                                                   ------------
                                                                      1,304,194
                                                                   ------------
HOME PRODUCTS -- 0.7%
                    4,000  Avon Products, Inc.                          166,500
                   18,300  Clorox Company                               817,781
                    5,000  Colgate-Palmolive Co.                        293,750
                    2,300  Fortune Brands, Inc.                          66,413
                    2,000  KAO Corp. ORD                                 61,516
                   33,100  Newell Co.                                   643,381
                    6,900  Ralston Purina Co.                           181,556
                   10,100  Tupperware Corp.                             184,325
                                                                   ------------
                                                                      2,415,222
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.4%
                   11,252  Assa Abloy AB Cl B ORD                  $    200,989
                    6,013  Illinois Tool Works Inc.                     338,607
                   15,300  Maillis ORD                                  144,299
                    1,600  United Technologies Corp.                    113,300
                   17,300  York International Corp.                     451,962
                                                                   ------------
                                                                      1,249,157
                                                                   ------------
INDUSTRIAL SERVICES -- 0.4%
                      675  Adecco SA ORD                                421,363
                   32,200  Capita Group plc ORD                         197,319
                    5,482  Hagemeyer N.V. ORD                           119,828
                   34,900  Hays plc ORD                                 174,076
                    6,200  ISS International Service System
                              A/S ORD(1)                                384,004
                    4,400  Robert Half International Inc.(1)            131,450
                   10,550  Securitas AB Cl B ORD                        170,552
                                                                   ------------
                                                                      1,598,592
                                                                   ------------
INFORMATION SERVICES -- 1.6%
                    1,397  Altran Technologies SA ORD                   267,862
                    2,800  Applera Corp.-Applied
                              Biosystems Group                          231,350
                    9,900  Automatic Data Processing, Inc.              653,400
                   12,900  CMG plc ORD                                  161,777
                1,580,000  Companhia de Saneamento
                              Basico do Estado de Sao Paulo
                              ORD                                       121,996
                   24,000  Computer Sciences Corp.(1)                 1,636,500
                   31,040  Datacraft Asia Limited ORD                   189,344
                    6,200  Electronic Data Systems Corp.                328,213
                    4,300  First Data Corp.                             220,106
                    3,000  Interpublic Group of Companies,
                              Inc.                                      117,188
                    1,500  Itochu Techno-Science
                              Corporation ORD                           339,244
                    9,400  Logica plc ORD                               187,677
                   30,300  Misys plc ORD                                214,607
                    3,700  Omnicom Group Inc.                           290,913
                   46,300  Rentokil Initial plc ORD                     128,005
                    2,200  StorageNetworks, Inc.(1)                      64,625
                    2,600  SunGard Data Systems Inc.(1)                 127,563
                    8,800  TMP Worldwide Inc.(1)                        516,175
                                                                   ------------
                                                                      5,796,545
                                                                   ------------
INTERNET -- 0.4%
                   23,600  America Online, Inc.(1)                      958,396
                    2,900  BroadVision, Inc.(1)                          65,703
                      900  Digital Island(1)                              3,825
                   12,000  EXE Technologies Inc.(1)                     185,625
                    2,200  VeriSign, Inc.(1)                            190,644
                                                                   ------------
                                                                      1,404,193
                                                                   ------------
LEISURE -- 0.2%
                    2,000  Brunswick Corp.                               34,375
                   17,100  GTECH Holdings Corp.(1)                      324,900
                    4,000  International Game Technology(1)             178,500
                                                                   ------------
                                                                        537,775
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      41


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.8%
                    7,100  Aflac Inc.                              $    499,663
                    4,300  American General Corp.                       322,231
                    3,100  CIGNA Corp.                                  408,425
                   10,500  Lincoln National Corp.                       474,469
                   13,700  Mediolanum SpA ORD                           164,775
                   28,400  Torchmark Corp.                            1,079,200
                                                                   ------------
                                                                      2,948,763
                                                                   ------------
MEDIA -- 1.4%
                   25,900  Charter Communications, Inc.(1)              511,525
                   12,100  Comcast Corp. Cl A(1)                        465,472
                    3,600  Cox Communications, Inc. Cl A(1)             143,325
                        8  Fuji Television Network, Inc. ORD             70,852
                   12,900  Infinity Broadcasting Corp. Cl A(1)          390,225
                    5,047  Modern Times Group MTG AB
                              Cl B ORD(1)                               139,509
                   27,700  Mondadori (Arnoldo) Editore SpA
                              ORD                                       279,081
                   16,463  Pearson plc ORD                              370,221
                    4,000  Prosieben SAT.1 Media AG
                              ORD(1)                                    117,659
                   69,000  Reed International PLC ORD                   621,458
                    8,000  Societe Television Francaise 1
                              ORD                                       351,409
                    1,200  Time Warner Inc.                              74,400
                   20,189  Viacom, Inc. Cl B(1)                       1,032,162
                   26,600  WPP Group plc ORD                            290,373
                                                                   ------------
                                                                      4,857,671
                                                                   ------------
MEDICAL PRODUCTS & SUPPLIES -- 1.7%
                   19,200  Abbott Laboratories                        1,057,200
                    9,100  Bard (C.R.), Inc.                            448,175
                    1,700  Beckman Coulter Inc.                         130,263
                   47,700  Becton Dickinson & Co.                     1,621,799
                    2,800  Guidant Corp.(1)                             151,025
                    2,000  Hoya Corp. ORD                               166,456
                    9,600  Johnson & Johnson                            960,000
                   25,300  Medtronic, Inc.                            1,347,225
                    2,500  Varian Medical Systems, Inc.(1)              147,188
                                                                   ------------
                                                                      6,029,331
                                                                   ------------
MEDICAL PROVIDERS & SERVICES -- 2.3%
                   13,100  Apria Healthcare Group Inc.(1)               307,031
                   33,800  Coventry Health Care Inc.(1)                 714,025
                   27,900  First Health Group Corp.(1)                1,312,171
                   10,600  HCA-The Healthcare Co.                       439,238
                   84,100  HEALTHSOUTH Corp.(1)                       1,172,144
                    4,700  Laboratory Corporation of
                              America Holdings(1)                       667,694
                    5,300  Lincare Holdings Inc.(1)                     233,697
                   61,000  Oxford Health Plans, Inc.(1)               2,476,218
                   16,100  Sunrise Assisted Living, Inc.(1)             431,178
                    5,000  Wellpoint Health Networks Inc.(1)            539,063
                                                                   ------------
                                                                      8,292,459
                                                                   ------------

Shares                                                                Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.9%
                    2,100  Alcan Aluminium Ltd.                    $     63,788
                   18,200  Alcoa Inc.                                   513,012
                3,817,000  Angang New Steel Co. Ltd. Cl H
                              ORD(1)                                    322,985
                    4,800  Anglo American Platinum Corp.
                              Limited ORD                               193,239
                   37,200  Antofagasta Holdings plc ORD                 204,633
                2,564,700  Caemi Mineracao e Metalurgica
                              ORD                                       278,913
                6,848,000  Companhia Siderurgica Nacional
                              ORD                                       178,387
                    8,100  Impala Platinum Holdings Limited
                              ORD                                       380,648
                   57,100  KGHM Polska Miedz S.A. ORD(1)                319,449
                  181,000  Siderca S.A.I.C. ORD                         362,069
                    1,700  Stillwater Mining Co.(1)                      57,273
                   37,300  Tubos de Acero de Mexico, SA
                              ADR                                       505,415
                                                                   ------------
                                                                      3,379,811
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.9%
                2,082,000  Brisa Bridgestone Sabanci Lastik
                              San. Ve Tic A.S. ORD                       83,859
                2,514,000  Denway Motors Ltd. ORD(1)                    402,895
                   16,000  Empresa Bras de Aeronautica
                              ADR                                       441,000
                   27,245  Ford Motor Co.                               619,824
                   31,400  Hyundai Motor Co. Ltd. ORD                   335,829
                    1,300  Johnson Controls, Inc.                        71,663
                    8,501  North American Bus Industries
                              Rt. ORD(1)                                140,360
                   32,655  Raba Rt. ORD(1)                              258,306
                   28,300  Superior Industries International,
                              Inc.                                      963,968
                      950  Visteon Corp.                                 14,131
                                                                   ------------
                                                                      3,331,835
                                                                   ------------
MULTI-INDUSTRY -- 1.0%
                   23,208  Compagnie Financiere Richemont
                              AG Depositary Receipts ORD                637,247
                   80,600  Hutchison Whampoa Limited ORD                963,608
                   31,939  Tyco International Ltd.                    1,684,782
                    4,190  Vivendi ORD                                  259,277
                                                                   ------------
                                                                      3,544,914
                                                                   ------------
OIL REFINING -- 0.2%
                    3,400  Total FinaElf SA Cl B ORD                    486,866
                    6,700  Valero Energy Corp.                          210,631
                                                                   ------------
                                                                        697,497
                                                                   ------------
OIL SERVICES -- 1.6%
                    1,300  BJ Services Co.(1)                            69,225
                  820,000  China Petroleum & Chemical
                              Corp. ORD(1)                              144,029
                   10,300  Diamond Offshore Drilling, Inc.              310,931
                    6,300  Ensco International Inc.                     153,169
                   34,200  Global Marine Inc.(1)                        750,263


42      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------

                    5,900  Gulf Indonesia Resources Ltd.(1)        $     47,938
                    6,100  Lukoil Holding ADR                           219,600
                   16,100  MOL Magyar Olaj-es Gazipari
                              Rt. ORD                                   211,814
                   27,700  Nabors Industries, Inc.(1)                 1,217,137
                      600  Noble Drilling Corp.(1)                       17,288
                   12,300  Patterson Energy, Inc.(1)                    286,744
                   38,600  R&B Falcon Corp.(1)                          733,400
                    1,900  Smith International, Inc.(1)                 110,319
                   22,900  Tidewater Inc.                               927,450
                  247,800  Yukos Oil Co. ORD                            434,889
                                                                   ------------
                                                                      5,634,196
                                                                   ------------
PROPERTY & CASUALTY INSURANCE -- 3.3%
                   15,800  Ace, Ltd.                                    624,100
                   52,550  Alleanza Assicurazioni ORD                   823,941
                    8,200  Allstate Corp.                               313,650
                   26,075  American International Group, Inc.         2,527,644
                    9,300  Assicurazioni Generali ORD                   340,022
                    6,668  Axa ORD                                      935,651
                   18,000  Chubb Corp. (The)                          1,467,000
                    1,900  Ergo Versicherungsgruppe AG
                              ORD(1)                                    265,117
                   15,800  Everest Reinsurance Holdings, Inc.           950,963
                    9,072  Fortis (B) ORD                               267,721
                      800  Gallagher (Arthur J.) & Co.                   47,200
                   58,900  Horace Mann Educators Corp.                  971,850
                      592  Muenchener Rueckversicher
                              ORD(1)                                    192,813
                    3,500  Old Republic International Corp.              91,219
                    5,700  PartnerRe Ltd.                               300,675
                    3,000  Progressive Corp. (Ohio)                     280,688
                    3,400  Radian Group Inc.                            221,000
                    4,100  Renaissancere Holdings Ltd.                  297,250
                   32,300  Royal & Sun Alliance Insurance
                              Group plc ORD                             248,106
                   18,800  Sun Life Financial Services of
                              Canada Inc. ORD                           401,447
                      424  Zurich Financial Services AG
                              ORD(1)                                    229,388
                                                                   ------------
                                                                     11,797,445
                                                                   ------------
PUBLISHING -- 0.4%
                   13,100  Banta Corp.                                  299,662
                    2,300  Deluxe Corp.                                  53,619
                    3,900  Dow Jones & Co., Inc.                        220,594
                    1,100  McGraw-Hill Companies, Inc. (The)             58,438
                    1,600  Reader's Digest Association, Inc.
                              (The)                                      60,900
                   15,900  VNU N.V. ORD                                 695,653
                                                                   ------------
                                                                      1,388,866
                                                                   ------------
RAILROADS -- 0.3%
                   25,200  Union Pacific Corp.                        1,171,800
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
                   20,000  City Developments Limited ORD                 91,256

Shares                                                                Value
--------------------------------------------------------------------------------

                   74,000  Corporacion GEO, S.A. de C.V.
                              Series B ORD(1)                      $     79,958
                  100,000  Capitaland Ltd. ORD                          159,699
                                                                   ------------
                                                                        330,913
                                                                   ------------
RESTAURANTS -- 0.3%
                    5,700  Brinker International, Inc.(1)               232,988
                    6,500  Jack in the Box Inc.(1)                      175,500
                   24,000  Wendy's International, Inc.                  645,000
                                                                   ------------
                                                                      1,053,488
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
                   25,600  Amvescap Plc ORD                             401,308
                    3,300  Lehman Brothers Holdings Inc.                163,556
                    4,000  Merrill Lynch & Co., Inc.                    231,500
                   11,300  Morgan Stanley Dean Witter & Co.             716,138
                    6,000  Nomura Securities Co., Ltd. ORD              126,470
                                                                   ------------
                                                                      1,638,972
                                                                   ------------
SEMICONDUCTOR -- 1.6%
                    4,600  Analog Devices, Inc.(1)                      228,275
                    3,300  Applied Materials, Inc.(1)                   133,547
                    6,400  Applied Micro Circuits Corp.(1)              310,200
                    9,100  Atmel Corp.(1)                                88,014
                    2,200  Cirrus Logic, Inc.(1)                         52,044
                  105,000  Compal Electronics Inc. ORD                  163,715
                   24,000  Compeq Manufacturing Co. ORD(1)              104,995
                    4,300  Cypress Semiconductor Corp.(1)                90,838
                    5,300  GlobeSpan, Inc.(1)                           165,625
                   94,700  Grupo Elektra S.A. ORD(1)                     93,296
                    4,800  Integrated Device Technology,
                              Inc.(1)                                   142,650
                   44,100  Intel Corp.                                1,679,933
                    2,500  International Rectifier Corp.(1)              75,625
                    5,500  Linear Technology Corp.                      260,391
                   32,000  Macronix International Co. Ltd.
                              ORD(1)                                     51,832
                    3,200  Maxim Integrated Products, Inc.(1)           163,100
                    4,900  NVIDIA Corp.(1)                              198,450
                      711  Samsung Electronics ORD                       94,761
                    9,300  Sawtek Inc.(1)                               477,788
                    5,300  SDL, Inc.(1)                                 963,274
                    5,700  Silicon Storage Technology Inc.(1)            68,578
                    4,900  STMicroelectronics N.V. New
                              York Shares                               199,675
                                                                   ------------
                                                                      5,806,606
                                                                   ------------
SPECIALTY STORES -- 0.4%
                    2,300  Best Buy Co., Inc.(1)                         59,225
                   24,260  Folli-Follie Abee ORD                        456,676
                    6,400  Home Depot, Inc.                             250,800
                    2,900  Insight Enterprises, Inc.(1)                  63,709
                  117,576  President Chain Store Corp. ORD              316,811
                  168,700  Profurn Limited ORD                           60,950
                    2,300  Tiffany & Co.                                 78,631
                    6,600  Zale Corp.(1)                                158,400
                                                                   ------------
                                                                      1,445,202
                                                                   ------------


See Notes to Financial Statements               www.americancentury.com      43


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Shares                                                                Value
--------------------------------------------------------------------------------
TELEPHONE -- 3.8%
                   39,800  AT&T Corp.                              $    781,075
                   30,100  BellSouth Corp.                            1,258,556
                   18,148  Cable & Wireless plc ORD                     225,523
                    4,100  Dycom Industries, Inc.(1)                    153,238
                   44,448  Energis plc ORD(1)                           284,726
                    6,500  Korea Telecom ADR                            177,125
                   94,800  McLeodUSA Inc. Cl A(1)                     1,282,763
                   40,400  Orascom Telecom Holding S.A.E
                              GDR ORD(1)                                306,030
                    4,100  Qwest Communications
                              International Inc.(1)                     154,775
                   27,000  SBC Communications Inc.                    1,483,313
                    4,540  Sonera Group Oyj ORD                          87,011
                  122,200  Sprint Corp.                               2,810,599
                   15,200  Telecom Italia SpA ORD                       176,193
                   23,021  Telefonica S.A. ORD(1)                       362,154
                    7,700  Telefonos de Mexico, S.A. Cl L
                              ADR                                       360,938
                   14,257  Telekomunikacja Polska S.A. ORD               77,219
                   60,344  Verizon Communications                     3,390,578
                    7,000  WorldCom, Inc.(1)                            104,781
                                                                   ------------
                                                                     13,476,597
                                                                   ------------
THRIFTS -- 0.3%
                   20,800  Dime Bancorp, Inc.                           517,400
                   11,800  Golden West Financial Corp. (Del.)           691,038
                                                                   ------------
                                                                      1,208,438
                                                                   ------------
TOBACCO -- 0.3%
                    3,300  Universal Corp.                              104,363
                   41,100  UST Inc.                                     976,125
                                                                   ------------
                                                                      1,080,488
                                                                   ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                    2,200  FedEx Corporation(1)                         105,424
                   15,900  Trico Marine Services, Inc.(1)               217,631
                    9,200  UTI Worldwide Inc.(1)                        150,938
                                                                   ------------
                                                                        473,993
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 1.3%
                   91,000  China Telecom (Hong Kong) Ltd.
                              ORD(1)                                    497,013
                  117,500  Eastern Communications Co., Ltd.
                              Cl B ORD                                  116,795
                    3,700  Netia Holdings S.A. ADR(1)                    48,331
                    2,500  Nextel Communications, Inc.(1)                77,578
                       47  NTT DoCoMo, Inc.                           1,203,275
                   22,600  QUALCOMM Inc.(1)                           1,814,356
                    4,600  SK Telecom Co. Ltd. ADR                       98,038
                    7,700  Sprint PCS(1)                                174,694
                   11,900  Cesky Telecom a.s. ORD(1)                    114,245
                   95,254  Vodafone Group plc ORD                       327,488
                                                                   ------------
                                                                      4,471,813
                                                                   ------------
TOTAL COMMON STOCKS                                                 258,841,539
                                                                   ------------
   (Cost $242,508,751)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 7.9%
AIRLINES -- 0.2%
               $  500,000  Atlas Air, Inc., 10.75%, 8/1/05         $    515,000
                  150,000  United Air Lines, 9.00%,
                              12/15/03                                  152,418
                                                                   ------------
                                                                        667,418
                                                                   ------------
BANKS -- 0.3%
                  300,000  Bank of America N.A., VRN,
                              6.78%, 2/5/01, resets quarterly
                              off the 3-month LIBOR plus
                              0.02% with no caps                        300,134
                  300,000  CitiCorp Inc., 7.125%, 5/15/06               303,299
                  600,000  CitiCorp Inc., 7.25%, 10/1/10                596,728
                                                                   ------------
                                                                      1,200,161
                                                                   ------------
CHEMICALS -- 0.1%
                  500,000  Huntsman ICI Chemicals,
                              11.80%, 12/31/09(3)                       137,500
                  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99-2/1/00, Cost
                              $440,625)(4)                              277,500
                                                                   ------------
                                                                        415,000
                                                                   ------------
DEFENSE/AEROSPACE -- 0.1%
                  500,000  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                           497,520
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.2%
                  350,000  Anixter International Inc., 8.00%,
                              9/15/03                                   349,679
                  500,000  Flextronics International Ltd.,
                              9.875%, 7/1/10 (Acquired
                              10/5/00, Cost $513,750)(4)                480,000
                                                                   ------------
                                                                        829,679
                                                                   ------------
ELECTRICAL UTILITIES(2)
                  150,000  Cilcorp, Inc., 8.70%, 10/15/09               156,269
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                  250,000  Belco Oil & Gas Corp., 8.875%,
                              9/15/07                                   233,750
                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            252,500
                  600,000  Duke Energy Field Services,
                              7.875%, 8/16/10                           620,876
                  600,000  EL Paso Energy Corporation
                              MTN, 8.05%, 10/15/30                      612,111
                  500,000  EOG Resources Inc., 6.70%,
                              11/15/06                                  490,764
                  500,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                  457,574
                                                                   ------------
                                                                      2,667,575
                                                                   ------------
ENTERTAINMENT -- 0.1%
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                   495,000
                                                                   ------------


44      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.1%
               $  500,000  Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09             $    430,000
                                                                   ------------
FINANCIAL SERVICES -- 0.5%
                  600,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                   576,462
                  700,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                   705,850
                  400,000  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps             399,352
                                                                   ------------
                                                                      1,681,664
                                                                   ------------
FOOD & BEVERAGE -- 0.1%
                  400,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 3/3/99-6/9/00,
                              Cost $372,710)(4)                         381,113
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.6%
                  300,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                    294,729
                  150,000  Fort James Corp., 6.625%,
                              9/15/04                                   138,282
                  750,000  Repap New Brunswick, 10.625%,
                              4/15/05                                   777,187
                  500,000  Riverwood International, 10.875%,
                              4/1/08                                    442,500
                  500,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                   511,250
                                                                   ------------
                                                                      2,163,948
                                                                   ------------
GAS & WATER UTILITIES -- 0.2%
                  600,000  KeySpan Corporation, 7.25%,
                              11/15/05                                  610,064
                                                                   ------------
GROCERY STORES -- 0.1%
                  500,000  Kroger Co., 7.65%, 4/15/07                   507,085
                                                                   ------------
HOTELS -- 0.5%
                  500,000  Anchor Gaming, 9.875%,
                              10/15/08 (Acquired
                              10/12/00, Cost $496,608)(4)               508,750
                  750,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                    768,750
                  600,000  MGM Mirage, 8.50%, 3/15/10                   602,748
                                                                   ------------
                                                                      1,880,248
                                                                   ------------
INDUSTRIAL PARTS -- 0.1%
                  500,000  Graham Packaging Co., Series B,
                              12.915%, 1/15/03(5)                       207,500
                                                                   ------------

INFORMATION SERVICES(2)
                  150,000  KPNQwest B.V., 8.125%, 6/1/09                129,750
                                                                   ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
INTERNET -- 0.2%
               $  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                     $    400,000
                  500,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                   152,500
                                                                   ------------
                                                                        552,500
                                                                   ------------
LEISURE -- 0.2%
                  500,000  Imax Corp., 7.875%, 12/1/05                  292,500
                  500,000  Station Casinos Inc., 9.75%,
                              4/15/07                                   503,125
                                                                   ------------
                                                                        795,625
                                                                   ------------
LIFE & HEALTH INSURANCE -- 0.1%
                  500,000  UnitedHealth Group Incorporated,
                              7.50%, 11/15/05                           504,049
                                                                   ------------
MEDIA -- 0.5%
                  500,000  Adelphia Communications,
                              9.25%, 10/1/02                            460,000
                  250,000  AMFM Inc., 8.00%, 11/1/08                    246,250
                  200,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                   187,630
                  500,000  Charter Communications Holdings
                              LLC, 8.625%, 4/1/09
                              (Acquired 3/12/99, Cost
                              $498,475)(4)                              427,500
                  600,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                           598,138
                                                                   ------------
                                                                      1,919,518
                                                                   ------------
MOTOR VEHICLES & PARTS -- 0.1%
                  515,000  Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/15/00-2/25/00, Cost
                              $488,088)(4)                              388,825
                                                                   ------------
MULTI-INDUSTRY -- 0.2%
                  600,000  Tyco International Group SA,
                              6.875%, 9/5/02                            599,531
                                                                   ------------
OIL REFINING -- 0.1%
                  200,000  USX Corp., 6.65%, 2/1/06                     196,701
                                                                   ------------
PROPERTY & CASUALTY INSURANCE(2)
                  250,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                            71,250
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                  400,000  EOP Operating LP, 6.75%,
                              2/15/08                                   378,717
                  275,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                  273,681
                                                                   ------------
                                                                        652,398
                                                                   ------------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                  750,000  AXA Financial Inc., 7.75%,
                              8/1/10                                    770,676
                  300,000  Goldman Sachs Group LP, VRN,
                              6.94%, 1/25/01, resets
                              quarterly off the 3-month
                              LIBOR plus 0.18% with no caps             300,076


See Notes to Financial Statements               www.americancentury.com      45


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  500,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                       $    514,939
                1,200,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                 1,209,054
                                                                   ------------
                                                                      2,794,745
                                                                   ------------
SEMICONDUCTOR -- 0.1%
                  250,000  Amkor Technology Inc., 9.25%,
                              5/1/06                                    233,750
                                                                   ------------
TELEPHONE -- 0.8%
                  500,000  Caprock Communications Corp.,
                              12.00%, 7/15/08                           472,500
                  500,000  Covad Communications Group
                              Inc., 12.50%, 2/15/09                     142,500
                  250,000  Global Crossing Holdings Ltd.,
                              9.625%, 5/15/08                           213,750
                  150,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                  136,781
                  500,000  NTL Inc., 9.174%, 2/1/01(5)                  422,500
                  500,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $499,515)(4)                500,003
                  500,000  RCN Corp., 10.076%,
                              10/15/02(5)                               192,500
                  500,000  Viatel, Inc., 11.25%, 4/15/08                172,500
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                    365,000
                                                                   ------------
                                                                      2,618,034
                                                                   ------------
THRIFTS -- 0.1%
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                   342,500
                                                                   ------------
WIRELESS TELECOMMUNICATIONS -- 0.4%
                  250,000  AT&T Canada Inc., 8.57%,
                              6/15/03(5)                                205,414
                  250,000  Crown Castle International Corp.,
                              9.00%, 5/15/11                            235,000
                  500,000  Microcell Telecommunications Inc.,
                              10.216%, 12/1/01(5)                       477,500
                  250,000  Nextel Communications, Inc.,
                              9.375%, 11/15/09                          215,625
                  500,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                   461,250
                                                                   ------------
                                                                      1,594,789
                                                                   ------------
TOTAL CORPORATE BONDS                                                28,184,209
                                                                   ------------
   (Cost $30,449,048)

MORTGAGE-BACKED SECURITIES(6) -- 5.3%
                3,437,522  FHLMC Pool #C01025, 8.00%,
                              7/1/30                                  3,511,711
                  284,038  FHLMC Pool #C30257, 7.00%,
                              8/1/29                                    281,825
                3,081,543  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                  3,054,940
                  419,397  FHLMC Pool #E00724, 7.00%,
                              6/1/14                                    420,964

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $    60,355  FHLMC Pool #E68523, 6.50%,
                              12/1/12                              $     59,767
                   54,778  FNMA Pool #250576, 7.00%,
                              6/1/26                                     54,487
                  716,629  FNMA Pool #252645, 6.50%,
                              8/1/29                                    696,928
                1,023,216  FNMA Pool #252923, 6.50%,
                              12/1/29                                   995,087
                  980,926  FNMA Pool #253112, 7.00%,
                              3/1/30                                    972,228
                  769,649  FNMA Pool #323980, 6.00%,
                              4/1/14                                    750,100
                  392,667  FNMA Pool #373510, 7.50%,
                              3/1/27                                    396,208
                  182,020  FNMA Pool #377181, 6.50%,
                              4/1/12                                    180,409
                  322,226  FNMA Pool #412562, 6.50%,
                              1/1/28                                    313,619
                  200,823  FNMA Pool #482459, 7.00%,
                              4/13/08                                   199,189
                  939,209  FNMA Pool #492315, 6.50%,
                              4/1/29                                    913,389
                1,472,699  FNMA Pool #498034, 6.00%,
                              5/1/29                                  1,400,055
                1,172,235  FNMA Pool #527077, 7.50%,
                              6/1/15                                  1,189,955
                  397,685  FNMA Pool #537234, 7.00%,
                              5/1/30                                    394,004
                  979,066  FNMA Pool #546716, 8.00%,
                              7/1/30                                    998,973
                  150,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                   147,679
                   92,783  GNMA Pool #372335, 7.50%,
                              4/15/26                                    93,970
                   20,009  GNMA Pool #392995, 8.75%,
                              3/15/25                                    20,586
                   12,359  GNMA Pool #397233, 9.50%,
                              2/20/25                                    12,903
                  254,760  GNMA Pool #398509, 6.00%,
                              3/15/26                                   244,590
                   58,677  GNMA Pool #402682, 7.50%,
                              6/15/26                                    59,427
                  199,988  GNMA Pool #403770, 6.50%,
                              3/15/28                                   195,291
                   82,729  GNMA Pool #416856, 7.50%,
                              10/25/25                                   83,809
                  319,632  GNMA Pool #436194, 6.50%,
                              2/15/28                                   312,125
                  250,089  GNMA Pool #457351, 7.00%,
                              12/15/27                                  249,212
                  193,417  GNMA Pool #477038, 7.50%,
                              5/15/30                                   195,636
                  576,733  GNMA Pool #507542, 7.00%,
                              8/15/29                                   574,351
                                                                   ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     18,973,417
                                                                   ------------
   (Cost $18,596,011)


46      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 3.6%
               $4,400,000  STRIPS - PRINCIPAL, 6.01%,
                              11/15/27(4)                          $    960,847
                1,800,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 1,956,013
                3,000,000  U.S. Treasury Notes, 4.875%,
                              3/31/01                                 2,986,125
                1,000,000  U.S. Treasury Notes, 6.375%,
                              1/31/02                                 1,004,430
                3,900,000  U.S. Treasury Notes, 6.75%,
                              5/15/05                                 4,093,514
                  800,000  U.S. Treasury Notes, 5.75%,
                              11/15/05                                  812,375
                1,150,000  U.S. Treasury Notes, 5.75%,
                              8/15/10                                 1,175,876
                                                                   ------------
TOTAL U.S. TREASURY SECURITIES                                       12,989,180
                                                                   ------------
   (Cost $12,758,854)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.3%
                  400,000  FHLMC MTN, 6.50%, 1/19/01                    399,882
                  300,000  FNMA, 7.25%, 5/25/01                         301,066
                1,200,000  FNMA, 5.25%, 1/15/03                       1,179,212
                1,600,000  FNMA, 7.125%, 2/15/05                      1,652,664
                1,000,000  FNMA MTN, 6.23%, 7/21/08                     976,793
                  300,000  FNMA MTN, Series B, VRN,
                              6.41%, 12/15/00, resets
                              monthly off the 1-month LIBOR
                              minus 0.21% with no caps                  299,990
                3,250,000  FNMA, Series B, 7.25%, 1/15/10             3,434,185
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            8,243,792
                                                                   ------------
   (Cost $8,014,359)

ASSET-BACKED SECURITIES(6) -- 1.4%
                  400,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                   405,090
                  750,000  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                  767,747
                  300,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                   298,755
                  700,000  Delta Airlines, Series 2000-1,
                              Class A1, 7.38%, 5/18/10                  715,371
                  795,000  First Union-Lehman Brothers-
                              Bank of America, Series
                              1998 C2, Class A2 SEQ,
                              6.56%, 11/18/08                           786,672
                  300,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                   287,796

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  200,000  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                  $    200,125
                  164,132  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                            163,197
                   87,358  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   85,607
                  200,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              11/20/08                                  194,467
                  900,000  Residential Asset Securities Corp.,
                              Series 1999 KS3, Class AI2,
                              7.08%, 9/25/20                            900,556
                    4,630  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $4,624)(4)                             4,630
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES                                         4,810,013
                                                                   ------------
   (Cost $4,776,674)

COMMERCIAL PAPER(7) -- 1.1%
                  240,000  AEGON Funding Corp., 6.50%,
                              12/18/00                                  239,220
                  400,000  American Family Financial
                              Services, 6.53%, 3/1/01                   393,430
                  300,000  Chevron U.K. Investment PLC,
                              6.54%, 1/11/01                            297,711
                  300,000  Credit Suisse First Boston Inc.,
                              6.51%, 1/25/01                            296,948
                  150,000  DaimlerChrysler AG, 6.50%,
                              1/12/01                                   148,828
                  140,000  DaimlerChrysler AG, 6.50%,
                              2/1/01                                    138,398
                  300,000  Dakota Certificates (Citibank),
                              6.56%, 1/12/01 (Acquired
                              10/12/00, Cost $295,025)(4)               297,656
                  300,000  Gannett Co. Inc., 6.49%, 2/26/01
                              (Acquired 11/7/00, Cost
                              $293,997)(4)                              295,231
                  300,000  National Rural Utilities
                              Cooperative Finance Corp.,
                              6.46%, 2/23/01                            295,391
                  300,000  Newcastle Certificates, 6.55%,
                              12/15/00 (Acquired
                              10/11/00, Cost $296,507)(4)               299,190
                  300,000  Park Avenue Receivables Corp.,
                              6.54%, 1/19/01 (Acquired
                              10/27/00, Cost $295,422)(4)               297,275
                  250,000  Reed Elsevier Inc., 6.50%,
                              12/6/00 (Acquired 9/21/00,
                              Cost $246,569)(4)                         249,729
                  300,000  Sand Dollar Funding LLC, 6.51%,
                              12/11/00 (Acquired 8/24/00,
                              Cost $294,087)(4)                         299,406


See Notes to Financial Statements               www.americancentury.com      47


Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  300,000  Tannehill Capital Company LLC,
                              6.61%, 1/11/01 (Acquired
                              11/10/00, Cost $296,585)(4)          $    297,711
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                3,846,124
                                                                   ------------
   (Cost $3,846,826)

PREFERRED STOCK -- 0.5%
BANKS -- 0.1%
                2,730,000  Banco Itau S.A. ORD                          207,132
                                                                   ------------
DRUGS(2)
                      278  Fresenius AG ORD                              72,685
                                                                   ------------
ENERGY RESERVES & PRODUCTION -- 0.3%
                   30,000  Petroleo Brasileiro S.A. ORD                 720,789
                                                                   ------------
GAS & WATER UTILITIES(2)
               19,610,000  Companhia Paranaense de
                              Energia-Copel ORD                         154,737
                                                                   ------------
MINING & METALS(2)
                   23,000  Usinas Siderurgicas de Minas
                              Gerais S.A. Cl A ORD                       93,070
                                                                   ------------
TELEPHONE -- 0.1%
               15,839,306  Tele Norte Leste Participacoes
                              S.A. ORD                                  286,822
                      267  XO Communications Inc.,
                              Series B, PIK, 13.50%, 6/1/10             107,468
                                                                   ------------
                                                                        394,290
                                                                   ------------
TOTAL PREFERRED STOCK                                                 1,642,703
                                                                   ------------
   (Cost $1,844,912)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.3%
               $  100,000  Province of Quebec, 8.80%,
                              4/15/03                              $    104,808
                  700,000  Province of Quebec, 5.75%,
                              2/15/09                                   655,949
                  300,000  United Mexican States, 9.875%,
                              2/1/10                                    312,900
                  518,000  United Mexican States
                              Recoverable Rights, 6/30/03                   --
                                                                   ------------
TOTAL SOVEREIGN GOVERNMENTS
AND AGENCIES                                                          1,073,657
                                                                   ------------
   (Cost $1,032,636)

TEMPORARY CASH INVESTMENTS -- 5.0%
   Repurchase Agreement, State Street Bank,
    (U.S. Treasury obligations), in a joint trading
    account at 6.44%, dated 11/30/00, due
    12/1/00 (Delivery value $17,703,166)                             17,700,000
                                                                   ------------
   (Cost $17,700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $356,304,634
                                                                   ============
   (Cost $341,528,071)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2000.


(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3) Zero-coupon bond. The yield to maturity at purchase is indicated. These securities are purchased at a substantial discount from their value at maturity

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2000, was $5,965,366 which represented 1.7% of net assets.

(5) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(6) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(7)  The rates for commercial paper are the yield to maturity at purchase.


48      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                           STRATEGIC       STRATEGIC         STRATEGIC
NOVEMBER 30, 2000                         CONSERVATIVE     MODERATE          AGGRESSIVE

ASSETS
Investment securities, at value
  (identified cost of $171,445,067,
  $464,833,771, and $341,528,071,
  respectively) (Note 3) ...........     $180,477,259     $485,572,680     $356,304,634
Cash ...............................          318,181             --            143,150
Foreign currency holdings,
  at value (identified cost $0,
  $789,954, and $580,931,
  respectively) ....................             --            772,701          567,612
Receivable for investments sold ....        4,760,384       13,622,072       12,625,251
Receivable for capital shares sold .             --              2,615           29,068
Dividends and interest receivable ..        1,169,215        2,549,135        1,389,056
                                         ------------     ------------     ------------
                                          186,725,039      502,519,203      371,058,771
                                         ------------     ------------     ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...........             --            333,345             --
Payable for investments purchased ..        3,225,543       10,967,626       12,367,655
Accrued management fees (Note 2) ...          147,969          435,738          355,635
Distribution fees payable (Note 2) .            2,442            4,646            8,620
Service fees payable (Note 2) ......            2,442            4,646            8,620
Payable for directors' fees
  and expenses .....................               94              244              207
Accrued expenses and
  other liabilities ................               15               50               90
                                         ------------     ------------     ------------
                                            3,378,505       11,746,295       12,740,827
                                         ------------     ------------     ------------
Net Assets .........................     $183,346,534     $490,772,908     $358,317,944
                                         ============     ============     ============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .................     $162,746,284     $426,397,773     $315,804,007
Undistributed net investment income           432,582          422,639        3,183,441
Accumulated undistributed net
  realized gain on investment
  and foreign currency transactions        11,136,211       43,237,518       24,570,391
Net unrealized appreciation on
  investments and translation of
  assets and liabilities in foreign
  currencies (Note 3) ..............        9,031,457       20,714,978       14,760,105
                                         ------------     ------------     ------------
                                         $183,346,534     $490,772,908     $358,317,944
                                         ============     ============     ============

Investor Class, $0.01 Par Value
Net assets .........................     $168,037,176     $444,882,383     $311,192,876
Shares outstanding .................       29,510,821       64,245,592       39,465,485
Net asset value per share ..........     $       5.69     $       6.92     $       7.89

Advisor Class, $0.01 Par Value
Net assets .........................     $ 11,736,526     $ 21,605,357     $ 40,720,642
Shares outstanding .................        2,062,159        3,122,364        5,177,970
Net asset value per share ..........     $       5.69     $       6.92     $       7.86

Institutional Class, $0.01 Par Value
Net assets .........................     $  3,572,832     $ 24,285,168     $  6,404,426
Shares outstanding .................          627,451        3,506,888          811,555
Net asset value per share ..........     $       5.69     $       6.93     $       7.89


See Notes to Financial Statements               www.americancentury.com      49


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                           STRATEGIC        STRATEGIC        STRATEGIC
YEAR ENDED NOVEMBER 30, 2000              CONSERVATIVE      MODERATE         AGGRESSIVE

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes
  withheld of $17,176, $63,923,
  and $48,433, respectively) ........     $  1,149,478      $  3,257,641      $  2,174,979
Interest ............................        6,660,928        12,131,745         5,356,438
                                          ------------      ------------      ------------
                                             7,810,406        15,389,386         7,531,417
                                          ------------      ------------      ------------

Expenses (Note 2):
Management fees .....................        1,782,523         5,001,231         3,633,494
Distribution fees -- Advisor Class ..           26,258            49,077            53,062
Service fees -- Advisor Class .......           26,258            49,077            53,062
Directors' fees and expenses ........              989             2,443             1,702
                                          ------------      ------------      ------------
                                             1,836,028         5,101,828         3,741,320
                                          ------------      ------------      ------------
Net investment income ...............        5,974,378        10,287,558         3,790,097
                                          ------------      ------------      ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain on:
Investments .........................       12,376,795        45,523,318        25,771,367
Foreign currency transactions .......           34,987           106,541            35,911
                                          ------------      ------------      ------------
                                            12,411,782        45,629,859        25,807,278
                                          ------------      ------------      ------------

Change in net unrealized
  appreciation on:
Investments .........................       (6,943,568)      (38,401,673)      (31,884,659)
Translation of assets and liabilities
  in foreign currencies .............           23,321            56,412            26,010
                                          ------------      ------------      ------------
                                            (6,920,247)      (38,345,261)      (31,858,649)
                                          ------------      ------------      ------------

Net realized and unrealized gain
  (loss) on investments and
  foreign currency ..................        5,491,535         7,284,598        (6,051,371)
                                          ------------      ------------      ------------

Net Increase (Decrease) in
  Net Assets Resulting
  from Operations ...................     $ 11,465,913      $ 17,572,156      $ (2,261,274)
                                          ============      ============      ============


50      1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED NOVEMBER 30, 2000 AND NOVEMBER 30, 1999

Increase (Decrease) in       STRATEGIC CONSERVATIVE             STRATEGIC MODERATE              STRATEGIC AGGRESSIVE
  Net Assets                 2000             1999            2000             1999             2000            1999

OPERATIONS
Net investment income ....$5,974,378       $5,655,649      $10,287,558       $6,270,107       $3,790,097     $1,776,191
Net realized gain on
  investments and
  foreign currency
  transactions ...........12,411,782       5,117,097        45,629,859       8,548,239        25,807,278      9,119,092
Change in net unrealized
  appreciation on
  investments and
  translation of assets
  and liabilities in
  foreign currencies .....(6,920,247)      4,525,537       (38,345,261)      37,133,255      (31,858,649)    30,214,139
                        --------------   --------------   --------------   --------------   -------------   ------------
Net increase
(decrease)
  in net assets
  resulting
  from operations ........11,465,913       15,298,283       17,572,156       51,951,601       (2,261,274)    41,109,422
                        --------------   --------------   --------------   --------------   -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment
income:
  Investor Class .........(5,440,032)      (5,376,570)      (8,944,771)      (5,791,290)      (1,910,466)    (1,746,451)
  Advisor Class .......... (309,094)        (185,153)        (358,028)        (245,892)        (101,910)      (97,114)
  Institutional Class .... (28,093)            --            (287,429)           --               --             --
From net realized
  gains on
  investment
  transactions:
  Investor Class .........(5,383,840)      (5,992,784)      (9,774,558)      (9,046,771)      (8,806,308)    (3,801,607)
  Advisor Class .......... (281,261)        (213,170)        (417,334)        (452,461)        (602,407)      (264,507)
                        --------------   --------------   --------------   --------------   -------------   ------------
Decrease in net assets
  from distributions ....(11,442,320)     (11,767,677)     (19,782,120)     (15,536,414)     (11,421,091)    (5,909,679)
                        --------------   --------------   --------------   --------------   -------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ...........7,363,908       (15,137,581)     101,412,013       80,183,989      165,751,956     15,695,068
                        --------------   --------------   --------------   --------------   -------------   ------------

Net increase (decrease)
  in net assets ..........7,387,501       (11,606,975)      99,202,049      116,599,176      152,069,591     50,894,811

NET ASSETS
Beginning of period .....175,959,033      187,566,008      391,570,859      274,971,683      206,248,353     155,353,542
                        --------------   --------------   --------------   --------------   -------------   ------------
End of period ..........$183,346,534     $175,959,033     $490,772,908     $391,570,859     $358,317,944    $206,248,353
                        ==============   ==============   ==============   ==============   =============   ============
Undistributed net
  investment income .....  $432,582        $891,807          $422,639       $1,320,088       $3,183,441      $2,032,206
                        ==============   ==============   ==============   ==============   =============   ============


See Notes to Financial Statements               www.americancentury.com      51


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation:
Aggressive Fund (the funds) are the funds currently issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile. The funds seek to achieve this by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares: the Investor Class, Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at November 30, 2000.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at November 30, 2000.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.


52      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Allocation:
Aggressive, which are declared and paid annually. Distributions from net realized gains are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

    On December 15, 2000, Strategic Allocation: Conservative, Strategic
Allocation: Moderate and Strategic Allocation: Aggressive declared and paid a per share distribution from net investment income to shareholders of record on that date of $0.0326, $0.0219, and $0.0868 for the Investor Class, respectively, $0.0299, $0.0183, and $0.0660 for the Advisor Class, respectively, and $0.0349, $0.0248, and $0.0920 for the Institutional Class, respectively. Also, on December 15, 2000, the funds declared and paid a distribution from net realized gains on investments to shareholders of record on that date of $0.4578, $0.7980, and $0.8177 for each class, respectively.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The Strategic Allocation Conservative, Strategic Allocation Moderate and Strategic Allocation Aggressive funds have elected to treat $169,093, $3,381,560, and $4,754,866, respectively, of net capital losses incurred in the one month period ended November 30, 2000, as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The rate of the management fee for each class is based on the fund's average net assets. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for each class of the funds is as follows:

                         STRATEGIC CONSERVATIVE              STRATEGIC MODERATE              STRATEGIC AGGRESSIVE
                    INVESTOR  ADVISOR  INSTITUTIONAL  INVESTOR  ADVISOR  INSTITUTIONAL  INVESTOR  ADVISOR  INSTITUTIONAL
FUND AVERAGE NET ASSETS
Up to $1 billion     1.00%     0.75%       0.80%        1.10%    0.85%       0.90%        1.20%    0.95%       1.00%
$1 billion and over  0.90%     0.65%       0.70%        1.00%    0.75%       0.80%        1.10%    0.85%       0.90%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended November 30, 2000, were $52,516 in Strategic Allocation: Conservative, $98,154 in Strategic Allocation: Moderate, and $106,124 in Strategic Allocation:
Aggressive.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      53


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2000

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended November 30, 2000, were as follows:

                               STRATEGIC          STRATEGIC        STRATEGIC
                              CONSERVATIVE        MODERATE         AGGRESSIVE
PURCHASES
Investment Securities other
  than U.S. Government &
  Agency Obligations ........ $158,727,376      $534,983,991      $487,593,007
U.S. Government &
  Agency Obligations ........  72,275,727        145,636,899       74,045,348

PROCEEDS FROM SALES
Investment Securities other
  than U.S. Government &
  Agency Obligations ........ $163,660,057      $506,719,146      $371,440,637
U.S. Government &
  Agency Obligations ........  67,896,446        109,163,038       45,351,634

  On November 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                               STRATEGIC          STRATEGIC        STRATEGIC
                              CONSERVATIVE        MODERATE         AGGRESSIVE

Appreciation ................  $11,968,409       $36,601,596       $30,210,290
Depreciation ................  (6,460,950)      (25,922,483)      (23,335,819)
                             ---------------   ---------------   ---------------
Net .........................  $5,507,459        $10,679,113       $6,874,471
                             ===============   ===============   ===============
Federal Tax Cost ............ $174,969,800      $474,893,567      $349,430,163
                             ===============   ===============   ===============

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                               STRATEGIC CONSERVATIVE           STRATEGIC MODERATE            STRATEGIC AGGRESSIVE
                                SHARES         AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
INVESTOR CLASS
Shares Authorized ........... 200,000,000                    200,000,000                    200,000,000
                             ============                   ============                   ============
Year ended
  November 30, 2000
Sold ........................ 14,405,701    $81,968,980      28,060,265    $203,412,076     27,459,918    $233,095,279
Issued in reinvestment
  of distributions .......... 1,878,916      10,573,419      2,611,999      18,581,417      1,334,071      10,667,441
Redeemed ....................(16,112,408)   (91,613,738)    (20,944,222)   (151,705,628)   (13,715,753)   (114,532,013)
                             ------------   -------------   ------------   -------------   ------------   -------------
Net increase ................  172,209        $928,661       9,728,042     $70,287,865      15,078,236    $129,230,707
                             ============   =============   ============   =============   ============   =============

Year ended
  November 30, 1999
Sold ........................ 13,801,866    $76,375,230      27,735,521    $177,453,631     11,259,728     $78,476,409
Issued in reinvestment
  of distributions .......... 1,930,163      10,456,958      2,409,483      14,722,174       866,756        5,527,759
Redeemed ....................(18,765,683)   (104,022,069)   (17,697,620)   (113,157,009)    (9,933,120)   (69,207,390)
                             ------------   -------------   ------------   -------------   ------------   -------------
Net increase (decrease) ..... (3,033,654)   $(17,189,881)    12,447,384    $79,018,796      2,193,364      $14,796,778
                             ============   =============   ============   =============   ============   =============

54      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:

                               STRATEGIC CONSERVATIVE           STRATEGIC MODERATE            STRATEGIC AGGRESSIVE
                                SHARES         AMOUNT          SHARES         AMOUNT          SHARES         AMOUNT
ADVISOR CLASS
Shares Authorized ........... 50,000,000                     50,000,000                     50,000,000
                             ============                   ============                   ============
Year ended
  November 30, 2000
Sold ........................  920,577       $5,267,745      1,797,068     $13,115,852      4,078,020      $34,613,146
Issued in reinvestment
  of distributions ..........  104,773        590,146         108,898        774,347          88,051         703,761
Redeemed ....................  (522,190)     (2,993,114)     (1,104,308)    (8,060,131)      (688,872)     (5,828,265)
                             ------------   -------------   ------------   -------------   ------------   ------------
Net increase ................  503,160       $2,864,777       801,658       $5,830,068      3,477,199      $29,488,642
                             ============   =============   ============   =============   ============   ============

Year ended
  November 30, 1999
Sold ........................  925,965       $5,066,512      1,326,437      $8,429,197       884,076       $6,136,284
Issued in reinvestment
  of distributions ..........   73,462        398,320         114,335        697,838          56,668         361,429
Redeemed ....................  (619,470)     (3,412,532)     (1,251,844)    (7,961,842)      (807,547)     (5,599,423)
                             ------------   -------------   ------------   -------------   ------------   ------------
Net increase ................  379,957       $2,052,300       188,928       $1,165,193       133,197        $898,290
                             ============   =============   ============   =============   ============   ============

INSTITUTIONAL CLASS
Shares Authorized ........... 50,000,000                     50,000,000                     50,000,000
                             ============                   ============                   ============
Period ended
  November 30, 2000(1)
Sold ........................  640,371       $3,645,540      6,281,900     $45,554,336       884,584       $7,663,338
Issued in reinvestment
  of distributions ..........   4,852          28,093          39,159        287,429            --             --
Redeemed ....................  (17,772)       (103,163)      (2,814,171)   (20,547,685)      (73,029)       (630,731)
                             ------------   -------------   ------------   -------------   ------------   ------------
Net increase ................  627,451       $3,570,470      3,506,888     $25,294,080       811,555       $7,032,607
                             ============   =============   ============   =============   ============   ============

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2000. Effective December 19, 2000, the bank line of credit amount changed to $520,000,000.

--------------------------------------------------------------------------------
6.  NEW ACCOUNTING PRINCIPLE

    A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The funds already amortize premiums and discounts on debt securities, therefore management believes there will be no impact to the fund.


                                                www.americancentury.com      55


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Investor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $5.69      $5.59      $5.55       $5.26       $5.00
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.19       0.17       0.18        0.19       0.13
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.19       0.28       0.31        0.36       0.22
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.38       0.45       0.49        0.55       0.35
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.19)     (0.16)     (0.19)      (0.17)     (0.09)
  From Net Realized Gains on
  Investment Transactions ............. (0.19)     (0.19)     (0.26)      (0.09)       --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.38)     (0.35)     (0.45)      (0.26)     (0.09)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $5.69      $5.69      $5.59       $5.55       $5.26
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  6.74%      8.47%      9.43%      10.87%      7.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.00%      1.00%      1.00%       1.00%    1.01%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  3.32%      3.01%      3.35%       3.48%    3.67%(4)
Portfolio Turnover Rate ...............  149%       105%       113%        124%        44%
Net Assets, End of Period
  (in thousands) ......................$168,037   $167,083   $180,970    $156,733    $33,110

(1)  February 15, 1996 (inception) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


56      1-800-345-2021                        See Notes to Financial Statements


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Advisor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $5.69      $5.59      $5.56       $5.26       $5.09
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.18       0.15       0.17        0.17       0.03
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.18       0.30       0.31        0.38       0.14
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.36       0.45       0.48        0.55       0.17
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.17)     (0.16)     (0.19)      (0.16)       --
  From Net Realized Gains on
  Investment Transactions ............. (0.19)     (0.19)     (0.26)      (0.09)       --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.36)     (0.35)     (0.45)      (0.25)       --
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $5.69      $5.69      $5.59       $5.56       $5.26
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  6.49%      8.32%      9.06%      10.77%      3.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.25%      1.25%      1.25%       1.25%    1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  3.07%      2.76%      3.10%       3.23%    3.25%(4)
Portfolio Turnover Rate ...............  149%       105%       113%        124%      44%(5)
Net Assets, End of Period
  (in thousands) ......................$11,737     $8,876     $6,596      $4,253     $3,973

(1)  October 2, 1996 (commencement of sale) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


See Notes to Financial Statements               www.americancentury.com      57


Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                    Institutional Class
                                                          2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................    $5.68
                                                       -----------
Income From Investment Operations
  Net Investment Income(2) ...........................    0.07
  Net Realized and Unrealized Loss
  on Investment Transactions .........................   (0.01)
                                                       -----------
  Total From Investment Operations ...................    0.06
                                                       -----------
Distributions
  From Net Investment Income .........................   (0.05)
                                                       -----------
Net Asset Value, End of Period .......................    $5.69
                                                       ===========
  Total Return(3) ....................................    1.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............................  0.80%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............................  3.70%(4)
Portfolio Turnover Rate ..............................   149%(5)
Net Assets, End of Period
  (in thousands) .....................................   $3,573

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


58      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Investor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $6.89      $6.22      $5.98       $5.42       $5.00
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.16       0.12       0.15        0.14       0.10
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.20       0.88       0.45        0.56       0.39
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.36       1.00       0.60        0.70       0.49
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.15)     (0.12)     (0.16)      (0.13)     (0.07)
  From Net Realized Gains on
  Investment Transactions ............. (0.18)     (0.21)     (0.20)      (0.01)       --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.33)     (0.33)     (0.36)      (0.14)     (0.07)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $6.92      $6.89      $6.22       $5.98       $5.42
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  5.20%     16.97%     10.32%      13.02%      9.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.10%      1.10%      1.10%       1.10%    1.10%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  2.24%      1.92%      2.38%       2.43%    2.52%(4)
Portfolio Turnover Rate ...............  153%       107%       127%        119%        78%
Net Assets, End of Period
  (in thousands) ......................$444,882   $375,592   $261,721    $201,384    $57,836

(1)  February 15, 1996 (inception) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      59


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                           Advisor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $6.89      $6.22      $5.98       $5.42       $5.24
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.15       0.11       0.13        0.12       0.02
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.20       0.88       0.45        0.56       0.16
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.35       0.99       0.58        0.68       0.18
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.14)     (0.11)     (0.14)      (0.11)       --
  From Net Realized Gains on
  Investment Transactions ............. (0.18)     (0.21)     (0.20)      (0.01)       --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.32)     (0.32)     (0.34)      (0.12)       --
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $6.92      $6.89      $6.22       $5.98       $5.42
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  4.95%     16.66%     10.07%      12.72%      3.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.35%      1.35%      1.35%       1.35%    1.35%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  1.99%      1.67%      2.13%       2.18%    2.10%(4)
Portfolio Turnover Rate ...............  153%       107%       127%        119%      78%(5)
Net Assets, End of Period
  (in thousands) ......................$21,605    $15,979    $13,251      $8,573     $7,566

(1)  October 2, 1996 (commencement of sale) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


60      1-800-345-2021                        See Notes to Financial Statements


Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                    Institutional Class
                                                          2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................   $7.23
                                                        -----------
Income From Investment Operations
  Net Investment Income(2) .............................   0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ...........................  (0.31)
                                                        -----------
  Total From Investment Operations .....................  (0.25)
                                                        -----------
Distributions
  From Net Investment Income ...........................  (0.05)
                                                        -----------
Net Asset Value, End of Period .........................   $6.93
                                                        ===========
  Total Return(3) ......................................  (3.53)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................ 0.90%(4)
Ratio of Net Investment Income
  to Average Net Assets ................................ 2.67%(4)
Portfolio Turnover Rate ................................  153%(5)
Net Assets, End of Period
  (in thousands) .......................................  $24,285

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


See Notes to Financial Statements              www.americancentury.com      61


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Investor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $7.91      $6.54      $6.25       $5.53       $5.00
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.11       0.07       0.10        0.09       0.07
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.30       1.55       0.49        0.67       0.46
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.41       1.62       0.59        0.76       0.53
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.08)     (0.08)     (0.09)      (0.04)       --
  From Net Realized Gains on
  Investment Transactions ............. (0.35)     (0.17)    (0.21)         --         --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.43)     (0.25)     (0.30)      (0.04)       --
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $7.89      $7.91      $6.54       $6.25       $5.53
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  5.14%     25.69%      9.93%      13.84%     10.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.20%      1.20%      1.20%       1.20%    1.20%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  1.25%      1.02%      1.49%       1.58%    1.72%(4)
Portfolio Turnover Rate ...............  149%       115%       134%        135%        64%
Net Assets, End of Period
  (in thousands) ......................$311,193   $192,831   $145,125    $109,497    $46,276

(1)  February 15, 1996 (inception) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for period less than one year are not annualized.

(4)  Annualized.


62      1-800-345-2021                        See Notes to Financial Statements


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                          Advisor Class
                                         2000       1999       1998        1997      1996(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $7.89      $6.52      $6.23       $5.53       $5.37
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.09       0.05       0.08        0.07       0.01
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.29       1.55       0.49        0.67       0.15
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  0.38       1.60       0.57        0.74       0.16
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.06)     (0.06)     (0.07)      (0.04)       --
  Net Realized and Unrealized
  Gain on Investment Transactions ..... (0.35)     (0.17)     (0.21)        --         --
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (0.41)     (0.23)     (0.28)      (0.04)       --
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $7.86      $7.89      $6.52       $6.23       $5.53
                                       ========   ========   =========   ========   ========
  Total Return(3) .....................  4.78%     25.46%      9.66%      13.43%      2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.45%      1.45%      1.45%       1.45%    1.45%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  1.00%      0.77%      1.24%       1.33%    1.31%(4)
Portfolio Turnover Rate ...............  149%       115%       134%        135%      64%(5)
Net Assets, End of Period
  (in thousands) ......................$40,721    $13,417    $10,228      $8,095     $5,872

(1)  October 2, 1996 (commencement of sale) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period February 15, 1996 (inception of fund) through November 30, 1996.


See Notes to Financial Statements               www.americancentury.com      63


Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                    Institutional Class
                                                          2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................   $8.50
                                                        -----------
Income From Investment Operations
  Net Investment Income(2) .............................    0.05
  Net Realized and Unrealized Loss
  on Investment Transactions ...........................   (0.66)
                                                        -----------
  Total From Investment Operations .....................   (0.61)
                                                        -----------
Net Asset Value, End of Period .........................    $7.89
                                                        ===========
  Total Return(3) ......................................   (7.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................................  1.00%(4)
Ratio of Net Investment Income
  to Average Net Assets ................................  1.70%(4)
Portfolio Turnover Rate ................................   149%(5)
Net Assets, End of Period
  (in thousands) .......................................   $6,404

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


64      1-800-345-2021                        See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Strategic Allocation: Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation: Aggressive Fund, (collectively the "Funds"), three of the funds comprising American Century Strategic Asset Allocations, Inc., as of November 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 15, 1996 (inception) through November 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Strategic Allocation: Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation: Aggressive Fund as of November 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 8, 2001


                                                www.americancentury.com      65


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


66      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but it maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but it maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and MORTGAGE-BACKED SECURITIES indices.

     The MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The THREE-MONTH U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       JEFF TYLER
       BRIAN HOWELL

THE FUNDS' NEUTRAL
ASSET MIXES*
                     CON      MOD      AGG
STOCKS               45%      63%      78%
BONDS                45%      31%      20%
CASH
(MONEY MARKET
SECURITIES)          10%       6%       2%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.


                                                www.americancentury.com      67


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 56-64.

STOCK PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

BOND PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

FIXED-INCOME SECURITY TYPES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years), and bonds (maturing in more than ten years).


68      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      69


Notes
--------------------------------------------------------------------------------


70      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      71


Notes
--------------------------------------------------------------------------------


72      1-800-345-2021



[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                 American Century Investment Services, Inc.
SH-ANN-23815                      (c)2000 American Century Services Corporation